EXHIBIT 10.1 CONFORMED COPY Amendment Number 1, 2/8/19 Amendment Number 2, 11/4/19 Omnibus Amendment Number 1, 11/13/20 Form of AICCA - Conforming Amendment Amendment Number 4, 12/20/21 Omnibus Amendment Number 2, 4/27/22 [CERTAIN INFORMATION AND ATTACHMENTS TO THIS EXHIBIT, MARKED BY [***], HAVE BEEN OMITTED IN ACCORDANCE WITH ITEM 601(A)(5) OF REGULATION S-K AS THEY DO NOT CONTAIN INFORMATION MATERIAL TO AN INVESTMENT OR VOTING DECISION.] LOAN AND SECURITY AGREEMENT among TIF FUNDING LLC, as Borrower the LENDERS from time to time party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and Securities Intermediary Dated as of December 13, 2018

TABLE OF CONTENTS Page -i- ARTICLE I DEFINITIONS .......................................................................................................... 1  Section 101 Defined Terms ..................................................................................... 1  Section 102 Other Definitional Provisions ............................................................ 37  Section 103 Computation of Time Periods ............................................................ 37  Section 104 General Interpretive Principles .......................................................... 37  Section 105 Statutory References .......................................................................... 38  ARTICLE II SECURITY INTEREST......................................................................................... 38  ARTICLE III THE LOANS......................................................................................................... 41  Section 301 Principal Terms of the Loans ............................................................. 41  Section 302 Distribution Account .......................................................................... 57  Section 303 Investment of Monies Held in the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account; Control over Eligible Investments ..................................................... 63  Section 304 Reports to Lender ............................................................................... 65  Section 305 Records .............................................................................................. 65  Section 306 Restricted Cash Account .................................................................... 65  Section 307 Revenue Reserve Account ................................................................. 66  Section 308 No Claim ............................................................................................ 67  Section 309 Compliance with Withholding Requirements .................................... 67  ARTICLE IV COLLATERAL .................................................................................................... 67  Section 401 Collateral ............................................................................................ 67  Section 402 Reserved ............................................................................................. 68  Section 403 Collateral Agent’s Appointment as Attorney-in-Fact ........................ 68  Section 404 Release of Security Interest ............................................................... 69  Section 405 Administration of Collateral .............................................................. 70  Section 406 Quiet Enjoyment ................................................................................ 71  Section 407 Rights of Lenders ............................................................................... 71  ARTICLE V REPRESENTATIONS AND WARRANTIES ...................................................... 72  Section 501 Representations and Warranties ......................................................... 72  Section 502 Survival of Representations and Warranties ...................................... 78  ARTICLE VI COVENANTS ...................................................................................................... 78  Section 601 Payment of Principal and Interest; Payment of Taxes ....................... 78

TABLE OF CONTENTS
(continued)

Page

Section 602	Maintenance of Office	79
Section 603	Corporate Existence	79
Section 604	Protection of Collateral	79
Section 605	Performance of Obligations	80
Section 606	Negative Covenants	81
Section 607	Corporate Separateness of the Borrower	83
Section 608	No Bankruptcy Petition	83
Section 609	Liens	83
Section 610	Other Debt	84
Section 611	Guarantees, Loans, Advances and Other Liabilities	84
Section 612	Consolidation, Merger and Sale of Assets	84
Section 613	Other Agreements; Amendment of Transaction Documents	84
Section 614	Organizational Documents	85
Section 615	Capital Expenditures	85
Section 616	Permitted Activities; Compliance with Organizational Documents	85
Section 617	Investment Company Act	85
Section 618	Payments of Collateral	85
Section 619	Notices	85
Section 620	Books and Records	86
Section 621	Subsidiaries	86
Section 622	Investments	86
Section 623	Use of Proceeds	86
Section 624	Asset Base Certificate	86
Section 625	Financial Statements	86
Section 626	UNIDROIT Convention	87
Section 627	Reserved	**Error! Bookmark not defined.**
Section 628	Interest Rate Hedging Requirement	88
Section 629	Reserved	89
Section 630	Sanctions	89
Section 631	Tax Election of the Borrower	89
Section 632	Reserved	89
Section 633	Compliance with Law	89
Section 634	Lender Tax Identification Information	89
Section 635	Amendment of Intercreditor Collateral Agreement	90
Section 636	Inspection	90

-ii-

TABLE OF CONTENTS (continued) Page -iii- Section 637 Insurance ............................................................................................ 91  Section 638 Cooperation Regarding Rating of the Loans. .................................... 91  ARTICLE VII DISCHARGE OF AGREEMENT; PREPAYMENTS ....................................... 92  Section 701 Full Discharge .................................................................................... 92  Section 702 Prepayment of Loans ......................................................................... 92  ARTICLE VIII DEFAULT PROVISIONS AND REMEDIES .................................................. 92  Section 801 Event of Default ................................................................................. 92  Section 802 Acceleration of Stated Maturity ......................................................... 96  Section 803 Collection of Indebtedness ................................................................. 97  Section 804 Remedies ............................................................................................ 97  Section 805 Reserved ............................................................................................. 98  Section 806 Allocation of Money Collected .......................................................... 98  Section 807 Reserved ........................................................................................... 100  Section 808 Reserved. .......................................................................................... 100  Section 809 Restoration of Rights and Remedies ................................................ 100  Section 810 Rights and Remedies Cumulative .................................................... 100  Section 811 Delay or Omission Not Waiver ........................................................ 100  Section 812 Control by Majority Lenders ........................................................... 100  Section 813 Waiver of Past Defaults ................................................................... 101  Section 814 Waiver of Stay or Extension Laws .................................................. 101  Section 815 Sale of Collateral .............................................................................. 101  Section 816 Collateral Agent Action ................................................................... 102  ARTICLE IX THE COLLATERAL AGENT ........................................................................... 102  Section 901 Duties of the Collateral Agent ......................................................... 102  Section 902 Certain Matters Affecting the Collateral Agent ............................... 104  Section 903 Collateral Agent Not Liable ............................................................. 107  Section 904 Reserved ........................................................................................... 107  Section 905 Collateral Agent’s Fees and Expenses ............................................. 107  Section 906 Eligibility Requirements for the Collateral Agent ........................... 108  Section 907 Resignation and Removal of the Collateral Agent .......................... 108  Section 908 Successor Collateral Agent .............................................................. 109  Section 909 Merger or Consolidation of the Collateral Agent ............................ 110

TABLE OF CONTENTS (continued) Page -iv- Section 910 Separate Collateral Agents, Co-Collateral Agents and Custodians ........................................................................................ 110  Section 911 Representations and Warranties ....................................................... 111  Section 912 Reserved ........................................................................................... 112  Section 913 Notice of Various Events ................................................................. 112  Section 914 Notices ............................................................................................. 112  ARTICLE X SUCCESSORS AND ASSIGNS; AMENDMENTS ........................................... 113  Section 1001 General Condition ............................................................................ 113  Section 1002 Assignments and Transfers by Lenders ........................................... 113  Section 1003 Register ............................................................................................ 115  Section 1004 Participation ..................................................................................... 116  Section 1005 Certain Pledges ................................................................................ 117  Section 1006 Electronic Execution ........................................................................ 117  Section 1007 Consents, Amendments, Waivers, Etc ............................................. 117  ARTICLE XI CONDITIONS PRECEDENT ............................................................................ 119  Section 1101 Conditions Precedent to Effectiveness of Agreement ..................... 119  Section 1102 Conditions Precedent to all Loans ................................................... 121  ARTICLE XII EARLY AMORTIZATION EVENTS .............................................................. 121  Section 1201 Early Amortization Events ............................................................... 121  Section 1202 Remedies .......................................................................................... 122  ARTICLE XIII MISCELLANEOUS PROVISIONS ................................................................ 123  Section 1301 Compliance Certificates and Opinions ............................................ 123  Section 1302 Form of Documents Delivered to Collateral Agent ......................... 123  Section 1303 Acts of Lenders ................................................................................ 124  Section 1304 Expenses .......................................................................................... 124  Section 1305 Limitation of Right .......................................................................... 125  Section 1306 Severability ...................................................................................... 125  Section 1307 Notices ............................................................................................. 125  Section 1308 Consent to Jurisdiction ..................................................................... 127  Section 1309 Captions ........................................................................................... 127  Section 1310 Governing Law ................................................................................ 128  Section 1311 No Petition ....................................................................................... 128  Section 1312 WAIVER OF JURY TRIAL ............................................................ 128

TABLE OF CONTENTS
(continued)

Page

Section 1313	Waiver of Immunity	129
Section 1314	Judgment Currency	129
Section 1315	Consents and Approvals	130
Section 1316	Counterparts; Signatures	130
Section 1317	PATRIOT Act	130
Section 1318	Indemnification	130
Section 1319	Multiple Roles	132
Section 1320	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	132
Section 1321	Acknowledgement Regarding Any Supported QFCs	134

ARTICLE XIV THE ADMINISTRATIVE AGENT 135

Section 1401	Authorization and Action	135
Section 1402	Delegation of Duties	135
Section 1403	Exculpatory Provisions	136
Section 1404	Reliance	136
Section 1405	Non-Reliance on Administrative Agent and Other Lenders	136
Section 1406	Indemnification of the Administrative Agent	137
Section 1407	Administrative Agent in Its Individual Capacity	137
Section 1408	Successor Administrative Agent	137

SCHEDULE I	Maximum Concentrations of Lessees
SCHEDULE II	Commitments
SCHEDULE III	Scheduled Targeted Principal Balance

EXHIBIT A	-	[Reserved]
EXHIBIT B	-	Form of Control Agreement
EXHIBIT C	-	Depreciation Policy for Managed Containers
EXHIBIT D	-	Form of Asset Base Certificate
EXHIBIT E	-	[Reserved]
EXHIBIT F	-	Form of Assignment and Acceptance
EXHIBIT G	-	Intercreditor Collateral Agreement
EXHIBIT H	-	Funding Notice

-v-

LOAN AND SECURITY AGREEMENT This LOAN AND SECURITY AGREEMENT, dated as of December 13, 2018 (as amended, modified or supplemented from time to time as permitted hereby, this “Agreement”), is among TIF FUNDING LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”), the LENDERS from time to time party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION (as the “Administrative Agent”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as securities intermediary (in such capacity, the “Securities Intermediary”) and collateral agent (in such capacity, the “Collateral Agent”). W I T N E S S E T H: WHEREAS, the Borrower desires that the Lenders from time to time make Loans to the Borrower, and the Lenders, subject to the terms and conditions set forth herein, desire to make such Loans to the Borrower. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 101 Defined Terms. Except as otherwise provided herein, all references to any agreement defined in this Section 1.01 shall be deemed to include such agreement as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms and, where applicable, the terms of the other Transaction Documents. In the event of a conflict between this Section 1.01 and the terms set forth in another Transaction Document, the terms set forth in the other Transaction Documents shall supersede and govern with respect to such Transaction Document. All references to statutes (including the UCC), rules and regulations shall be deemed to include such statutes, rules and regulations as the same may be from time to time amended, supplemented or otherwise modified, in each case unless otherwise specified herein. All definitions contained or referred to herein shall be equally applicable to both the singular and plural forms of the terms defined. All references to any Person shall include its successors and permitted assigns. All references to “including” are not intended to limit the generality of any description preceding such term and for purposes hereof and of each Transaction Document the rule of ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to those specifically mentioned. “Account Debtor”: Any “account debtor”, as such term is defined in the UCC. “Accounts”: Any “account,” as such term is defined in the UCC.

2 “Adjusted Net Book Value”: With respect to any Managed Containers being sold, an amount equal to the difference of (x) the sum of the respective Net Book Values of such Managed Containers at the time of sale, minus (y) any insurance proceeds, amounts paid by lessees or other Collections received by the Borrower in respect of any damage to such Managed Container which was not repaired prior to sale or in respect of any failure of the lessee to make repairs which were not made prior to sale. “Adjusted Term SOFR”: For purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that, in no event shall Adjusted Term SOFR be less than zero. “Administrative Agent”: Wells Fargo Bank, National Association and its permitted successors and assigns. “Administrative Agent Fee”: This term shall have the meaning given thereto in the Administrative Agent Fee Letter. “Administrative Agent Fee Letter”: That certain administrative agent fee letter, dated as of the Closing Date, between the Administrative Agent and the Borrower. “Advance Rate”: As of any date of determination, eighty one percent (81%); provided that upon the occurrence of the Conversion Date, the Advance Rate shall be reduced each month thereafter until the Final Maturity Date on a straight line basis in an amount equal to 0.125% per month (or one and one half percent (1.5%) per annum). “Affected Borrowing”: The meaning specified in Section 301(m)(2). “Affiliate”: With respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, control, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing. “Aggregate Commitment”: As of any date of determination, an amount equal to the sum of the Commitments of all Lenders. “Aggregate Loan Principal Balance”: As of any date of determination, an amount equal to the sum of the unpaid principal balance of all Loans then Outstanding. “Aggregate Net Book Value”: As of any date of determination, the sum of the Net Book Values (such Net Book Values to be measured as of the last day of the month immediately preceding such date of determination) of all Eligible Containers. “Amendment Number 3 Effective Date”: The “Amendment Effective Date” under and as defined in Amendment Number 3 to Loan and Security Agreement, dated as of November 13, 2020, among the Borrower, the Collateral Agent, the Administrative Agent and the Lenders party thereto.

3 “Ancillary Fees”: All fees paid to and received by the Manager under Lease Agreements for drop-off, pick-up or repositioning charges, handling fees, repair payments and repair insurance fees which are attributable to the Managed Containers. “Anti-Corruption Laws”: All of the following: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower, the Seller, or any of their Affiliates, is located or doing business. “Anti-Money Laundering Laws”: Applicable laws or regulations in any jurisdiction in which the Borrower, the Seller, or any of their Affiliates, is located or doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law”: With respect to any Person or Managed Container, all existing laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority and judgments, decrees, injunctions, writs, or orders of any court, arbitrator or other administrative, judicial, or quasi judicial tribunal or agency of competent jurisdiction applicable to such Person or Managed Container. “Applicable Margin”: With respect to each Loan, (i) before the Conversion Date, one and one-half percent (1.50%) per annum and (ii) on and after the Conversion Date, two and one-half percent (2.50%) per annum (which percentage set forth in this clause (ii) includes any Step-Up Margin with respect to such Loan(s). “Approved Fund”: Any Person (other than a natural Person) that is not a Competitor and that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) the Administrative Agent, or (iii) an Affiliate of a Lender or the Administrative Agent, or (iv) a Person that administers or manages a Lender. “Asset Base”: As of any date of determination, an amount equal to the excess of (1) the sum of (a) the product of (i) the Advance Rate in effect on such date of determination, multiplied by (ii) the sum of (A) the Aggregate Net Book Value, plus (B) up to the Receivables Threshold of receivables resulting from the sale or other disposition of one or more Eligible Containers that were either owned by the Borrower or subject to a Finance Lease for which the Borrower is the lessor, so long as such receivables were not outstanding for more than 60 days (measured from the issue date of such receivables), plus (b) the amounts on deposit in the Restricted Cash Account, such amounts to be determined after giving effect to all withdrawals from and deposits to the Restricted Cash Account on such date; over (2) an amount equal to the sum of (a) the aggregate Manufacturer Debt with respect to all Managed Containers included in the calculation of the amount set forth in clause (1) above and (b) the product of (i) the Advance Rate in effect on such date of determination, multiplied by (ii) the outstanding Deferred Lease Amortization Amount as of such date of determination.

4 “Asset Base Certificate”: A certificate with appropriate insertions setting forth the components of the Asset Base, as of the last day of the month for which such certificate is submitted, which certificate shall be substantially in the form attached as Exhibit D to this Agreement and shall be certified by an Authorized Signatory of the Manager. “Asset Base Deficiency”: As of any Payment Date, the condition that exists if the Aggregate Loan Principal Balance (calculated after giving effect to the Scheduled Principal Payment Amount to be paid on such Payment Date) exceeds the Asset Base. If such term is used in a quantitative context, the amount of the Asset Base Deficiency shall be equal to the amount of such excess. “Assignment and Acceptance”: Any properly completed agreement substantially in the form of Exhibit F hereto. “Authorized Officer”: The Chief Executive Officer, President, Chief Financial Officer, Treasurer or Assistant Treasurer of the Manager or the Borrower, or such other individuals designated by written notice to the Administrative Agent from the Manager or the Borrower authorized to execute notices, reports and other documents on behalf of the Manager or the Borrower, respectively, required hereunder. The Manager or the Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent. “Authorized Signatory”: Any Person designated in a certificate of a secretary or assistant secretary of a Person (or, in the case of a Person that is a limited liability company, any Person designated in a certificate of a secretary or assistant secretary of the manager of such limited liability company) or by written notice by such Person delivered to the Collateral Agent, as authorized to execute documents and instruments on behalf of such Person. “Availability”: As of any date of determination for any Lender, an amount equal to the lesser of: (A) the excess, if any, of (x) the Commitment of such Lender on such date of determination over (y) such Lender’s Pro Rata Share of the Aggregate Loan Principal Balance (calculated without giving effect to the requested Loan) on such date of determination; and (B) such Lender’s Pro Rata Share of an amount equal to the excess (but not less than zero) of (1) the Asset Base, minus (2) the Aggregate Loan Principal Balance (calculated without giving effect to the requested Loan). “Available Distribution Amount”: This term shall have the meaning set forth in Section 302(c) of this Agreement. “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978, as amended. “Base Rate”: On any date, a fluctuating rate of interest per annum equal to the highest of (i) the Federal Funds Effective Rate in effect on such date plus one half of one percent (0.50%), (ii) the Prime Rate in effect on such date and (iii) Adjusted Term SOFR in effect on such date plus 1.00%. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds

5 Effective Rate or Adjusted Term SOFR shall be effective on the opening of business on the date of such change. “Base Rate Loan”: Any portion of the Loan that bears interest calculated based on the Base Rate. “Basel III”: (a) the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems” dated December 2010 (revised June 2011), “Basel III: International framework for liquidity risk measurement, standards and monitoring tools” dated January 2013 and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated; (b) the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement - Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and (c) any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”. “Benefit Plan Investor”: An “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, a “plan” within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or an entity whose underlying assets include “plan assets” of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in such entity. “Borrower”: TIF Funding LLC, a limited liability company organized under the laws of Delaware, and its permitted successors and assigns. “Borrower Cash Interest Expense”: With respect to the Borrower for any period, an amount equal to the difference of (1) the Borrower Interest Expense for such period minus (2) to the extent included in clause (1), (i) amortization or write off of debt issuance or deferred financing costs, (ii) any non-cash interest expense related to any interest expense that has not been paid in cash (which, for this purpose, shall include any amortization of hedge breakage costs not paid in cash in such period), (iii) any incremental non-cash interest expense incurred as the result of an accounting change and (iv) any termination payment under any Hedge Agreement for which the Borrower received a cash capital contribution from its parent, plus (3) without duplication of amounts included in clause (1), cash interest payments made in such period that were deducted from Borrower Cash Interest Expense in a prior period. “Borrower EBIT”: For any period, means the sum of Borrower Net Income, plus the following, without duplication, to the extent deducted in calculating such Borrower Net Income: (1) all income tax expense in respect of any net income generated by the Borrower;

6 (2) Borrower Interest Expense; (3) depreciation and amortization charges of the Borrower relating to any increased depreciation or amortization charges resulting from purchase accounting adjustments or inventory write-ups with respect to acquisitions or the amortization or write-off of deferred debt or equity issuance costs; (4) all other non-cash charges of the Borrower (other than depreciation expense) minus, with respect to any such non-cash charge that was previously added in a prior period to calculate Borrower EBIT and that represents an accrual of or reserve for cash expenditures in any future period, any cash payments made during such period; (5) any non-capitalized costs incurred in connection with financings, the acquisition of Containers or dispositions (including financing and refinancing fees and any premium or penalty paid in connection with redeeming or retiring Indebtedness prior to the stated maturity thereof pursuant to the agreements governing such Indebtedness); (6) all non-cash expenses attributable to Incentive Arrangements; (7) to the extent that any portion of the Management Fees payable during such period was accrued and not paid during such period, the aggregate amount of expenses attributable to all payments or accruals of Management Fees during such period; and (8) any indemnity payments made (regardless of to whom such payments are made) pursuant to this Agreement; in each case, for such period and as determined in accordance with GAAP. “Borrower EBIT to Borrower Cash Interest Expense Ratio”: As of the last day of the fiscal quarter preceding such date of determination the ratio of (a) the aggregate amount of Borrower EBIT for the period of the most recent four consecutive fiscal quarters of the Borrower ending on or prior to the date of such determination (or such lesser number of fiscal quarters that elapsed since the Closing Date), to (b) Borrower Cash Interest Expense for such four fiscal quarters (or such lesser number of fiscal quarters that elapsed since the Closing Date). “Borrower Expenses”: For any Collection Period, direct out-of-pocket expenses that are necessary or advisable, in the opinion of the managers of the Borrower, to maintain the corporate existence of the Borrower, including: administration expenses; accounting and audit expenses of the Borrower; premiums for liability, casualty, fidelity, directors’ and officers’ and other insurance; legal fees and expenses; other professional fees; franchise taxes and other similar taxes (but excluding income taxes). “Borrower Interest Expense”: With respect to the Borrower for any period, the aggregate of the interest expense of the Borrower for such period, as determined in accordance with GAAP, and including, without duplication, (a) all amortization or accretion of original issue discount; (b) the excess of (A) net cash costs paid in such period under all Hedge Agreements, over (B) cash capital contributions received by the Borrower from its parent to pay the net cash costs referred to in clause (A); and (c) amortization of fees under all Hedge Agreements.

7 “Borrower Net Income”: For any period, the aggregate net income (or loss) of the Borrower for such period, determined in accordance with GAAP; provided, however, that there shall not be included in such Borrower Net Income: (1) extraordinary gains or losses, as determined in accordance with GAAP; (2) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued); and (3) the cumulative effect of a change in accounting principles, as determined in accordance with GAAP; in each case, for such period. “Breakage Costs”: With respect to an Interest Accrual Period, any reasonable loss, cost or expense incurred by a Lender, including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain its Loan, as the case may be, during such Interest Accrual Period. “Business Day”: Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, the city in which the Corporate Trust Office of the Collateral Agent is located, or the city in which the headquarters of the Administrative Agent is located, are authorized or are obligated by law, executive order or governmental decree to be closed. “Capital Improvements”: Any structural changes required to be made to the Containers so as to comply with applicable governmental or industry standards. “Casualty Loss”: With respect to any Managed Container as of any date of determination, any of the following events or conditions: (i) total loss or destruction thereof; (ii) theft or disappearance thereof without recovery within sixty (60) days after such theft or disappearance becomes known to the Borrower, the Manager or any of its Affiliates; (iii) damage rendering such Managed Container unfit for normal use and, in the judgment of the Borrower or the Manager, beyond repair at reasonable cost; or (iv) any condemnation, seizure, forced sale or other taking of title to or use of such Managed Container. “Casualty Proceeds”: Any payment to, or on behalf of, the Borrower in connection with a Casualty Loss. “Change in Law”: The occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule,

8 regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlement, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities pursuant to Basel III, and (z) the implementation or application of, or compliance with, CRD IV (as defined below) or CRR (as defined below), or any law or regulation that implements or applies CRD IV or CRR shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued or implemented. As used herein, “CRD IV” means Directive 2013/36/EU of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directive 2006/48/EC and 2006/49/EC, and “CRR” means Articles 404-410 of the Capital Requirements Regulation No. 575/2013 of the European Parliament and of the Council of 26 June 2013 and any related guidelines and regulatory technical standards or implementing technical standards published by the European Banking Authority and adopted by the European Commission. “Change of Control”: The occurrence the following: the Manager shall (A) consolidate or merge with or into any Person, unless (i) the Manager is the surviving entity, and (ii) at least seventy percent (70%) of the consolidated assets of the Manager and its “Restricted Subsidiaries” (as defined in the TCIL Credit Agreement) following such consolidation or merger are held in connection with a Permitted Business, or (B) permit any purchase, sale, assignment, transfer, conveyance or other acquisition or disposition of assets which would result in less than seventy percent (70%) of the consolidated assets of the Manager and its “Restricted Subsidiaries” (measured after giving effect to such transaction) to be held in connection with a Permitted Business, or (C) cease to be a wholly-owned Subsidiary of Triton Holdco. “Chattel Paper”: Any lease or other chattel paper, as such term is defined in the UCC. “Claim”: This term shall have the meaning set forth in Section 15.1 of the Management Agreement. “Closing Date”: December 13, 2018. “Code”: The Internal Revenue Code of 1986, as amended, or any successor statute thereto. “Collateral”: This term shall have the meaning set forth in Article II of this Agreement. “Collateral Agent”: The Person identified as such in the preamble hereto and performing the duties of the Collateral Agent under this Agreement. “Collateral Agent Fees”: This term shall have the meaning set forth in Section 905 of this Agreement. “Collateral Agent Indemnified Amounts”: This term shall have the meaning set forth in Section 905 of this Agreement.

9 “Collection Account”: This term shall have the meaning set forth in the Intercreditor Collateral Agreement. “Collection Period”: For each Payment Date, the period from and including the first day of the calendar month immediately preceding the calendar month in which such Payment Date occurs through and including the last day of such calendar month. “Collections”: With respect to any Collection Period, all payments (including any cash proceeds) actually received by the Borrower, or by the Manager on behalf of the Borrower, with respect to the Containers and the other items of Collateral. “Commercial Tort Claim”: Any commercial tort claim, as such term is defined in the UCC. “Commitment”: With respect to each Lender, such Lender’s obligation to make Loans up to the maximum unpaid principal amount at any time shown on Schedule II, as hereafter modified pursuant to each Assignment and Acceptance to which it is a party. “Commitment Fee”: The meaning set forth in Section 301(p) of this Agreement. “Competitor”: Any Person engaged and competing with any of the Borrower or the Manager or any of their respective Affiliates in the container or chassis leasing business; provided, however, that in no event shall (i) any Eligible Assignee or (ii) any insurance company, bank, bank holding company, savings institution or trust company, fraternal benefit society, pension, retirement or profit sharing trust or fund, or any collateralized bond obligation fund or similar fund (or any trustee of any such fund) or any holder of any obligations of any such fund (solely as a result of being such a holder) be deemed to be a Competitor unless, in either such case, such Person or any of its Affiliates are directly and actively engaged in the operation of a container or chassis leasing business. “Concentration Limits”: The following limitations on the types of Containers eligible to be an Eligible Container (which limitations shall be applied on each Determination Date and each Transfer Date and shall be calculated so as to give effect to the transfer under consideration), as modified from time to time with the consent of the Majority Lenders: (a) Maximum Concentration of Dry Freight Special Containers. The sum of the Net Book Values of all Eligible Containers that are Specialized Containers (other than refrigerated Containers) shall not exceed twenty-five percent (25%) of the Aggregate Net Book Value; (b) Maximum Concentration of Finance Leases. The sum of the Net Book Values of all Eligible Containers that are subject to a Finance Lease shall not exceed thirty percent (30%) of the Aggregate Net Book Value; (c) Maximum Concentration of Non-U.S. Currency Rentals. The sum of the Net Book Values of all Eligible Containers subject to Lease Agreements for which rentals are payable in a currency other than Dollars and which are not the subject of a Currency Hedge Agreement shall not exceed two percent (2%) of the Aggregate Net Book Value;

10 (d) Maximum Concentration of any Three Lessees. The sum of the Net Book Values of all Eligible Containers then on lease to any three lessees shall not exceed sixty-five percent (65%) of the then Aggregate Net Book Value; provided, however, that if two or more lessees shall engage in any transaction (whether through merger, consolidation, stock sale, asset sale or otherwise) pursuant to which a lessee shall become the owner of, or interest holder in, any other lessee’s leasehold interests in one or more Containers and the effect of such transaction is to cause a breach of the foregoing threshold, then the foregoing threshold shall on the effective date of such transaction be increased to an amount equal to the quotient, expressed as a percentage, (x) the numerator of which shall equal the sum of (A) the sum of the Net Book Values of all Managed Containers on lease to such transacting lessees immediately prior to such transaction, and (B) the sum of the Net Book Values of all Managed Containers then on lease to the two other lessees having the most Managed Containers then on lease with the Borrower (measured by Net Book Value) and (y) the denominator of which shall equal the then Aggregate Net Book Value); and provided further that, if the foregoing limitation has been increased above sixty-five percent (65%) by operation of the above proviso, then any additional Managed Containers subsequently leased to any of such three lessees shall not be considered Eligible Containers until such time as the sum of the Net Book Values of all Managed Containers then on lease to such three lessees does not exceed an amount equal to sixty-five percent (65%) of the then Aggregate Net Book Value; and (e) Maximum Concentration for any Single Lessee. The sum of the Net Book Values of all Eligible Containers then on Lease to any single lessee shall not exceed an amount equal to (A) with respect to any of the lessees set forth in Schedule I to this Agreement, the percentage of the Aggregate Net Book Value set opposite the name of such lessee on such schedule, and (B) with respect to any lessee not covered by clause (A), seven percent (7%) of the then Aggregate Net Book Value; provided, however, that if two or more lessees shall engage in any transaction (whether through merger, consolidation, stock sale, asset sale or otherwise) pursuant to which a lessee shall become the owner of, or interest holder in, any other lessee’s leasehold interests in one or more Eligible Containers, the foregoing threshold set forth in clauses (A) and (B) shall on the effective date of such transaction be increased with respect to such acquiring or, in the case of a merger, surviving lessee to equal the greater of (i) the sum of the applicable percentage limitations for the transacting lessees as set forth in clauses (A) and (B) above, and (ii) a quotient, expressed as a percentage, (x) the numerator of which shall equal the sum of the Net Book Values of all Managed Containers on Lease to such transacting lessees immediately prior to such transaction and (y) the denominator of which shall equal the then Aggregate Net Book Value). “Conduit Lender”: Each Person designated as a Conduit Lender on its signature page hereto. “Consolidated Subsidiaries”: With respect to any Person, each Restricted Subsidiary of such Person that is required to be consolidated with such Person in accordance with GAAP. “Container”: Any marine and maritime container (including dry cargo containers, refrigerated containers (including the associated refrigeration machine), generator sets, gps devices and Specialized Containers) to which any Person either (i) has good title and that is held for lease or sale or (ii) is lessor under any Finance Lease.

11 “Container Fleet”: At any time, the fleet of Containers owned or managed by TCIL and/or managed by TCIL on behalf of third parties and its Affiliates, including the Managed Containers. “Container Identification Number”: The unique alpha-numeric reference assigned to a Managed Container which is painted on or affixed to such Managed Container. “Container Related Agreement”: Any agreement relating to the Managed Containers or agreements relating to the use or management of such Managed Containers whether in existence on the Closing Date or thereafter acquired, including, but not limited to, all Leases, the Management Agreement, the Intercreditor Collateral Agreement, the Contribution and Sale Agreement and the Chattel Paper to the extent it arises out of or in any way relates to the Managed Containers now owned or hereafter acquired by the Borrower. “Container Representations and Warranties”: With respect to each Container, the representations and warranties of the Seller as set forth in paragraphs (v) through (ii) inclusive of Section 3.01 of the Contribution and Sale Agreement. “Container Revenues”: For any Collection Period, all amounts paid to and received by the Manager which are attributable to the Managed Containers, including but not limited to (i) per diem rental charges (excluding any prepayments thereof), Ancillary Fees and all charges paid in respect of the Managed Containers pursuant to Lease Agreements (including, without duplication, payments on Finance Leases in respect of Managed Containers) but excluding Excluded Amounts, (ii) amounts received from the manufacturers or sellers of the Managed Containers for breach of sale warranties relating thereto or in settlement of any claims, losses, disputes or proceedings relating to the Managed Containers, (iii) amounts received from any other Person in settlement of any claims, losses, disputes or proceedings relating to the Managed Containers, including lessee default insurance and any other insurance proceeds relating thereto, and (iv) any insurance premiums relating to the Managed Containers which have been refunded by the insurer. Notwithstanding the foregoing, Container Revenues shall not include Sales Proceeds. “Container Service Provider”: This term shall have the meaning set forth in the Management Agreement. “Container Transfer Certificate”: A Container Transfer Certificate, substantially in the form of Exhibit B to the Contribution and Sale Agreement, executed and delivered by the Seller and the Borrower in accordance with the terms of the Contribution and Sale Agreement. “Contingent Obligation”: As to any Person, means any obligation of such Person as a result of such Person being a general partner of any other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property,

12 securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the lesser of (x) the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith and (y) the stated amount of such Contingent Obligation. “Contracts”: All contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Borrower may now or hereafter have any right, title or interest, including, without limitation, the Management Agreement, the Contribution and Sale Agreement, any Interest Rate Hedge Agreements, any Currency Hedge Agreements and any related agreements, security interests or UCC or other financing statements and, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof. “Contribution and Sale Agreement”: The Contribution and Sale Agreement, dated as of the Closing Date between the Seller and the Borrower, as such agreement shall be amended, modified or supplemented from time to time in accordance with its terms. “Control Agreement”: This term shall have the meaning set forth in Section 303(b) of this Agreement. “Conversion Date”: With respect to the Loans, the earlier to occur of (i) the date on which an Early Amortization Event occurs and (ii) the Scheduled Commitment Expiration Date. “Corporate Trust Office”: The principal office of the Collateral Agent at which at any particular time its corporate trust business shall be administered, which office shall be located at 1100 North Market Street, Rodney Square North, Wilmington, DE 19890. “Counterparty Collateral Account”: This term shall have the meaning set forth in Section 628(e) of this Agreement. “CRR”: All of the following: (i) Articles 404-410 of Regulation (EU) No. 575/2013 of the European Parliament and of the Council of 26 June 2013; (ii) Commission Delegated Regulation (EU) No 625/2014 of 13 March 2014 and Commission Implementing Regulation (EU) No 602/2014 of 4 June 2014; (iii) any related guidelines and regulatory technical standards or implementing technical standards published from time to time by the European Banking Authority (including any successor or replacement agency or authority) and/or the European Commission and (iv) the guidelines and related documents previously published in relation to the preceding risk retention legislation by the European Banking Authority (and/or its predecessor, the Committee of European Banking Supervisors) which continue to apply to the provisions of Articles 404-410 of the CRR. Any reference to " Articles 404-410 of the CRR" is deemed to include any successor or replacement provisions included in any subsequent European Union directive or regulation.

13 “CSP Compensation”: This term shall have the meaning set forth in the Management Agreement. “Currency Hedge Agreement”: An agreement between the Borrower and the Currency Hedge Counterparty named therein, including any schedules and confirmations prepared and delivered in connection therewith, each in form and substance acceptable to the Administrative Agent, with respect to one or more Lease(s) for which the related lessee is obligated to make payments denominated in a currency other than Dollars pursuant to which (i) the Borrower will receive payments from, or make payments to, the Currency Hedge Counterparty in such currency and (ii) recourse by the Currency Hedge Counterparty to the Borrower is limited to actual rental payments received under such Lease. “Currency Hedge Counterparty”: Any Eligible Currency Hedge Counterparty or any counterparty to a currency hedging instrument permitted to be entered into pursuant to this Agreement. “Customary Practices”: The customary practices used by the Manager, as the same may change from time to time. “Default Fee”: For any Payment Date on which interest on overdue amounts is payable in accordance with the provisions of Section 301(i) hereof, the amount of interest payable on such Payment Date pursuant to the provisions of Section 301(i). “Default Rate”: For any date of determination, an interest rate per annum equal to the sum of (i) the interest rate then otherwise in effect, plus (ii) two percent (2%). “Defaulting Lender” Any Lender that (a) has failed to fund any portion of any Loans required to be funded by it hereunder within two Business Days of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it under the Transaction Documents within two Business Days of the date when due, unless the subject of a good faith dispute, (c) has notified the Borrower (or any of its Affiliates) or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (d) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (d) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (e) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Insolvency Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (f) is the subject of a Bail-In-Action; provided that (i) a Delaying Lender shall not be classified as a Defaulting Lender prior to the Delaying Funding Date and (ii) a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the

14 jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 301(m)) upon delivery of written notice of such determination to the Borrower and each Lender. “Deferred Lease Amortization Amount”: For any date of determination, the aggregate outstanding deferred revenue liability as of such date determined in accordance with GAAP as reflected on the Manager’s books and records resulting from Lease prepayments with respect to the Managed Containers. “Deficiency Amount”: Each of the following: (a) for each Payment Date other than the Final Maturity Date, any shortfall in the aggregate amount available in the Distribution Account for the Loans or any other amounts available under this Agreement to pay the Interest Payment for such Payment Date, and (b) on the Final Maturity Date, any shortfall in the aggregate amount available in the Distribution Account or any other amounts available under this Agreement to pay the Aggregate Loan Principal Balance, accrued but unpaid interest thereon and all other amounts owing to the Lenders pursuant to the terms of the Transaction Documents. “Delayed Amount”: The meaning specified in Section 301(m)(2). “Delaying Funding Date”: The meaning specified in Section 301(m)(1). “Delaying Funding Notice”: The meaning specified in Section 301(m)(1). “Delaying Lender”: The meaning specified in Section 301(m)(2). “Deposit Accounts”: Any deposit accounts, as such term is defined in the UCC. “Designated Delay Lender”: Any Lender that shall have delivered a written certification to the Borrower to the effect that (x) it has incurred charges under Basel III, or would incur charges as of such date under Basel III if it were not a Designated Delay Lender hereunder, in respect of its Commitment, or the principal amount of its Loans, based on its “liquidity coverage ratio” under Basel III, which may include external charges incurred by such Lender or internal charges incurred by any business of such Lender managing such Lender’s Commitment and Pro Rata Share of the Aggregate Loan Principal Balance or its obligations hereunder, and (y) will exercise a similar right to delay funding in other transactions that are similar to the transactions contemplated by the Transaction Documents. For the avoidance of doubt, any Lender that delivers a written certification to the Borrower in accordance with the preceding sentence shall remain a Designated Delay Lender under this Agreement unless and until such Lender delivers written notice to the Borrower of such Lender’s decision to cease its treatment as a Designated Delay Lender. “Determination Date”: The third (3rd) Business Day prior to any Payment Date. “Direct Operating Expenses”: All direct expenses and costs incurred in connection with the ownership, use and/or operation of a Managed Container, including but not limited to: (i)

15 agency costs and expenses; (ii) depot fees, handling, and storage costs and expenses; (iii) survey, maintenance and repair expenses (including the actual or estimated cost of repairs to be made pursuant to a damage protection plan); (iv) repositioning expense (v) the cost of inspecting, marking and remarking such Managed Container; (vi) third-party fees for bankruptcy recovery; (vii) legal fees incurred in connection with enforcing rights under the leases of such Managed Container or repossessing such Managed Container; (viii) insurance expense; (ix) federal, state, local and foreign taxes, levies, duties, charges, assessments, fees, penalties, deductions or withholdings assessed, charged or imposed upon or against such Managed Container, including but not limited to ad valorem, gross receipts and/or other property taxes imposed against such Managed Container or against the revenues generated by such Managed Container (but not including income taxes imposed on the Manager or any of its Affiliates); (x) expenses, liabilities, claims and costs (including without limitation reasonable attorneys’ fees) incurred by the Borrower or the Manager (on behalf of the Borrower) by any third party arising directly or indirectly (whether wholly or in part) out of the state, condition, operation, use, storage, possession, repair, maintenance or transportation of such Managed Container; (xi) expenses and costs (including legal fees) of pursuing claims against manufacturers or sellers of such Managed Container; and (xii) non-recoverable sales and value-added taxes on such expenses and costs; provided, however, that in no event shall either of the following be considered a Direct Operating Expense: (a) any selling, general and administrative expenses of TCIL, the Borrower or any of their Subsidiaries, or (b) the Management Fee. “Director Services Agreement”: The letter agreement between TCIL and the Director Services Provider, and all amendments and supplements thereto. “Director Services Provider”: Lord Securities Corporation and its permitted successors and assigns. “Disposition Fees”: With respect to any Managed Container that (i) has been sold to a third party, or (ii) is the subject of a Casualty Loss, an amount equal to the product of (x) five percent (5%) and (y) the Sales Proceeds realized thereon. “Distribution Account”: The account or accounts established pursuant to Section 302 of this Agreement. “Documents”: Any documents, as such term is defined in the UCC. “Dodd Frank Act”: The Dodd-Frank Wall Street Reform and Consumer Protection Act. “Dollars”: The lawful money of the United States of America. This definition will be equally applicable to the sign $. “Early Amortization Event”: The occurrence of any of the events or conditions set forth in Section 1201 of this Agreement. “Eligible Account”: Either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such

16 account, so long as the senior securities of such depository institution shall have a credit rating from a nationally recognized rating agency in one of its generic credit rating categories no lower than Aa2 or AA, as the case may be, or (c) any account held with the Collateral Agent. “Eligible Assignee”: Any of the following: (a) an existing Lender; (b) an Affiliate of an existing Lender; (c) an Approved Fund and (d) a commercial paper conduit for which a Lender or an Affiliate of a Lender provides liquidity support. “Eligible Container”: Any Managed Container which, individually or when considered with all Managed Containers then owned by the Borrower that are included in the Asset Base, as the case may be, shall comply with each of the following requirements: (i) No Liens. The Borrower either (A) has good and marketable title to such Managed Container, free and clear of all Liens other than (x) Permitted Encumbrances and (y) a Manufacturer’s Lien for the unpaid purchase price of such Managed Container so long as such unpaid purchase price is paid within two Business Days following the date of acquisition by the Borrower of such Managed Container; or (B) is the lessor of such Managed Container under a Finance Lease for which the filing specified in Section 2.03(a)(iii) of the Contribution and Sale Agreement has been made and the Borrower has good title to such Finance Lease free and clear of all Liens other than Permitted Encumbrances. If any Manufacturer’s Lien is not discharged within such two Business Day period, then the related Managed Container shall cease to be an Eligible Container until such Manufacturer’s Lien is discharged; and (ii) Specifications. Such Managed Container substantially conforms to the standard specifications used by the Manager from time to time for that category of Managed Container and to any applicable standards promulgated by the International Organization for Standardization; and (iii) Container Representations and Warranties. Such Managed Container complies with the Container Representations and Warranties; and (iv) Casualty Losses. Such Container shall not have suffered a Casualty Loss; and (v) Concentration Limits. Such Container, when considered with all other Eligible Containers owned by the Borrower, satisfies the Concentration Limits; and (vi) Rights of Lessor Are Assignable. The rights of the lessor under a Lease Agreement to which a Managed Container is subject (including the right to receive payments from end users) are assignable; and (vii) Marketable Title. The Seller shall have had good and marketable title to such Managed Container (x) free and clear of Liens other than Permitted Encumbrances or (y) a Managed Container that is subject to a Finance Lease under which the Seller is the lessor and the Borrower has good title to such Finance Lease free and clear of all Liens other than Permitted Encumbrances; and (viii) Transfer of Title. The Seller and the Borrower shall have taken all necessary actions to transfer title to such Managed Container (other than if such Managed Container is

17 subject to a Finance Lease for which the Borrower is the lessor) and all related Leases from the Seller to the Borrower; and (ix) No Violation. The contribution and conveyance of such Managed Container does not violate any agreement of the Seller; and (x) General Terms. The Lease for such Managed Container shall contain terms that are not substantially different than the terms typically included in a Lease for a Container in the Container Fleet, it being understood that, as a matter of normal business practice, some lessees of Containers in the Container Fleet may negotiate Leases that include terms that are more favorable than terms in other leases; (xi) Adverse Selection. Such Managed Container was not subject to any adverse selection procedures other than as contemplated by the Transaction Documents by either the Seller or the Manager, whichever may be applicable, in choosing Containers to be transferred to the Borrower; (xii) Original Equipment Cost. The Original Equipment Cost of such Container shall be no greater than the cost of such Container that is recorded on the Seller’s books at the time of sale to the Borrower; (xiii) Lessee Insolvency. As of the related Transfer Date, the Managed Container is not then under lease to a lessee which, to the best knowledge of Manager, is the subject of an insolvency proceeding; and (xiv) No Sanctioned Person or Sanctioned Country. Such Container is not then on lease to a Sanctioned Person or, to the best knowledge of the Borrower or the Manager, is not subleased to a Sanctioned Person or located, operated or used in a Sanctioned Country in violation of Sanctions applicable to the Borrower or Manager. “Eligible Currency Hedge Counterparty”: Any bank or other financial institution which is otherwise acceptable to the Majority Lenders. “Eligible Institution”: Any one or more of the following institutions: (i) the corporate trust department of the Collateral Agent or (ii) a depositary institution accepted to the Majority Lenders. “Eligible Interest Rate Hedge Counterparty”: Any of the following: (A) any bank which has both (x) a long-term unsecured debt rating of at least “A-” or better from S&P or “A3” or better from Moody’s and (y) a short-term unsecured debt rating of “A-1” or better from S&P and “P-1” or better from Moody’s; (B) any bank or other financial institution which is acceptable to Majority Lenders; or (C) any Person that is a Lender or an Affiliate of a Lender on the date on which the related Hedge Agreement was entered into.

18 “Eligible Investments”: One or more of the following: (i) direct obligations of, and obligations fully guaranteed as to the full and timely payment by the United States or any agency or instrumentality of the United States of America the obligations of which are expressly backed by the full faith and credit of the United States of America; provided that notwithstanding the foregoing, the following securities shall not be Eligible Investments: (i) General Services Administration participation certificates; (ii) U.S. Maritime Administration guaranteed Title XI financing; (iii) Financing Corp. debt obligations; (iv) Farmers Home Administration Certificates of Beneficial Ownership; and (v) Washington Metropolitan Area Transit Authority guaranteed transit bonds; (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated “A-1+” by S&P and “Prime 1” by Moody’s; (iii) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated “A-1+” by S&P and “Prime 1” by Moody’s; (iv) bankers’ acceptances issued by any depository institution or trust company referred to in clause (ii) above; (v) repurchase obligations with respect to any security pursuant to a written agreement that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (x) a depository institution or trust company (acting as principal) described in clause (ii) or (y) a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation and whose commercial paper or other short-term unsecured debt obligations are rated “A-1+” by S&P and “Prime 1” by Moody’s and long-term unsecured debt obligations are rated “AAA” by S&P and “Aaa” by Moody’s; and (vi) money market mutual funds registered under the Investment Company Act of 1940, as amended (including funds for which an Affiliate of the Collateral Agent is acting as investment advisor), having a rating, at the time of such investment, from a nationally recognized rating agency in the highest investment category granted thereby; provided that none of the foregoing obligations or securities shall constitute Eligible Investments if (a) such obligation or security has a qualified rating by S&P (i.e., one with a qualifying suffix), (b) such obligation or security does not have a fixed principal amount due at its maturity and includes any embedded options, unless full payment of principal is paid in cash upon the exercise of the embedded option, (c) payments with respect to such obligations or securities or proceeds of disposition are subject to withholding taxes by any jurisdiction, unless the payor is

19 required to make “gross-up” payments that cover the full amount of any such withholding tax on an after-tax basis, (d) such obligation or security is purchased at a price greater than 100% of the principal or face amount thereof or (e) such obligation or security is subject of a tender offer, voluntary redemption, exchange offer, conversion or other similar action. Each of the Eligible Investments may be purchased by the Collateral Agent or through an Affiliate of the Collateral Agent. “Entitlement Order”: This term shall have the meaning set forth in the UCC. “Equipment”: This term shall have the meaning set forth in the UCC. “ERISA”: The Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate”: With respect to any Person, any other Person with respect to which it is a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414(b) or (c) of the Code. “Estimated Net Proceeds”: This term shall have the meaning set forth in Section 5.1.1 of the Management Agreement. “Event of Default”: This term has the meaning set forth in Section 801 of this Agreement. “Excess Deposit”: This term has the meaning set forth in Section 5.1.2 of the Management Agreement. “Exchange Act”: The Securities Exchange Act of 1934, as amended. “Excluded Amounts”: Any payments received from the lessee under a Lease in connection with any taxes, fees or other charges imposed by any Governmental Authority, or indemnity payments for the benefit of the originator of such Lease in its individual capacity made pursuant to such Lease. “Excluded Taxes”: Has the meaning set forth in Section 301(q)(1). “Fair Market Value”: With respect to any asset (including a Container), shall mean the price at which a willing buyer, not an Affiliate of the seller, and a willing seller who does not have to sell, would agree to purchase and sell such asset, which amount shall be determined in good faith by the board of directors or other governing body or, pursuant to a specific delegation of authority by such board of directors or governing body, a designated senior executive officer of the Borrower, the Manager or the Seller. “FASB 133”: Statement of Financial Accounting Standards No. 133 – “Accounting for Derivative Instruments and Hedging Activities” issued by the Financial Accounting Standards Board. “FATCA”: Sections 1471 through 1474 of the Code, as amended, any regulations thereunder or other official interpretations thereof, any agreements entered into pursuant to Section

20 1471(b)(1) of the Code and any intergovernmental agreements (including any foreign legislation, rules, regulations, guidance notes or other, similar guidance adopted pursuant to or implementing such agreements) entered into in connection with such Sections. “FATCA Withholding Tax”: Any withholding or deduction required pursuant to FATCA. “Federal Funds Effective Rate”: For any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, and determined by the Administrative Agent or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. “Federal Reserve Bank”: One of the twelve regional banks operated by the Federal Reserve System established by the Federal Reserve Act of 1913 to regulate the U. S. monetary and banking system. “Federal Reserve Board”: The Board of Governors of the Federal Reserve System or any successor thereto. “Fee Letter”: That certain upfront fee letter, dated as of the Closing Date, among the Lenders and the Borrower. “Final Maturity Date”: The four year anniversary date of the Conversion Date, or if such date is not a Business Day, the immediately following Business Day. “Finance Lease”: Any lease classified as a “finance lease” under GAAP, but excluding, for the avoidance of doubt, any Operating Lease. “Financial Assets”: This term shall have the meaning set forth in the UCC. “Funding Date”: Any Business Day on which a Loan is funded in accordance with the terms of this Agreement. “Funding Notice”: A funding notice substantially in the form of Exhibit H hereto. “General Intangibles”: Any “general intangibles”, as such term is defined in the UCC. “Generally Accepted Accounting Principles” or “GAAP”: Those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof consistently applied as to the party in question. “Governmental Authority”: Any of the following: (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi- governmental agency, authority, board, bureau, commission, department, instrumentality or public

21 body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal to whose jurisdiction that Person has consented. “Grant”: To grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and perfect a security interest in and right of set-off against, deposit, set over and confirm. “Hedge Agreement”: Any Interest Rate Hedge Agreement or Currency Hedge Agreement, as applicable. “Hedge Counterparty”: Any Interest Rate Hedge Counterparty or Currency Hedge Counterparty, as applicable. “Hedge Effective Date”: The earliest to occur of (i) the fifth (5th) Business Day after the first date on which Adjusted Term SOFR exceeds four percent (4%) per annum, (ii) the initial date after the Closing Date on which the Aggregate Loan Principal Balance exceeds $100,000,000 for the six (6) consecutive calendar months immediately prior to such date and (iii) the date on which an Event of Default or an Early Amortization Event occurs. “Hedging Requirement”: This term shall have the meaning set forth in Section 628(a) of this Agreement. “Incentive Arrangements”: With respect to any Person, any (a) earn-out agreements, (b) stock appreciation rights, (c) “phantom” stock plans, (d) employment agreements, (e) non- competition agreements and (f) incentive and bonus plans entered into by such Person for the benefit of, and in order to retain, executives, officers or employees of Persons or businesses. “Increase Effective Date”: The meaning specified in Section 301(l)(5). “Increased Costs”: Any fee, expense or increased cost actually charged to or incurred by an Indemnified Party for which such Indemnified Party is entitled to compensation pursuant to the provisions hereof. “Indebtedness”: With respect to any Person without duplication, means (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money, (ii) all obligations of such Person in respect of letters of credit, bankers’ acceptances, and bank guaranties issued for the account of such Person, (iii) all indebtedness of the types described in clause (i), (ii), (iv), (v) or (vi) of this definition secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the lesser of (A) the outstanding amount of such Indebtedness and (B) the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount of all capitalized lease obligations of such Person, (v) all Contingent Obligations of such Person and (vi) all obligations of such Person issued or assumed as the deferred purchase price of property or services, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are either (x) not overdue by 90 days or more or (y) being contested in good faith by appropriate proceedings promptly instituted and diligently conducted). For the avoidance of doubt, the term Indebtedness shall not

22 include obligations in respect of swaps, caps or other hedging or derivative items that are permitted by this Agreement. “Indemnified Party”: The Administrative Agent, each Lender and each member of the Related Group of each Lender. “Indemnity Amounts”: Indemnity payments to the Lenders of the Loan (or their related creditor liquidity providers), or any Interest Rate Hedge Counterparty or any Currency Hedge Counterparty for increased costs, funding costs, breakage costs, taxes, other taxes, expenses or other indemnity payment. “Independent”: A natural person who at the date of his appointment as a manager, director or officer possesses the following qualifications: (a) has prior experience as an independent director or manager for a corporation or a limited liability company, the corporate instruments of which require the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of proceedings against it or could file a petition seeking relief under any applicable bankruptcy or insolvency law; and (b) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities; provided always that such individual at the date of such individual’s appointment as such manager, director or officer, or at any time in the preceding five years, or during such person’s tenure shall not be (other than such person’s service as an independent director, independent member or independent manager of TCIL or an Affiliate thereof): (i) an employee, director, shareholder, manager, partner or officer of TCIL or an Affiliate thereof; (ii) a customer or supplier of TCIL or an Affiliate thereof; (iii) a beneficial owner at the time of such individual’s appointment as an independent manager, or at any time thereafter while serving as an independent manager, of more than a de minimis amount of the voting securities of TCIL or an Affiliate thereof; (iv) affiliated with a significant customer, supplier or creditor of TCIL or an Affiliate thereof; (v) a party to any significant personal service contracts with TCIL or an Affiliate thereof; or (f) a member of the immediate family of a person described in (i) or (ii) above. “Independent Accountants”: KPMG US LLP or other independent certified public accountants of internationally recognized standing selected by the Borrower and acceptable to the Administrative Agent and the Majority Lenders. “Independent Director”: A director or manager of the Borrower who is Independent. “Insolvency Law”: The Bankruptcy Code or similar Applicable Law in any state or other applicable jurisdiction. “Insolvency Proceeding”: Any Proceeding under any applicable Insolvency Law. “Instruments”: Any instrument, as such term is defined in the UCC, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

23 “Intercreditor Collateral Agreement”: The Second Amended and Restated Intercreditor Collateral Agreement, dated as of December 20, 2021, among TCIL and (in each case as defined therein) the various Triton Entities and Triton Secured Parties from time to time party thereto, as such agreement has been and may be amended, modified or supplemented from time to time in accordance with its terms. “Interest Accrual Period”: With respect to each Payment Date, the period commencing on and including the immediately preceding Payment Date (or in the case of the initial Payment Date, commencing on and including the initial Funding Date) and ending on and including the day before the current Payment Date. “Interest Payment”: With respect to each Payment Date, an amount equal to the interest payable on such Payment Date on the Aggregate Loan Principal Balance pursuant to Section 301(h) of this Agreement. No such Interest Payment shall include Default Fees. “Interest Rate Hedge Agreement”: An ISDA interest rate swap or cap agreement, collar or other hedging instrument between the Borrower and the Interest Rate Hedge Counterparty named therein that complies with the guidelines set forth in Section 628 of this Agreement and pursuant to which (i) the Borrower will receive payments from, or make payments to, the Interest Rate Hedge Counterparty based on Adjusted Term SOFR (including, when applicable, any alternative reference rate is established in accordance with the definition of Term SOFR), (ii) recourse by the Interest Rate Hedge Counterparty to the Borrower is limited to distributions in accordance with the priority of payments set forth in Section 302 and Section 806 of this Agreement, as applicable, (iii) contains a “No Petition” covenant with respect to the Borrower that binds the Interest Rate Hedge Counterparty to terms that are materially similar to the terms binding on the Collateral Agent pursuant to Section 1311 of this Agreement; and (iv) does not prohibit the pledge or assignment thereof by the Borrower to the Collateral Agent. The Interest Rate Hedge Agreements in effect on April 27, 2022 which utilize LIBOR rather than Adjusted Term SOFR as a reference point shall constitute Interest Rate Hedge Agreements. “Interest Rate Hedge Counterparty”: Any Eligible Interest Rate Hedge Counterparty or any counterparty to a cap, collar or other hedging instrument permitted to be entered into pursuant to this Agreement. “Inventory”: Any inventory, as such term is defined in the UCC. “Investment”: When used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of securities of any other Person or by means of loan, advance, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property; provided, however, that the term “Investment” shall not include (i) any prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of

24 business, (ii) receivables owing to the Borrower, if created or acquired in the ordinary course of its business and payable or dischargeable in accordance with customary trade terms of the Borrower, or (iii) any investments (including debt obligations) received by the Borrower in connection with the bankruptcy or reorganization of lessees, suppliers, trade creditors, licensees, licensors and customers and in good faith settlement of delinquent obligations of, and other disputes with, lessees, suppliers, trade creditors, licensees, licensors and customers arising in the ordinary course of business. “Investment Company Act”: The United States Investment Company Act of 1940, as amended. “Investment Property”: This term shall have the meaning set forth in the UCC. “ISDA”: International Swaps and Derivatives Association, Inc., and any successor thereto. “Last Lessee Damage Payment”: The last payments received from a lessee in respect of damages to or repair of a Managed Container that is designated for sale. “Lease” or “Lease Agreement”: Each and every item of Chattel Paper, installment sales agreement, equipment lease or rental agreement (including progress payment authorizations) to which a Container is subject from time to time and including any Lease entered into from time to time by the Manager pursuant to which the Manager leases one or more Containers from its Container Fleet. The term Lease includes (a) all payments to be made by the lessee thereunder, (b) all rights of the lessor thereunder, (c) any and all amendments, renewals or extensions thereof and (d) guaranties, or other credit support or Supporting Obligation provided by, or on behalf of, the lessee with respect thereof. “Lender”: Any Lender party to this Agreement on the Closing Date that funds a Loan or any Lender that becomes a party hereto as a Lender on any subsequent date in accordance with the terms of this Agreement. "Lender" shall be deemed to include any Conduit Lender. A Granting Lender may act on behalf of a Conduit Lender to the extent set forth in this Agreement. “Lender Tax Identification Information”: Properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a “United States Person” within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a “United States Person” within the meaning of Section 7701(a)(30) of the Code) and other information requested from time to time by the Borrower or the Collateral Agent sufficient (i) to determine the applicability of, or to determine the amount of, U.S. withholding tax under the Code (including back-up withholding and withholding imposed pursuant to FATCA) or other Applicable Law and (ii) for the Borrower and Collateral Agent to satisfy their information reporting obligations under the Code (including under FATCA) or other Applicable Law. “Lending Office”: As to any Lender, the office or offices of such Lender designated the office from which the Loan is funded by such Lender, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

25 “Lessee” or “lessee”: Where the context is with respect to a Lease or Lease Agreement, any obligor thereunder. If a Container is subject to a Subservicer Lease (as defined in the Management Agreement), the end user (and not the Subservicer) will be considered to be Lessee or lessee. “Letter-of-Credit Rights”: This term shall have the meaning set forth in the UCC. “Lien”: Any security interest, lien, charge, pledge, equity or encumbrance of any kind. “List of Containers”: A printed list of the Containers transferred by the Seller to the Borrower and hereby certified by an Authorized Signatory, which includes a true and complete list of all Containers to be conveyed on any Transfer Date. The List of Containers will include the following information for each such Container: (i) its Container Identification Numbers and (ii) the type of Container. Supplements to the List of Containers will be attached to the Container Transfer Certificate and will contain only unit Container Identification Numbers for each Container. “Loan”: Any loan made by the Lenders pursuant to the terms of this Agreement. “Majority Lenders”: Lenders evidencing more than fifty percent (50%) of the Aggregate Commitment (or, if the Aggregate Commitment has expired or has been terminated, the then Aggregate Loan Principal Balance); provided that the Commitment of, and the aggregate outstanding amount of all Loans held or deemed to be held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders. “Managed Containers”: All Containers owned by the Borrower at any time. “Management Agreement”: The Management Agreement, dated as of the Closing Date, entered into by and among TCIL, TCNA and the Borrower, as such agreement may be amended, restated, supplemented, waived or otherwise modified from time to time in accordance with its terms. “Management Fee”: An amount equal to the sum of (A) the product of (x) seven percent (7%) and (y) the Net Operating Income, other than with respect to Containers with Finance Leases, received for the preceding Collection Period, (B) the product of (x) five percent (5%) and (y) the Net Operating Income with respect to Containers with Finance Leases received for the preceding Collection Period and (C) the sum of all Disposition Fees for the preceding Collection Period. “Management Fee Arrearage”: For any Payment Date, an amount equal to all unpaid Management Fees from all prior Collection Periods. “Manager”: The Person performing the duties of the Manager under the Management Agreement; initially, TCIL. “Manager Advance”: This term is defined in the Management Agreement. “Manager Default”: The occurrence of any of the events or conditions set forth in Section 10.1 of the Management Agreement.

26 “Manager Report”: A written informational statement in the form attached as an Exhibit to the Management Agreement to be provided by the Manager in accordance with the Management Agreement and furnished to the Collateral Agent and the Administrative Agent. “Manager Termination Notice”: This term shall have the meaning set forth in Section 10.2 of the Management Agreement. “Managing Officer”: Any representative of the Manager involved in, or responsible for, the management of the day to day operations of the Borrower and the administration and servicing of the Containers and the other Collateral whose name appears on a list of managing officers furnished to the Borrower and the Collateral Agent by the Manager, as such list may from time to time be amended. “Manufacturer Debt”: A current account payable of the Borrower incurred in connection with the acquisition by the Borrower of a Container provided that such account payable has a due date that occurs prior to the Scheduled Commitment Expiration Date then in effect, does not exceed the purchase price of such Container and will be paid in full on or prior to the second Business Day following its Transfer Date. “Manufacturer’s Lien”: The Lien of the manufacturer on any Container acquired by the Borrower which Lien relates solely to such purchased Container and does not secure an amount in excess of one hundred percent (100%) of the purchase price of such Container. “Material Adverse Change”: Any set of circumstances or events which (a) pertains to the Borrower, the Seller or the Manager and has any material adverse effect whatsoever upon the validity or enforceability of any Transaction Document or the security for the Loan or the ability of the Collateral Agent to enforce any of its legal rights or remedies pursuant to the Transaction Documents or (b) materially impairs the ability of any of the Borrower, the Seller or the Manager to fulfill its obligations under the Transaction Documents. “Moody’s”: Moody’s Investors Service, Inc., and any successor thereto. “Net Book Value”: As of any date of determination, with respect to any Managed Container that is not subject to a Finance Lease, the Net Book Value shall be the Original Equipment Cost less accumulated depreciation; provided, that such depreciation shall be determined in accordance with the depreciation policies set forth in Exhibit C. As of any date of determination, with respect to any Managed Container that is subject to a Finance Lease, the Net Book Value shall be one hundred percent (100%) of the net investment value of such Finance Lease, as determined in accordance with GAAP as in effect on the Closing Date. “Net Manager Compensation”: This term shall have the meaning set forth in the Management Agreement. “Net Operating Income”: For any Collection Period, an amount equal to the excess (if any) of (i) the Container Revenues actually received by or on behalf of the Borrower during such Collection Period, over (ii) the Direct Operating Expenses paid during such Collection Period. “Non-Delaying Lender”: The meaning specified in Section 301(m)(2).

27 “OFAC”: The Office of Foreign Assets Control of the United States Department of the Treasury. “Officer’s Certificate”: A certificate signed by a duly authorized officer of the Person (or, if applicable, by a duly authorized officer of the manager of such Person) who is required to sign such certificate. “Operating Lease”: Any lease classified as an “operating lease” under GAAP. “Opinion of Counsel”: A written opinion of counsel, who, unless otherwise specified, may be, but need not be, counsel employed by the Borrower, the Seller or the Manager, in each case reasonably acceptable to the Person or Persons to whom such Opinion of Counsel is to be delivered. The counsel rendering such opinion may rely (i) as to factual matters on a certificate of a Person whose duties relate to the matters being certified, and (ii) insofar as the opinion relates to local law matters, upon opinions of local counsel. “Original Equipment Cost”: With respect to any Container as of any date, an amount equal to the average, for all Managed Containers of the same equipment type and year of manufacturer, of the sum of (i) the vendor’s or manufacturer’s invoice price of such Container or, with respect to a used Container, the purchase price allocated to such Container by the Seller, in the acquisition of such Container, plus (ii) reasonable and customary inspection, transport and initial positioning costs necessary to put such Container in service which expenditures are capitalized in accordance with GAAP, plus (iii) the cost of any Capital Improvements made to such Container, by, or on behalf of, the Borrower which expenditures are capitalized in accordance with GAAP, plus (iv) reasonable acquisition fees and other fees allocated by the Seller which expenditures are capitalized in accordance with GAAP. “Other Taxes”: Shall have the meaning set forth in Section 301(q)(2). “Outstanding”: As of any particular date with respect to any Loan, such Loan to the extent not repaid in full or otherwise terminated pursuant to the provisions of this Agreement. “Outstanding Obligations”: As of any date of determination an amount equal to the sum of (i) the then outstanding principal balance of, and accrued interest payable on, the Loans made under this Agreement, (ii) all other amounts owing to the Administrative Agent or Lenders in respect of the Loans, or to any Person under this Agreement including any unpaid enforcement costs and collateral preservation expenses, (iii) amounts owing by the Borrower under any Interest Rate Hedge Agreement and (iv) amounts owing by the Borrower under any Currency Hedge Agreement. “Overfunding Lenders”: Shall have the meaning set forth in Section 301(m)(4). “Participant”: Shall have the meaning set forth in Section 1004. “Payment Date”: The 20th day of each month (or, if such 20th day is not a Business Day, the next succeeding Business Day). The initial Payment Date shall be January 22, 2019.

28 “Permitted Business”: The marine container leasing business and any business that is the same as or similar, reasonably related, complementary, ancillary or incidental to the marine container leasing business, including, but not limited to, the leasing of chassis. The container logistics business, the container purchase and resale business, and the static storage business, all as currently engaged in by Triton Holdco or its Subsidiaries on the Closing Date are also deemed to be a Permitted Business. For the avoidance of doubt, all activities contemplated by the Transaction Documents shall be deemed to be a “Permitted Business” hereunder. “Permitted Encumbrance”: Any of the following: (i) Liens for taxes, assessments or governmental charges or levies not yet delinquent or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate cash reserves have been established in accordance with GAAP; (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law which have not arisen to secure Indebtedness for borrowed money, such as carriers’, seamen’s, stevedores’, wharfinger’s, depot operators’, transporters’, warehousemens’, mechanics’, landlord’s, suppliers’, repairmen’s or other like Liens, and relating to amounts not yet due or which shall not have been overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings for which adequate cash reserves have been established in accordance with GAAP; (iii) Liens created pursuant to the terms of this Agreement and the other Transaction Documents; (iv) Liens arising from judgments, decrees or attachments in respect of which the Borrower shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings (including in connection with the deposit of cash or other property in connection with the issuance of stay and appeal bonds); (v) licenses, sublicenses, leases or subleases (including Leases) granted by, or on behalf of, the Borrower to third Persons in the ordinary course of business; (vi) Liens arising from or related to precautionary UCC or like personal property security financing statements regarding operating leases (if any) entered into by the Borrower as lessor in the ordinary course of business; (vii) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties not past due in connection with the importation of goods; (viii) Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (ix) Liens of a lessee under any Finance Lease; and

29 (x) Manufacturer’s Liens (so long as any Manufacturer Debt in respect of such Container is paid by not later than two (2) Business Days following the date of acquisition by the Borrower of such Container); provided, however, that any proceedings of the type described in clauses (i), (iv) or (vii) above would not reasonably be expected to subject the Collateral Agent or any Secured Party to any civil or criminal penalty or liability or involve any risk of loss, sale or forfeiture of any portion of the Collateral that would result in an Asset Base Deficiency. “Permitted Payment Date Withdrawals”: For any Payment Date, one of the following: (1) for any Payment Date other than the Final Maturity Date, the aggregate amount of the interest and any arrearages thereof payable on such Payment Date; or (2) for (i) the Final Maturity Date or (ii) any date on which an Event of Default has occurred and is then continuing and the Loans have been accelerated in accordance with the provisions of this Agreement, an amount equal to the sum of (x) the aggregate amount of the interest and arrearages thereof payable on such Payment Date and (y) the then Aggregate Loan Principal Balance. “Person”: An individual, a partnership, a limited liability company, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a Governmental Authority. “Plan”: An “employee pension benefit plan”, as such term is defined in Section 3(2) of ERISA which is subject to Title IV of ERISA and which is maintained by Borrower or an ERISA Affiliate of the Borrower. “Predecessor Container”: This term shall have the meaning set forth in Section 3.04 of the Contribution and Sale Agreement. “Prepayment”: Any mandatory or optional prepayment of principal of the Loan prior to the Final Maturity Date made in accordance with the terms of this Agreement. “Prime Rate”: As of any date of determination, the rate quoted by the Administrative Agent as its “prime rate”, such rate being a reference rate and not necessarily representing the lowest or best rate charged to any customer. “Pro Rata Share”: With respect to each Lender as of any date of determination, a ratio (expressed as a percentage) the numerator of which is equal to the Commitment of such Lender (or, if the Aggregate Commitment has expired or has been terminated, the then unpaid principal balance of the Loans owing to such Lender) and the denominator of which is equal to the Aggregate Commitment (or, if the Aggregate Commitment has expired or has been terminated, the Aggregate Loan Principal Balance). “Proceeding”: Any suit in equity, action at law, or other judicial or administrative proceeding.

30 “Proceeds”: “Proceeds”, as such term is defined in the UCC. “Receivables Threshold”: As of any date of determination, means an amount equal to the lesser of (i) $5.5 million and (ii) 0.55% of the Aggregate Net Book Value as of such date of determination. “Record Date”: With respect to any Payment Date, the last Business Day of the Interest Accrual Period ending on the day preceding such Payment Date. “Register”: Shall have the meaning set forth in Section 1003. “Related Assets”: With respect to any Transferred Container, all of the following: (i) all Net Operating Income and Sales Proceeds accrued as of the related Transfer Date, (ii) all right, title and interest in and to, but none of the obligations under, any agreement with the manufacturer of such Container or any third party with respect to such Container, and all amendments, additions and supplements made with respect to such Container, (iii) all right, title and interest in and to any Lease Agreement to which such Container is subject (to the extent, but only to the extent, that such Lease Agreement relates to such Container), including, without limitation, the Seller’s interest under all amendments, additions and supplements thereto, (iv) all other security interests or liens and property subject thereto from time to time purporting to secure payment of a Lease Agreement (to the extent, but only to the extent, attributable to such Container), (v) all letters of credit, guarantees, Supporting Obligations and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Lease Agreement (to the extent, but only to the extent, attributable to such Container), (vi) any insurance proceeds received with respect to such Container, (vii) all books and records relating to such Container, (viii) all payments, proceeds and income of the foregoing or related thereto; (ix) any agreement with the manufacturer of such Container or other seller of such Container, and all amendments, additions and supplements made with respect to such Container, to the extent, but only to the extent, relating to such Container; and (x) all rights under UCC financing statements or documents of similar import evidencing a security interest in favor of the Seller with respect to such Container (including any such financing statement filed pursuant to Section 2.03(a)(iii) of the Contribution and Sale Agreement). “Related Group”: For each Lender, such Lender and, if applicable, any related Conduit Lender, and the liquidity providers and credit enhancers for such Conduit Lender. "Related Parties": With respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person's Affiliates. “Required Deposit Rating”: With regard to an institution, the short-term unsecured senior debt rating of such institution is in the highest category by each of S&P and Moody’s. “Required Hedge Base Amount”: On any date, an amount equal to the Aggregate Loan Principal Balance. “Responsible Officer”: When used with respect to the Collateral Agent, any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other

31 officer of the Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement. “Restricted Cash Account”: This term shall have the meaning set forth in Section 306 of this Agreement. “Restricted Cash Amount”: As of any Payment Date, the amount required to be deposited or maintained in the Restricted Cash Account, which shall be an amount equal to the product of (a) three (3), (b) one-twelfth (1/12), (c) the annual rate of interest payable by the Borrower on the Loans then Outstanding (or, to the extent that an Interest Rate Hedge Agreement is in effect with respect to all, or a portion of, such principal balance, the interest rate payable by the Borrower on such Interest Rate Hedge Agreement) and (d) the then Aggregate Loan Principal Balance calculated after giving effect to any principal payment actually paid on such date. “Restricted Subsidiary”: With respect to the Manager, any Subsidiary of the Manager that is not an Unrestricted Subsidiary. “Revenue Reserve Account”: The account or accounts established pursuant to Section 307 of this Agreement. “S&P”: S&P Global Ratings and its successors in interest. “Sale”: This term shall have the meaning set forth in Section 815 of this Agreement. “Sales Proceeds”: With respect to any Managed Container that (i) has been sold to a third party, or (ii) is the subject of a Casualty Loss, an amount equal to the excess of (a) the gross proceeds of the sale or other disposition (including any Last Lessee Damage Payment) of a Managed Container or Casualty Proceeds, if any, received by the Manager in respect of a Managed Container, over (b) commissions, administrative fees, handling charges, taxes, reserves or other similar amounts paid, or to be paid, to Persons other than the Manager in connection with the sale or other disposition as determined in the sole discretion of the Manager; provided, however, that to the extent that any such commission, administrative fees, handling charges or other similar amount is to be paid to an Affiliate of the Manager, the amount of such fee or other charge shall not exceed the amount that would have otherwise been payable to an independent third party in an arms-length transaction. “Sanction”: Any trade, economic or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by a Sanctions Authority. “Sanctioned Country”: Any country or territory that is, or whose government is, the subject of comprehensive Sanctions consisting of a general embargo imposed by any Sanctions Authority; as of the Closing Date, such countries and territories include Cuba, Iran, North Korea, Syria, Sudan, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine. “Sanctioned Person”: Any of the following: (a) any Person that is listed on, or owned or controlled by a Person listed on (or a Person acting on behalf of such a Person) (i) the list of

32 “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx or as otherwise published from time to time, the “Sectoral Sanctions Identifications” list maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/ssi_list.aspx or as otherwise published from time to time, or the “Foreign Sanctions Evaders” list maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDNList/Pages/ fse_list.aspx or as otherwise published from time to time, (ii) the Consolidated List of Financial Sanctions Targets and the Investment Ban List maintained by Her Majesty’s Treasury or (iii) any similar list maintained by, or public announcement of a Sanctions designation made by, a Sanctions Authority, each as amended, supplemented or substituted from time to time; or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization directly or indirectly controlled by a Sanctioned Country or (iii) a Person resident in (or organized under the laws of) a Sanctioned Country, or (iv) a Person who is owned or controlled by, or acting on behalf of such a Person. “Sanctions Authority”: Each of the following: (a) the United States Government, (b) the United Nations Security Council, (c) the European Union, (d) the United Kingdom, (e) the governments, official institutions or agencies and other relevant sanctions authorities of any of the foregoing in clauses (a) through (d), including OFAC, the US Department of State, and Her Majesty’s Treasury or (f) any other governmental authority with jurisdiction over the Borrower, any Affiliate of the Borrower or, to the knowledge of the Borrower, any Lender. “Scheduled Commitment Expiration Date”: April 27, 2025, as such date may be extended from time to time in accordance with Section 301(l)(7). “Scheduled Principal Payment Amount”: With respect to the Loans on any Payment Date: (1) for any Payment Date prior to the Conversion Date, zero; and (2) for any Payment Date occurring on or following the Conversion Date, an amount equal to the excess, if any, of (x) the Aggregate Loan Principal Balance over (y) the Scheduled Targeted Principal Balance for the Loans for such Payment Date. “Scheduled Targeted Principal Balance”: For each Payment Date, an amount equal to the product of (x) the Aggregate Loan Principal Balance on the Conversion Date and (y) the percentage set forth opposite such Payment Date (based on the number of Payment Dates elapsed from the Conversion Date) on Schedule III hereto under the column titled “Target Percentage”. “Secured Parties”: The Administrative Agent, the Lenders and each Hedge Counterparty (for so long as such Hedge Counterparty is a party under its Hedge Agreement or any amounts are owed to it under the related Hedge Agreement). “Securities Entitlements”: This term shall have the meaning set forth in the UCC. “Securities Intermediary”: The Person identified as such in the preamble hereto and acting as “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC) for any of the Distribution Account, Revenue Reserve Account and the Restricted Cash Account. “Seller”: Triton International Finance LLC, a Delaware limited liability company, and its successors and permitted assigns.

33 “Servicing Standard”: This term shall have the meaning set forth in Section 3.1 of the Management Agreement. “SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Rate Loan”: A Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (iii) of the definition of “Base Rate”. “Specialized Containers”: All refrigerated containers, tank containers, special purposes containers, open top containers, flat rack containers, bulk containers, high cube containers (other than 40’ high cube dry containers), cellular palletwide containers and all other types of containers other than standard dry cargo containers. “State”: Any state of the United States of America and, in addition, the District of Columbia. “Step-Up Margin”: With respect to each Loan on or after the Conversion Date during the occurrence and continuance of an Asset Base Deficiency, the portion of the Applicable Margin with respect to such Loan that is equal to the positive excess of (x) the percentage set forth in clause (ii) of the definition of “Applicable Margin” minus (y) the percentage set forth in clause (i) of the definition of “Applicable Margin”. “Subservicer”: This term shall have the meaning set forth in Section 2.2 of the Management Agreement. “Subservicing Agreement”: This term shall have the meaning set forth in Section 2.2 of the Management Agreement. “Subsidiary”: A subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. “Substitute Container”: This term is defined in Section 3.04 of the Contribution and Sale Agreement. “Supplemental Principal Payment Amount”: As of any other date of determination, an amount equal to the excess, if any, of (i) the Aggregate Loan Principal Balance (calculated after giving effect to the Scheduled Principal Payment Amount paid on such date), over (ii) the Asset Base on such Payment Date (determined as of the last day of the month immediately preceding such Payment Date). “Supporting Obligation”: This term shall have the meaning set forth in the UCC.

34 “TAL”: TAL International Container Corporation, a Delaware corporation. “Taxes”: This term shall have the meaning set forth in Section 301(q)(1) of this Agreement. “TCIL”: Triton Container International Limited, a company limited by shares, incorporated, organized and existing under the laws of Bermuda. “TCIL Credit Agreement”: That certain Eleventh Restated and Amended Credit Agreement, dated as of October 14, 2021, among TCIL and TAL International Container Corporation, as borrowers, the lenders from time to time party thereto, Triton HoldCo, as guarantor, and Bank of America, N.A., as administrative agent and an issuer thereunder, and any revolving credit facility that may be entered into from time to time as a replacement for such Credit Agreement; in each case, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time in accordance with its terms. “TCNA”: Triton Container International, Incorporated of North America, a corporation organized and existing under the laws of the State of California. “Term SOFR”: (a) for any calculation with respect to a SOFR Rate Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Accrual Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Accrual Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and the circumstances set forth in the below proviso have not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and the circumstances set forth in the below proviso have not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S.

35 Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day; provided, that, if at any time the Administrative Agent and the Borrower have determined that (x) the circumstances set forth in clause (b) of Section 301(s) have arisen and such circumstances are unlikely to be temporary, or (y) the circumstances set forth in clause (b) of Section 301(s) have not arisen but (i) the SOFR Administrator or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Term SOFR Reference Rate shall no longer be available, or used for determining interest rates for loans, or (ii) syndicated loans currently being executed, or that include language similar to that contained in this paragraph, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Term SOFR Reference Rate, then the Administrative Agent and the Borrower, in consultation with the Hedge Counterparties, shall endeavor to establish an alternate rate of interest to Adjusted Term SOFR that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement, subject to the written consent of each Hedge Counterparty, to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Notwithstanding anything to the contrary in Article X, such amendment shall become effective without any further action or consent of any other party to this Agreement (and, for the avoidance of doubt, with the consent of the Hedge Counterparties as of such time) so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this provision, each Loan hereunder shall bear interest equal to the rate set forth in clause (i) of the definition of “Base Rate”; provided, that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Term SOFR Adjustment”: A percentage equal to 0.10% per annum. “Term SOFR Administrator”: CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate”: The forward-looking term rate based on SOFR. “Terminated Managed Container”: A Managed Container for which the management of such Managed Container may be transferred as the result of the occurrence of a Manager Default in accordance with the terms of the Management Agreement. “Transaction Documents”: Any and all of this Agreement, the Management Agreement, the Intercreditor Collateral Agreement, the Control Agreement, any notes issued pursuant to this Agreement, the Contribution and Sale Agreement, the Director Services Agreement, the Interest Rate Hedge Agreements (upon execution thereof), the Currency Hedge Agreements (upon

36 execution thereof), Administrative Agent Fee Letter, Fee Letter, and all other transaction documents and any and all other agreements, documents and instruments executed and delivered in connection therewith, as any of the foregoing may from time to time be amended, modified, supplemented or renewed. “Transfer Date”: The date on which a Container is contributed or sold by the Seller to the Borrower pursuant to the terms of the Contribution and Sale Agreement. “Transferred Assets”: Transferred Containers and Related Assets collectively. “Transferred Container”: A Container transferred by the Seller to the Borrower. “Triton Holdco”: Triton International Limited (an exempted company incorporated with limited liability under the laws of Bermuda). “UCC”: The Uniform Commercial Code as in effect in the State of New York. In the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Collateral Agent’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions relating to such attachment, perfection of priority and for purposes of definitions related to such provisions. “UNIDROIT Convention”: Any convention promulgated by the International Institute for the Unification of Private Law specifically dealing with interests in shipping containers. “Unrestricted Subsidiary”: Any Subsidiary that is designated by the Manager as an “Unrestricted Subsidiary” in accordance with the procedures set forth in the TCIL Credit Agreement (including without limitation the Borrower). “Upfront Fee”: The meaning set forth in Section 301(p) of this Agreement. “U.S. Government Securities Business Day”: Any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Volcker Rule”: Section 619 of the Dodd-Frank Act. “Warranty Purchase Amount”: With respect to any Managed Container, an amount equal to the Net Book Value of such Managed Container on the date of repurchase by the Seller from the Borrower pursuant to the Contribution and Sale Agreement. “Weighted Average Age”: For any date of determination, an amount equal to (i) the sum of the products, for each Managed Container, of (A) the age in years of such Managed Container and (B) the Net Book Value of such Managed Container, divided by (ii) the Aggregate Net Book Value.

37 Section 102 Other Definitional Provisions. (a) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP consistently applied (subject to clause (e) below). To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control. (b) With respect to any Collection Period, the “related Record Date,” the “related Determination Date,” and the “related Payment Date” shall mean the Record Date occurring on the last Business Day of such Collection Period and the Determination Date and Payment Date occurring in the month immediately following the end of such Collection Period. (c) With respect to any ratio analysis required to be performed as of the most recently completed fiscal quarter of a Person, the most recently completed fiscal quarter shall mean the most recently completed fiscal quarter for which financial statements were required hereunder to have been delivered. (d) With respect to the calculations of the ratios set forth in this Agreement, the components of such calculations are to be determined in accordance with GAAP, consistently applied, with respect to the Borrower or the Manager, as the case may be (subject to clause (e) below). (e) If the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Section 103 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” Section 104 General Interpretive Principles. For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires: (a) the defined terms in this Agreement shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

38 (b) references herein to “Articles”, “Sections”, “Subsections”, “paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement; (c) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (d) the words “herein”, “hereof’, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; (e) the term “include” or “including” shall mean without limitation by reason of enumeration; and (f) When referring to Section 302 or Section 806 of this Agreement, the term “or” shall be additive and not exclusive. Section 105 Statutory References. References in this Agreement to any section of the Uniform Commercial Code or the UCC shall mean, on or after the effective date of adoption of any revision to the Uniform Commercial Code or the UCC in the applicable jurisdiction, such revised or successor section thereto. ARTICLE II SECURITY INTEREST To secure the payment of all Outstanding Obligations and the performance of all of the Borrower’s covenants and agreements in this Agreement and all other Transaction Documents, the Borrower hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and to all of the Borrower’s right, title and interest in, to and under the following, whether now existing or hereafter created or acquired: (i) the Managed Containers (including any and all substitutions therefor acquired from time to time) and other Transferred Assets, (ii) the Distribution Account, the Restricted Cash Account, the Revenue Reserve Account and all amounts and Eligible Investments, Financial Assets, Investment Property, Securities Entitlements and all other instruments, assets or amounts credited to any of the foregoing or otherwise on deposit from time to time in the foregoing, (iii) the Contribution and Sale Agreement, all Hedge Agreements, the Management Agreement and the Intercreditor Collateral Agreement, and (iv) all of the following, whether now existing or hereafter acquired: (a) All Accounts; (b) All Chattel Paper; (c) All Lease Agreements; (d) All Contracts;

39 (e) All Documents; (f) All General Intangibles; (g) All Instruments; (h) All Inventory; (i) All Supporting Obligations; (j) All Equipment and all Goods; (k) All Letter-of-Credit Rights; (l) All Commercial Tort Claims; (m) All Investment Property; (n) All Deposit Accounts; (o) All property of the Borrower held by the Collateral Agent for the benefit of the Secured Parties, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to the Collateral Agent for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of the Borrower, or as to which the Borrower may have any right or power; (p) To the extent not included above and without limiting the foregoing, all Chattel Paper, all Leases and all schedules, supplements, amendments, modifications, renewals, extensions, and guarantees thereof in every case whether now owned or hereafter acquired and all amounts, rentals, proceeds and other sums of money due and to become due under the Container Related Agreements, including (in each case only to the extent related to the Managed Containers), without limitation, (i) all rentals, payments and other monies, including all insurance payments and claims for losses due and to become due to the Borrower under, and all claims for damages arising out of the breach of, any Container Related Agreement; (ii) the right of the Borrower to terminate, perform under, or compel performance of the terms of the Container Related Agreements; (iii) any guarantee of the Container Related Agreements and (iv) any rights of the Borrower in respect of any subleases or assignments permitted under the Container Related Agreements; (q) All insurance proceeds of the Collateral and all proceeds of the voluntary or involuntary disposition of the Collateral or such proceeds; (r) Any and all payments made or due to the Borrower in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority and any other cash or non-cash receipts from the sale, exchange, collection or other disposition of the Collateral;

40 (s) Subject to the terms and conditions set forth in the Intercreditor Collateral Agreement, all Proceeds of the Managed Containers from time to time on deposit in the Collection Account; and (t) To the extent not otherwise included, all income and Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing. All of the property described in this Article II is herein collectively called the “Collateral” and as such is security for all Outstanding Obligations; provided that notwithstanding anything to the contrary in this Agreement, Collateral shall not include monies paid to the Borrower under this Agreement, including monies received by the Borrower pursuant to Section 302 or Section 806; provided further, that notwithstanding the foregoing Grant, (i) no account, instrument, chattel paper or other obligation or property of any kind due from, owed by, or belonging to, a Sanctioned Person, (ii) no Lease in which the Lessee is a Sanctioned Person and (iii) no Managed Container that the Borrower or the Manager has actual knowledge to be located in a Sanctioned Jurisdiction in violation of applicable laws, shall, in any such instance, constitute Collateral so long as such condition is continuing. Each of the Borrower, the Collateral Agent, and each Secured Party agrees that the terms of the foregoing Grant are subject in all respects to the terms and conditions set forth in the Intercreditor Collateral Agreement. The Collateral Agent acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required as hereinafter provided. Notwithstanding the foregoing, the Collateral Agent does not assume, and shall have no liability to perform, any of the Borrower’s obligations under any agreement included in the Collateral and shall have no liability arising from the failure of the Borrower or any other Person to duly perform any such obligations. The Borrower consents to and confirms that any Uniform Commercial Code financing statements filed against the Borrower may describe the Collateral as “all assets” or “all personal property” (or any other words of similar effect) of the Borrower. The Loans and the interest and other amounts payable thereon shall be full recourse obligations of the Borrower and shall be secured by all of the Borrower’s right, title and interest in the Collateral. The Loans shall never constitute obligations of the Collateral Agent, the Manager, the Seller or of any shareholder or any Affiliate of the Seller (other than the Borrower) or any member of the Borrower, or any officers, directors, employees or agents of any thereof, and no recourse may be had under or upon any obligation, covenant or agreement of this Agreement, or for any claim based thereon or otherwise in respect thereof, against any incorporator or against any past, present, or future owner, partner of an owner or any officer, employee or director thereof or of any successor entity, or any other Person, either directly or through the Borrower, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed that this Agreement and the obligations issued hereunder are solely obligations of the Borrower, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any other Person under or by reason of this Agreement or implied

41 therefrom, or for any claim based thereon or in respect thereof, all such liability and any and all such claims being hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement. No Person other than the Borrower shall be liable for any obligation of the Borrower hereunder or for any losses incurred by any Lender. ARTICLE III THE LOANS Section 301 Principal Terms of the Loans. (a) Funding Commitment. Subject to the terms and conditions set forth in this Agreement, each Lender hereby confirms its commitment to fund Loans up to an aggregate amount of unpaid Loans owing to such Lender and each Conduit Lender in an amount not to exceed the lesser of (i) its Availability of such Lender on such date and (ii) the Commitment of such Lender as set forth opposite the name of such Lender on Schedule II hereto (as such schedule may be updated from time to time in accordance with the terms of this Agreement). The facility evidenced by this Agreement is a revolving credit facility and accordingly the Borrower may, subject to the terms and conditions of this Agreement, re-borrow any amounts repaid pursuant to the terms of this Agreement. (b) Conduit Funding. Notwithstanding anything to the contrary in Section 301(a), a Lender (a “Granting Lender”) may fund all or a portion of its investment in the Loans by transferring all, or portion of, its investment to its designated Conduit Lender; provided that (i) nothing herein shall constitute a commitment by any Conduit Lender to fund any Loan and (ii) if any Conduit Lender elects not to exercise such option or otherwise fails to fund all or any part of such Loan, the related Granting Lender shall be obligated to fund such Loan pursuant to the terms hereof. The funding of any Loan by a Conduit Lender hereunder shall utilize the Commitment of its related Granting Lender to the same extent that, and as if, such Loan was funded by such Granting Lender. Notwithstanding anything to the contrary herein, each Lender shall be responsible for allocating in its sole discretion its investment in the Loans between such Lender and its related Conduit Lender (if any) and the Lender record of such allocation shall be conclusive. (c) Funding Notice. On the terms and conditions set forth herein, the Borrower may submit to the Administrative Agent a funding notice, substantially in the form of Exhibit H hereto (a “Funding Notice”) requesting that each Lender make a Loan to the Borrower. The Administrative Agent shall promptly notify each of the Lenders of receipt of such Funding Notice and each Lender’s Pro Rata Share of the requested Loan. Each such Funding Notice shall be submitted to the Administrative Agent at least three (3) Business Days prior to the requested Funding Date. Any Funding Notice received by the Administrative Agent prior to 11:00 am (New York time) on a Business Day shall be deemed to have been received on such Business Day and any Funding Notice received by the Administrative Agent after such time shall be deemed received on the following Business Day. (d) Loan Procedures.

42 (1) On each day prior to the Conversion Date, and subject to the satisfaction of the terms and conditions set forth herein, each Lender (or, if applicable, the Conduit Lender in its Related Group, if such Conduit Lender elects, in its sole discretion, to make such Loan) shall make a Loan on the requested Funding Date in an amount equal to its Pro Rata Share of the amount set forth in the corresponding Funding Notice; provided, however, that a Delaying Lender may elect to deliver a Delaying Funding Notice with respect to such Loan Advance in accordance with Section 301(m) hereof. Each Loan by each Lender (or, if applicable, the Conduit Lender in its Related Group, if such Conduit Lender elects, in its sole discretion, to make such Loan) shall be for an amount (A) not less than the lesser of (x) its then unused Commitment and (y) One Hundred Thousand Dollars ($100,000), and (B) not greater than the Availability of such Lender on the applicable Funding Date. In the event that any Defaulting Lender fails to make a Loan in accordance with its Commitment, the other Lenders shall not be obligated to fund the Pro Rata Share of the Defaulting Lender(s). Except as otherwise provided in Section 301(m) for a Delaying Lender, the failure of any Lender or a member of its Related Group to make a Loan shall not impose an obligation on any other non-Defaulting Lender or member of its Related Group to make a Loan of such shortfall. (2) Unless the Administrative Agent shall have received notice from a Lender, prior to the proposed date of any Loan that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share of the amount set forth in the related Funding Notice, the Administrative Agent may assume that such Lender has made such Pro Rata Share available on such date in accordance with clause (1) above and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its Pro Rata Share available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its Pro Rata Share of the applicable Loan to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

43 (e) Records. A duly authorized officer or representative of each Lender shall make appropriate notations on its books and records to reflect its Pro Rata Share of payments received by it in reduction of the Aggregate Loan Principal Balance. The Borrower hereby authorizes each duly authorized officer of each Lender to make such notations on its books and records as aforesaid (provided that any failure by such officer or representative of a Lender to make any such notation shall not affect the obligations of the Borrower under any Loan). Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. (f) SOFR. Each Loan made by a Lender shall be a SOFR Rate Loan except under the circumstances set forth in Section 301(r) or (s) of this Agreement. (g) Principal and Interest. Distributions of principal and interest on the Loans shall be made to the Lenders as set forth in Section 302 of this Agreement. All payments of principal and interest on the Loans and fees with respect to the Loans shall be paid by the Borrower to the Lenders reflected in the Register maintained by the Administrative Agent as of the related Record Date, based on their respective, Pro Rata Shares, by wire transfer of immediately available funds for receipt prior to 11:00 a.m. (New York City time) on the related Payment Date. Any payments received by a Lender after 11:00 a.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day. (h) Interest Payments on the Loan. Subject to the provisions of Sections 301(i) and (j), (i) each SOFR Rate Loan (to the extent any Loan is a SOFR Rate Loan) shall bear interest on the outstanding principal amount thereof during each Interest Accrual Period at a rate per annum equal to Adjusted Term SOFR for such Interest Accrual Period plus the Applicable Margin, and (ii) each Base Rate Loan (to the extent any Loan is a Base Rate Loan) shall bear interest on the outstanding principal amount thereof during each Interest Accrual Period at a rate per annum equal to the Base Rate plus the Applicable Margin. Interest on any such SOFR Rate Loan and Base Rate Loan shall be payable in arrears on each Payment Date from amounts on deposit in the Distribution Account in accordance with Section 302. The Administrative Agent shall no later than the third Business Day prior to each Payment Date submit an invoice to the Borrower and the Manager detailing the calculation of the Interest Payment payable on such Payment Date. (i) Interest on Overdue Amounts. If the Borrower shall default in the payment of (i) the Aggregate Loan Principal Balance on the Final Maturity Date, or (ii) the Interest Payment on any Payment Date, or (iii) all other amounts becoming due hereunder on the Final Maturity Date or any earlier date on which the Loan has been accelerated in accordance with Section 802, the Borrower shall, from time to time, pay interest on such unpaid amounts, to the extent permitted by Applicable Law, at a rate per annum equal to the Default Rate, for the period during which such principal, interest or other amount shall be unpaid from the due date of such payment to the date of actual payment thereof (after as well as before judgment). Default Fees shall be payable at the times and subject to the priorities set forth in Section 302 hereof.

44 (j) Maximum Interest Rate. In no event shall the interest charged with respect to the Loan exceed the maximum amount permitted by Applicable Law. If at any time the interest rate charged with respect to the Loan exceeds the maximum rate permitted by Applicable Law, the rate of interest to accrue pursuant this Agreement with respect to the Loan shall be limited to the maximum rate permitted by Applicable Law, but any subsequent reductions in Adjusted Term SOFR or the Base Rate, as the case may be, shall not reduce the interest to accrue on the Loan below the maximum amount permitted by Applicable Law until the total amount of interest accrued on the Loan equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate otherwise provided herein had at all times been in effect. (k) Calculation of Interest and Fees. All computations of interest for any Base Rate Loan for which the Prime Rate is used shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on the Loan for the day on which the Loan is made, and shall not accrue on the Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that if the Loan is repaid on the same day on which it is made it shall bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next Business Day, and such extension of time shall in such case be included in the computation of payment of the Interest Payment or any fee payable hereunder, as the case may be. (l) Increase and Decrease in Commitments; Extension (1) Commitment Reductions. The Borrower may, upon at least 30 days’ written notice to each Lender, with a copy to the Administrative Agent and Collateral Agent, terminate in whole, or reduce in part, the then unused Commitment of each Lender; provided, however, that each partial reduction of a Commitment shall be in amounts equal to $20,000,000 or an integral multiple of $1,000,000 in excess thereof and shall be allocated pro rata among each Lender (based on the then current Commitment of each Lender). Each notice of reduction or termination pursuant to this Section shall be irrevocable. Notwithstanding the foregoing, the Borrower may on any Business Day reduce to zero and terminate in full the Aggregate Commitment in connection with a refinancing of the Aggregate Loan Principal Balance upon (a) at least five (5) Business Days’ prior written notice to each Lender, with a copy to the Collateral Agent, the Administrative Agent and each Hedge Counterparty, specifying the proposed Payment Date of such termination and (b) payment in full of (i) the Aggregate Loan Principal Balance and interest thereon, (ii) Breakage Costs, if any, and (iii) all other Outstanding Obligations of Borrower under this Agreement and the other Transaction Documents, including any termination payments resulting from the required termination of any Hedge Agreements then in effect in connection with such reduction.

45 (2) Request for Increase. Provided there exists no Early Amortization Event, Asset Base Deficiency or Event of Default, the Borrower may, from time to time prior to the Scheduled Commitment Expiration Date, upon notice to the Administrative Agent (which shall promptly notify the Lenders), request an increase in the Aggregate Commitment by an amount (for all such requests) not exceeding Five Hundred Million Dollars ($500,000,000) in the aggregate; provided that the Borrower may make a maximum of five (5) such requests and shall be on terms and pursuant to documentation consistent with the terms and documentation applicable to each then unpaid Loan, except with respect to any upfront or similar fees that may be agreed to among the Borrower and the Lender providing any additional Commitments. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lender). (3) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. (4) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each other Lender of the Lenders’ responses to each request made hereunder. Such offer shall be made first to each existing Lender in proportion to its then existing Commitments. If any existing Lender elects not to increase its Commitment, then the Commitments of such declining existing Lender(s) will then be offered to the other existing Lenders in proportion to their then existing Commitments. If the existing Lenders do not collectively fulfill such requested increase, the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Borrower and the Administrative Agent with a copy to the Collateral Agent. Any requested increase in the Aggregate Commitment need not be achieved in full in order for such requested increase to take effect with respect to the respective Commitments of any such Lenders who agree to such increase. (5) Effective Date and Allocations. If the Aggregate Commitment is increased in accordance with this Section 301(l), the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower, the Collateral Agent and each other Lender of the final allocation of such increase and the Increase Effective Date. The parties hereto authorize the Administrative Agent to amend Schedule II

46 hereto as of each Increase Effective Date to reflect any modification to the Aggregate Commitment pursuant to this Section 301(l). The Lenders that agree to such increase shall surrender their notes (if any) to the Borrower. Upon the Borrower’s receipt of evidence of such surrender (to the extent applicable), the Borrower shall deliver promptly to each applicable Lender a replacement note (if requested by such Lender) reflecting the Lender’s increased Commitment. (6) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent and the Collateral Agent a certificate of the Borrower dated as of the Increase Effective Date signed by an Authorized Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 501 and the other Transaction Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Early Amortization Event, Event of Default or Asset Base Deficiency exists or would exist after giving effect to such increase. The Borrower shall prepay or shall cause the Lenders to allocate any Loans outstanding on the Increase Effective Date (and pay any additional amounts required under the Transaction Documents) to the extent necessary to keep the outstanding Loans with any revised Pro Rata Share arising from any non-ratable increase in the Aggregate Commitment under this Section 301(l). (7) The Borrower may, within 60 days, but no later than 45 days (or such shorter period as may be approved by the parties hereto), prior to the then current Scheduled Commitment Expiration Date, by written notice to each Lender, with a copy to the Collateral Agent and the Administrative Agent, request that the Lenders extend the Scheduled Commitment Expiration Date for a specified period of time. Each Lender shall make a determination, in its sole discretion, within 30 days of its receipt of the Borrower’s request, as to whether or not it will agree to extend the Scheduled Commitment Expiration Date; provided, however, that the failure of a Lender to make a timely response to the Borrower’s request for extension of the Scheduled Commitment Expiration Date shall be deemed to constitute a refusal by such Lender to extend the Scheduled Commitment Expiration Date. Any such extension of the Scheduled Commitment Expiration Date shall become effective only upon (i) written confirmation to the Borrower by a Lender of its agreement to so extend the Scheduled Commitment Expiration Date, and (ii) receipt by each Lender of any fees required to be paid in connection with such extension. If fewer than all of the Lenders have agreed to extend the then existing Scheduled Commitment Expiration Date, the Borrower may arrange for additional Eligible Assignees to replace the Lender or Lenders that have not consented to such extension.

47 (m) Delayed Funding. (1) Any Lender may, not later than two (2) Business Days before a requested Funding Date, deliver a written notice to the Borrower and the Administrative Agent (a “Delaying Funding Notice”) certifying that it is a Designated Delay Lender and its intention to fund its share of the requested Loans on a date that is on or before the 35th day following the date of such Funding Date (the “Delaying Funding Date”) rather than on the requested Funding Date. (2) If one or more Lenders deliver a Delaying Funding Notice within the time frame described above (each, a “Delaying Lender”) with respect to a Loan and such request for a Loan is not revoked or modified by the Borrower pursuant to clause (3) below, then the Administrative Agent shall direct each Lender who is not a Delaying Lender (each, a “Non-Delaying Lender”) to advance an amount equal to such Non-Delaying Lender’s proportionate share (measured by the Commitments of such Non-Delaying Lenders) of the sum of the Delaying Lenders’ Pro Rata Shares of the requested Loan (the “Delayed Amount”), and each Non-Delaying Lender shall fund its proportionate share of the Delayed Amount; provided, however, that a Non- Delaying Lender shall not have any obligation to fund in excess of its Availability. (3) No later than two (2) Business Days before the requested Funding Date and with respect to any Loan (an “Affected Borrowing”), the Borrower may, if the Borrower is unable to borrow the full amount of the requested Loan from Non-Delaying Lenders, either (i) revoke the related Funding Notice, or (ii) reduce the amount of the Loan requested in the related Funding Notice to reflect the funding allocation of the Delaying Lenders. (4) The amount of any principal payment payable to a Delaying Lender between the Funding Date and the Delaying Funding Date shall instead be distributed as follows: (i) first, to each Non-Delaying Lenders, on a pro rata basis based on the portion of the Delayed Amount funded by each Non- Delaying Lender (such Non-Delaying Lender, the “Overfunding Lenders”), in an amount up to the portion of the Delayed Amount that was funded by such Overfunding Lender, (ii) second, to the Borrower, the amount of any Delayed Amount that was not funded by Non-Delaying Lender(s), and (iii) third, to such Delaying Lender. (5) On each Delaying Funding Date, the related Delaying Lender shall fund its Delayed Amount. A Delaying Lender that fully funds such Delayed Amount on or before the applicable Delaying Funding Date will not constitute a Defaulting Lender solely due to its failure to fund its share of the requested Loan on the requested Funding Date. Prior to a Delaying Lender funding its portion of any Delayed Amount, such Delaying Lender shall not be deemed to have advanced any portion of such Delayed Amount

48 for purposes of interest or other calculations, and, prior to any reimbursement of such Delayed Amount, any Overfunding Lender shall be credited for such purposes with the principal amount of such Delayed Amount funded by such Overfunding Lender. A Delaying Lender that fails to fund its Delayed Amount on or before the Delaying Funding Date shall be classified as a Defaulting Lender. (6) Each Delaying Lender agrees that if the conditions to advance of a Loan were met as of the applicable Funding Date, there shall be no conditions whatsoever to its obligation to fund its portion of the Delayed Amount on the related Delaying Funding Date, regardless of whether such conditions to advance are met on the Delaying Funding Date. (n) Principal Payments; Scheduled Amortization. The Aggregate Loan Principal Balance shall be payable on each Payment Date from amounts on deposit in the Distribution Account in an amount equal to: (i) so long as no Early Amortization Event or Event of Default is continuing, the Scheduled Principal Payment Amount for such Payment Date (if any) and the Supplemental Principal Payment Amount (if any) for such Payment Date to the extent that funds are available for such purpose in accordance with the provisions of Section 302(b)(I) hereof, or (ii) if an Early Amortization Event has occurred and is then continuing, but no Event of Default shall then be continuing (or an Event of Default has occurred but the Loan has not been accelerated in accordance with Section 802), the Aggregate Loan Principal Balance shall be payable in full to the extent that funds are available for such purpose in accordance with the provisions of Section 302(b)(II). The Aggregate Loan Principal Balance, together with all unpaid interest (including all Default Fees), fees, expenses, costs and other amounts payable by the Borrower to the Lenders and the Collateral Agent pursuant to the terms hereof, shall be due and payable in full on the earlier to occur of (x) the date on which an Event of Default shall occur and the Loans have been accelerated in accordance with Section 802 and (y) the Final Maturity Date. Funds on deposit in the Distribution Account when an Event of Default is continuing and the Loans have been accelerated will be distributed in accordance with Section 806. (o) Voluntary Prepayments. The Borrower may, on any Payment Date and upon three (3) Business Days’ prior notice to the Lenders and each Hedge Counterparty, voluntarily prepay all, or any part, of the Aggregate Loan Principal Balance by making a wire transfer to the Lenders; provided, however, that the Borrower may not make such repayment from funds in the Distribution Account, the Revenue Reserve Account or the Restricted Cash Account except to the extent that funds in any such account would otherwise be payable to the Borrower or available to prepay the Aggregate Loan Principal Balance in accordance with the terms hereof; provided, further, that any such voluntary prepayment shall (x) be allocated among the Loans in the same proportion that the unpaid principal balance of each Loan, immediately prior to such prepayment, bears to the Aggregate Loan Principal Balance and (y) be in an aggregate minimum amount of the lesser of (A) $250,000.00 and (B) the Aggregate Loan Principal Balance. In the event of any Prepayment of the Loan in accordance with this Section 301(o) or any other provision hereof (including any Supplemental Principal Payment Amounts), the Borrower shall pay any Breakage Costs incurred by the Lenders and any termination payments resulting from the required termination of any Hedge Agreements then in effect in connection with such prepayment. Any such voluntary Prepayment of less than the entire

49 Aggregate Loan Principal Balance shall be applied to reduce the Scheduled Principal Payment Amount for future Payment Dates as set forth in Section 702(c). (p) Upfront and Commitment Fees. On the Closing Date, the Borrower shall pay for the account of each Lender its respective Pro Rata Share of a fully-earned, non- refundable Upfront Fee, as set forth in the Fee Letter. On each Payment Date before the Conversion Date, in accordance with Section 302(c), the Borrower shall pay for the account of each Lender their respective Pro Rata Share of a fully-earned, non-refundable “Commitment Fee” which shall be calculated daily and equal the product of (x) (1) three tenths percent (0.30%), if the daily unused portion of the Aggregate Commitment hereunder is fifty percent (50.00%) or less, or (2) two fifths percent (0.40%), if the daily unused portion of the Aggregate Commitment hereunder is greater than fifty percent (50.00%) times (y) the unused Aggregate Commitment. (q) Taxes. (1) Subject to clause (7) below, in addition to payments of principal and interest on the Loans when due, the Borrower shall pay, but only in accordance with the priorities for distributions set forth in Section 302 hereof, each Lender any and all present or future taxes, fees, duties, levies, imposts, or charges, or any other similar deduction or withholding, whatsoever imposed by any Governmental Authority on payments of principal and interest on the Loans and other amounts payable by the Borrower under the Transaction Documents, and all liabilities with respect thereto, excluding (i) franchise taxes, (ii) such taxes as are imposed on or measured by or determined (in whole or in part) by reference to each Indemnified Party’s net income by the jurisdiction under the laws of which such Indemnified Party, as the case may be (regardless of whether such tax is denominated as an “income tax” under applicable local law), is organized or maintains an office or any political subdivision thereof, (iii) any other taxes, fees, duties, levies, imposts, or charges, whether payable directly by the Lender or by deduction or withholding from any payment made in respect of the Loans, on account of a connection, whether present or former, between the Lender and the relevant taxing jurisdiction including without limitation branch profits taxes, (iv) withholding taxes imposed on any payment in respect of the Loans other than on account of a change in law or regulation occurring after the Person in respect of which such tax is imposed acquired a beneficial interest in the Loans, and (v) FATCA Withholding Taxes (each of the items referred to in the clause (i), (ii), (iii), (iv) and (v), an “Excluded Tax” and collectively, the “Excluded Taxes”; all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). (2) In addition, subject to clause (7) below, the Borrower shall pay, but only in accordance with the priorities for distribution set forth in Section 302 hereof, any present or future stamp or documentary taxes or any other similar excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration

50 of, or otherwise with respect to, this Agreement or any other Transaction Document, except any such taxes, charges or levies imposed with respect to an assignment (hereinafter referred to as “Other Taxes”). (3) Subject to clause (7) below, if any Taxes or Other Taxes are directly asserted or imposed against any Indemnified Party, the Borrower shall indemnify and hold harmless such Indemnified Party, but only in accordance with the priorities for distribution set forth in Section 302 hereof, for the full amount of the Taxes or Other Taxes (including any Taxes or Other Taxes asserted or imposed by any jurisdiction on amounts payable under this Section 301(q)) paid by the Indemnified Party and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted or imposed. If the Borrower fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Indemnified Party the required receipts or other required documentary evidence, the Borrower shall indemnify the Indemnified Party for any incremental Taxes or Other Taxes, interest or penalties that may become payable by the Indemnified Party as a result of any such failure. Payment under this indemnification shall be made in accordance with the payment priorities set forth in Section 302 hereof on the Payment Date following the date on which the Indemnified Party makes written demand therefor. Each Indemnified Party shall give prompt notice to the Borrower of any assertion of Taxes or Other Taxes so that the Borrower may, at its option, contest such assertion. (4) Within thirty (30) days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish to the affected Indemnified Party the original (or a certified copy) of a receipt evidencing payment thereof, or other evidence of payment thereof satisfactory to such Indemnified Party. (5) Taxes, Other Taxes and other indemnification payments owing pursuant to the provisions of this Section 301(q) shall be paid in accordance with the payment priority set forth in Section 302 hereof. (6) If an Indemnified Party is not a “United States person” as defined in section 7701(a)(30) of the Code, such Indemnified Party shall deliver to the Borrower, with a copy to the Administrative Agent, the Collateral Agent and the Manager, within 15 days after the Closing Date, or, if such Indemnified Party becomes an Indemnified Party after the Closing Date, the date on which such Indemnified Party becomes an Indemnified Party hereunder: (i) two (or such other number as may from time to time be prescribed by Applicable Laws) duly completed copies of (A) IRS Form W- 8BEN or IRS Form W-8BEN-E claiming eligibility of the Indemnified Party for benefits of an income tax treaty to which the United States is a party and establishing that such Indemnified Party is not subject to

51 withholding under FATCA or (B) IRS Form W-8ECI (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Laws) or (ii) in the case of an Indemnified Party that is not legally entitled to deliver either form listed in clause (6)(i), (A) a certificate of a duly authorized officer of such Indemnified Party to the effect that such Indemnified Party is not (x) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (y) a “10 percent shareholder” of the Borrower or TCIL within the meaning of Section 881(c)(3)(B) of the Code, or (z) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an “Exemption Certificate”) and (B) two duly completed copies of IRS Form W-8BEN, IRS Form W-8BEN- E, or applicable successor form certifying the foreign status of such Indemnified Party and establishing that such Indemnified Party is not subject to withholding under FATCA, as appropriate, to permit the Borrower to make payments hereunder for the account of such Indemnified Party, without deduction or withholding of United States federal income or similar Taxes. Each other Indemnified Party agrees to deliver to the Borrower, with a copy to the Administrative Agent, the Collateral Agent and the Manager, within 15 days after the Closing Date, or, if such Indemnified Party becomes an Indemnified Party after the Closing Date, the date on which such Indemnified Party becomes an Indemnified Party hereunder, one or more accurate and complete original signed copies (as the Borrower, Administrative Agent, the Collateral Agent or Manager may reasonably request) of IRS Form W-9 or successor applicable form (if required by law), as the case may be, providing the employer identification number for such Indemnified Party. Additionally, upon the obsolescence of, or after the occurrence of any event requiring a change in, any form or certificate previously delivered by an Indemnified Party pursuant to this Section 301(q)(6), and from time to time as may be reasonably requested by the Borrower, such Indemnified Party shall deliver such forms, amended or successor forms, certificates or statements as may be required under Applicable Laws to permit the Borrower to make payments hereunder for the account of such Indemnified Party, without deduction or withholding of United States federal income or similar Taxes. (7) The Borrower shall not be obligated to pay any additional amounts to any Indemnified Party pursuant to clause (1), or to indemnify any Indemnified Party pursuant to clause (3), in respect of withholding taxes (including backup withholding) to the extent imposed as a result of (i) the failure of such Indemnified Party to deliver to the Borrower any form and/or Exemption Certificate pursuant to clause (6), (ii) such form not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Indemnified Party being untrue or inaccurate on the date delivered in any material respect, or (iii) the Indemnified Party designating a successor office at which it maintains the Loans which has the effect of causing such Indemnified Party to become

52 subject to or obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the Borrower shall be obligated to pay additional amounts to any such Indemnified Party pursuant to clause (1), and to indemnify any such Indemnified Party pursuant to clause (3), in respect of United States federal withholding taxes if (i) any such failure to deliver a form and/or Exemption Certificate or the failure of such form to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any Applicable Law or regulation (other than any withholding taxes imposed under FATCA) occurring after the date the Person in respect of which such tax is imposed acquired a beneficial interest in the Loans, which change rendered such Indemnified Party no longer legally entitled to deliver any such form or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or (ii) the redesignation of the Indemnified Party’s office for maintenance of the Loans was made at the request of the Borrower. (8) Any Indemnified Party that becomes entitled to the payment of additional amounts pursuant to Section 301(q)(1) shall use reasonable efforts (consistent with Applicable Law) to file any document reasonably requested by the Borrower or to transfer its interest in the Loans to an Affiliate in another jurisdiction if the making of such a filing or transfer to an Affiliate, as the case may be, would avoid the need for or reduce the amount of any payment of such additional amounts that may thereafter accrue and would not, in the good faith determination of such Indemnified Party, be disadvantageous to it. (9) If an Indemnified Party receives any refund or is entitled to a tax credit with respect to Taxes or Other Taxes for which the Borrower has paid any additional amounts pursuant to Section 301(q)(1) or Section 301(q)(2) or made an indemnity payment pursuant to Section 301(q)(3), then such Indemnified Party shall promptly pay the Borrower the portion of such refund or credit and any interest received with respect thereto as it determines, in its reasonable, good faith judgment will leave it after such payment, in no better or worse financial position than it would have been absent the imposition of such Taxes or Other Taxes and the payment by the Borrower of such indemnity or additional amounts pursuant to this Section 301(q)(9) provided, however, that (i) the Borrower agrees to promptly return any amount paid to the Borrower pursuant to this Section 301(q)(9) upon notice from such Indemnified Party that such refund or any portion thereof is required to be repaid to the relevant taxing authority and (ii) nothing in this Section 301(q)(9) shall require an Indemnified Party to disclose any confidential information to the Borrower (including, without limitation, its tax returns). (10) If the Borrower determines in good faith that a reasonable basis exists for contesting any Taxes or Other Taxes for which additional amounts have

53 been paid pursuant to Section 301(q)(1) or Section 301(q)(2) or an indemnity payment has been made pursuant to Section 301(q)(3), the Indemnified Party (to the extent such Person reasonably determines in good faith that it will not suffer a material adverse effect as a result thereof) shall cooperate with the Borrower in challenging such Taxes or Other Taxes, at the Borrower’s expense, if so requested by the Borrower in writing. (r) Illegality for SOFR Loans. (i) If any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make, maintain or fund the Loans to the extent interest thereon is determined by reference to the Term SOFR Reference Rate, or to determine or charge interest rates based upon the Term SOFR Reference Rate, then, on notice thereof by such Lender to the Borrower, (i) any obligation of such Lender to make or continue any SOFR Rate Loan shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining any Base Rate Loan the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which any Base Rate Loan of Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent, the Collateral Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent and the Collateral Agent), prepay or, if applicable, convert any SOFR Rate Loan of such Lender to a Base Rate Loan (the interest rate on which Base Rate Loan of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Accrual Period therefor, if such Lender may lawfully continue to maintain such SOFR Rate Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Rate Loan and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent and the Collateral Agent are advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. (ii) If, in any applicable jurisdiction, it becomes unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in the Loans: (1) that Lender shall promptly notify the Administrative Agent and the Borrower upon becoming aware of that event; and

54 (2) the Borrower shall terminate the Commitment of such Lender and repay the Loans owing to such Lender on the date specified by the Lender in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by law). (s) Inability to Determine Rates. If the Majority Lenders determine that for any reason in connection with any SOFR Rate Loan that (a) adequate and reasonable means do not exist for determining the Term SOFR Reference Rate for any applicable Interest Accrual Period with respect to any SOFR Rate Loan or in connection with any Base Rate Loan, or (b) Adjusted Term SOFR for any applicable Interest Accrual Period with respect to any SOFR Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding the Loans, and in each case such circumstances are expected to be temporary, the Administrative Agent will promptly so notify the Borrower, each Hedge Counterparty and each other Lender. Thereafter, (x) the obligation of such Lenders to maintain any SOFR Rate Loan shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Majority Lenders) revokes such notice. If such circumstances are unlikely to be temporary, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to Adjusted Term SOFR, pursuant to the provisions specified in the final paragraph of the definition of “Term SOFR”. (t) Increased Costs. (1) Increased Costs Generally. If any Change in Law shall: (A) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (or any member of its Related Group); (B) subject any Indemnified Party to any taxes described in clause (i) of the definition of Excluded Taxes on the Loans or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto (but excluding any Excluded Taxes described in clauses other than clause (i) of the definition of Excluded Taxes); or (C) impose on any Lender (or any member of its Related Group) any other condition, cost or expense affecting this Agreement; and the result of any of the foregoing shall be to (i) increase the cost to such Lender (or any member of its Related Group) of making, converting to, continuing or maintaining its investment in its Loans the interest on which is determined by reference to Term SOFR, or (ii) reduce the amount of any sum received or receivable by such Person (whether of principal, interest or any other amount), or (iii) increase the amount of high quality liquid assets required to be maintained by such Person, or (iv) result in the imposition of any internal charges related to liquidity to such Lender, then, upon request of such Lender, the Borrower will pay to such Lender such additional

55 amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered, subject to clauses (3) and (4) below. (2) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender, such Lender’s holding company, if any, or other member of its Related Group regarding capital or liquidity requirements has, or would have, the effect of (i) reducing the rate of return on such Lender’s capital, or on the capital or liquidity of such Lender’s holding company, if any, or other member of its Related Group as a consequence of this Agreement, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity (other than a change solely in such policy)) or (ii) increasing the amount of high quality liquid assets required to be maintained by any such Person, or (iii) resulting in the imposition of an internal liquidity charge to such Person, then, in each such case, the Borrower will, from time to time, pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (3) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 301(t)(1) or (2) and delivered to the Borrower shall be conclusive absent manifest error; provided that such certificate (i) sets forth in reasonable detail the amount or amounts payable to such Indemnified Party pursuant to such Section 301(t)(1) or (2), (ii) explains the methodology used to determine such amount, (iii) states that the applicable increased costs or reductions were suffered no more than ninety (90) days (or, if the circumstances giving rise to such increased costs or reductions were retroactive, such period in excess of ninety (90) days as includes the period of retroactive effect) prior to the date of such certificate, and (iv) states that such amount is consistent with amounts that such Indemnified Party has required other similarly situated borrowers or obligors to pay with respect to such increased costs or reductions. The Borrower shall pay such Lender the amount shown as due on any such certificate in accordance with the priority of payments set forth in this Agreement. (4) Delay in Requests. Failure or delay on the part of any Indemnified Party (if so entitled) to demand compensation pursuant to the foregoing provisions of this Section 301(t) shall not constitute a waiver of such Indemnified Party’s right to demand such compensation; provided that the Borrower shall not be required to compensate an Indemnified Party pursuant to the foregoing provisions of this Section 301(t) for any increased costs incurred or reductions (i) suffered more than ninety (90) days prior to the date that such Indemnified Party notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Indemnified Party’s

56 intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the ninety (90) day period referred to above shall be extended to include the period of retroactive effect thereof) or (ii) if such Indemnified Party has not required other similarly situated borrowers or obligors to pay comparable amounts with respect to such increased costs or reductions. (u) Replacement of Lender. In the event (i) any Lender (or the Administrative Agent or any Indemnified Party with respect to any Lender) delivers a certificate requesting compensation pursuant to Section 301(q) or Section 301(t) hereof or a notice pursuant to Section 301(r) or 301(s), (ii) the Borrower is required to pay any additional amount to any Lender (or any Indemnified Party with respect to any Lender) or any Governmental Authority on account of any Lender (or any Indemnified Party with respect to any Lender) pursuant to Section 301(q) or (iii) any Lender does not consent (or fails to respond) to a proposed amendment, modification or waiver to any provision of this Agreement or any other Transaction Document requested by the Borrower (and the Borrower has satisfied all other conditions precedent to such amendment or waiver but for receiving the consent of such Lender), the Borrower may, at its sole expense and effort, upon notice to such Lender, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in this Agreement), all of its interests, rights and obligations under this Agreement and the other Transaction Documents to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (1) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents from the Borrower or the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (2) in the case of any such assignment resulting from a claim for compensation under Section 301(q) or (t), such assignment will result in a reduction in such compensation or payments thereafter; and (3) such assignment does not conflict with Applicable Law. (v) Illegality. If, in any applicable jurisdiction, the Administrative Agent or any Lender determines that the application of Sanctions has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent or any Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund any Loan or (iii) issue, make, maintain, fund or charge interest or fees with respect to any Loan, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Borrower, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Loan shall be suspended, and to the extent required by such Sanctions, cancelled. Upon receipt of such notice, the Borrower shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the next Payment Date for each Loan, or on another applicable date

57 with respect to another Obligation, occurring after the Administrative Agent has notified the Borrower or, in each case, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by Applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality. (w) Indemnity. The Borrower will indemnify each Lender against any loss or expense which such Lender may sustain or incur, including any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain a Loan, due to (a) any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a SOFR Rate Loan, (b) any failure of the Borrower to borrow on a date specified therefor in a Funding Notice, (c) any payment or prepayment of any SOFR Rate Loan on a date other than the last day of the Interest Accrual Period for such SOFR Rate Loan or (d) any assignment of a SOFR Rate Loan on a day other than the last day of the Interest Accrual Period therefor. Section 302 Distribution Account. (a) The Borrower shall establish and maintain so long as any Outstanding Obligation remains unpaid the Distribution Account into which the Borrower shall deposit (or cause to be deposited) all of the following amounts: (i) all amounts representing Net Operating Income (and adjustments thereof) and Sales Proceeds with respect to the Managed Containers received from the Manager pursuant to the terms of the Management Agreement, (ii) all Manager Advances, (iii) all amounts received by the Borrower pursuant to the terms of all Hedge Agreements then in effect, and (iv) other payments specified to be deposited therein pursuant to the terms of this Agreement and the other Transaction Documents. Such Distribution Account shall initially be established and maintained with the Collateral Agent. The Distribution Account shall at all times be an Eligible Account, shall be in the name of the Borrower and shall be pledged to the Collateral Agent pursuant to the terms of this Agreement. The Borrower shall not establish any additional Distribution Accounts without (in each instance) prior written notice to the Collateral Agent. (b) The Borrower shall cause the Manager to deposit into the Distribution Account in accordance with the provisions of Section 5.1 and 5.2 of the Management Agreement amounts representing the Net Operating Income (and adjustments thereof) and Sales Proceeds with respect to the Managed Containers. The Manager shall be permitted to require the Collateral Agent to withdraw from amounts on deposit in the Distribution Account on each Payment Date, or otherwise net out from amounts otherwise required to be deposited by the Manager in the Distribution Account in accordance with the provisions of Section 5.1 and 5.2 of the Management Agreement, the amount of any Management Fees or Management Fee Arrearage that would otherwise be due and payable on the immediately succeeding Payment Date. (c) On or prior to each Determination Date, the Borrower shall cause the Manager, pursuant to Section 4.1.2 of the Management Agreement, to prepare and deliver the Manager Report. On each Payment Date, the Collateral Agent, based on the Manager Report (upon which Manager Report the Collateral Agent shall be entitled to conclusively rely), shall

58 distribute from the Distribution Account an amount equal to the sum of (i) all amounts representing the Net Operating Income of the Eligible Containers received during the related Collection Period, (ii) all Sales Proceeds and other amounts received by the Borrower subsequent to the immediately preceding Payment Date that pursuant to the terms of the Transaction Documents are required to be deposited into the Distribution Account, (iii) all amounts transferred from the Restricted Cash Account in accordance with the provisions of Section 306 hereof; provided that the amounts described in this clause (iii) may be used only to make the payments described in Section 306 hereof, (iv) all amounts transferred from the Revenue Reserve Account in accordance with the provisions of Section 307 hereof, (v) any earnings on Eligible Investments in the Distribution Account and the Restricted Cash Account, (vi) all Manager Advances made by the Manager in accordance with the terms of the Management Agreement subsequent to the immediately preceding Payment Date, and (vii) the net amount received by the Borrower pursuant to any Hedge Agreement then in effect (the sum of the amounts described in clauses (i) through (vii) collectively, the “Available Distribution Amount”), to the following Persons, by wire transfer of immediately available funds, in the order of priority listed below (in the absence of any Manager Report, the Collateral Agent shall distribute the Available Distribution Amount in accordance with written instructions from the Administrative Agent delivered in accordance with the terms of this Agreement (with a copy to the Borrower and each Hedge Counterparty) and shall hold until delivery of the Manager Report (i) any funds otherwise payable due to the Borrower and (ii) any other amounts which the Administrative Agent is unable to ascertain or allocate to a specific payment priority set forth in this Agreement): (I) If no Early Amortization Event or Event of Default shall have occurred and shall then be continuing: (1) To the Collateral Agent, an amount equal to the sum of (A) (x) Collateral Agent Fees and (y) Collateral Agent Indemnified Amounts then due and payable (subject to an aggregate per annum dollar limitation of Forty Thousand Dollars ($40,000)) and (B) any amounts payable to the Collateral Agent in accordance with the provisions of Section 403(e) hereof; (2) To the Director Services Provider in the amount of any unpaid fees owing pursuant to the Director Services Agreement (not to exceed $25,000 per annum) (3) To the Manager, an amount equal to the sum of: (i) the Management Fee then due and payable, (ii) the amount of any Management Fee Arrearage, and (iii) any Excess Deposit then due and payable, but in each case only to the extent not previously withheld by the Manager in accordance with the terms of the Transaction Documents; provided, further, however, that the foregoing amount (determined without regard to this proviso or any comparable proviso in any other section of this Agreement relating to distributions to the Manager) shall only be payable to the Manager up to the amount of any prior or current unpaid Net Manager Compensation, and the remainder thereof shall be payable directly to the Container Service Provider in payment of the CSP Compensation and provided, further, that the aggregate amount payable pursuant to this clause (3) shall in no event

59 exceed the sum of (i) such Management Fee, (ii) such Management Fee Arrearage (if any), and (iii) such Excess Deposit (if any); (4) To the Manager, reimbursement for any Manager Advances; (5) To the Administrative Agent, the Administrative Agent Fees then due and payable; (6) To the Persons entitled thereto: (i) any auditing, accounting and related fees then due and payable which are classified as a Borrower Expense and (ii) any other Borrower Expenses then due and payable, so long as the aggregate amount paid pursuant to this clause (6) in any calendar year would not exceed Fifty Thousand Dollars ($50,000); (7) To each of the following on a pro rata basis: (i) to each Hedge Counterparty, the amount of any scheduled payments (but excluding termination payments) then due and payable pursuant to the terms of any Hedge Agreement then in effect and (ii) to each Lender, an amount equal to its Pro Rata Share of the Interest Payment for such Payment Date (excluding the portion of such Interest Payment in respect of Step-Up Margin); (8) To the Restricted Cash Account, an amount sufficient so that the total amount on deposit therein, is equal to the Restricted Cash Amount for such Payment Date; (9) To each Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including termination payments but excluding (x) any payments made pursuant to clause (7) above and (y) termination payments resulting from an “Event of Default” or a “Termination Event” (other than “Illegality” and “Tax Event”), each as defined in the related Hedge Agreement, where the related Hedge Counterparty is the “Defaulting Party” or sole “Affected Party” (each as defined in the related Hedge Agreement) pursuant to the terms of any Hedge Agreement then in effect; (10) To each Lender, an amount equal to its Pro Rata Share (if any) of the Scheduled Principal Payment Amount then due and payable; (11) To each Lender, an amount equal to its Pro Rata Share (if any) of the Supplemental Principal Payment Amount then due and payable; (12) To each Lender, an amount equal to its Pro Rata Share of the Interest Payment for such Payment Date in respect of Step-Up Margin, after giving effect to the payment made pursuant to clause (7) above; (13) To the Lenders and the Hedge Counterparties, on a pro rata basis, interest payments, Commitment Fees and Default Fees on the Loans not paid

60 pursuant to clause (7) or clause (12) above and any Indemnity Amounts or other amounts then due and payable; (14) To the Collateral Agent, any Collateral Agent Fees and Collateral Agent Indemnified Amounts then due and payable, after giving effect to the payment made pursuant to clause (1) above; (15) To the Director Services Provider in the amount of any unpaid Indemnified Amounts (as defined in the Director Services Agreement) owing pursuant to the Director Services Agreement; (16) To each Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including termination payments resulting from an “Event of Default” or a “Termination Event” (other than “Illegality” and “Tax Event”), each as defined in the related Hedge Agreement where the related Hedge Counterparty is the “Defaulting Party” or sole “Affected Party” (each as defined in the related Hedge Agreement), but excluding any payments made pursuant to clause (7) or (9) above) pursuant to the terms of any Hedge Agreement then in effect; (17) [Reserved]; (18) To each of the following on a pro rata basis: (i) to the Borrower, the amount of any indemnity payments payable to the officers, directors and/or managers of the Borrower required to be made by the Borrower, and (ii) to the Manager, the amount of any indemnity payments required to be made by the Borrower to the Manager in accordance with the terms of the Management Agreement; and (19) To the Borrower, any remaining Available Distribution Amount which may be used by the Borrower for any purpose, including, without limitation, general corporate purposes, the distribution of dividends, repayment of debt, paying fees and expenses or any other purpose in the sole discretion of the Borrower. (II) If an Early Amortization Event shall have occurred and then be continuing, but no Event of Default shall then be continuing (or an Event of Default has occurred but the Loans have not been accelerated in accordance with Section 802 hereof, unless the declaration of such acceleration and its consequences have been rescinded or annulled): (1) To the Collateral Agent, an amount equal to the sum of (A) (x) Collateral Agent Fees and (y) Collateral Agent Indemnified Amounts then due and payable (subject to an aggregate per annum dollar limitation of Forty Thousand Dollars ($40,000)) and (B) any amounts payable to the Collateral Agent in accordance with the provisions of Section 403(e) hereof;

61 (2) To the Director Services Provider in the amount of any unpaid fees owing pursuant to the Director Services Agreement (not to exceed $25,000 per annum) (3) To the Manager, an amount equal to the sum of: (i) the Management Fee then due and payable, (ii) the amount of any Management Fee Arrearage, and (iii) any Excess Deposit then due and payable, but in each case only to the extent not previously withheld by the Manager in accordance with the terms of the Transaction Documents, provided, further, however, that the foregoing amount (determined without regard to this proviso or any comparable proviso in any other section of this Agreement relating to distributions to the Manager) shall only be payable to the Manager up to the amount of any prior or current unpaid Net Manager Compensation, and the remainder thereof shall be payable directly to the Container Service Provider in payment of the CSP Compensation; provided, further, that the aggregate amount payable pursuant to this clause (3) shall in no event exceed the sum of (i) such Management Fee, (ii) such Management Fee Arrearage (if any), and (iii) such Excess Deposit (if any); (4) To the Manager, reimbursement for any Manager Advances; (5) To the Administrative Agent, the Administrative Agent Fees then due and payable; (6) To the Persons entitled thereto: (i) any auditing, accounting and related fees then due and payable which are classified as a Borrower Expense and (ii) any other Borrower Expenses then due and payable, so long as the aggregate amount paid pursuant to this clause (6) in any calendar year would not exceed Fifty Thousand Dollars ($50,000); (7) To each of the following on a pro rata basis: (i) to each Hedge Counterparty, the amount of any scheduled payments (but excluding termination payments) then due and payable pursuant to the terms of any Hedge Agreement then in effect and (ii) to each Lender, an amount equal to its Pro Rata Share of the Interest Payment for such Payment Date (excluding the portion of such Interest Payment in respect of Step-Up Margin); (8) To the Restricted Cash Account, an amount sufficient so that the total amount on deposit therein, is equal to the Restricted Cash Amount for such Payment Date; (9) To each of the following on a pro rata basis: (i) to each Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including termination payments but excluding (x) any payments made pursuant to clause (7) above and (y) termination payments resulting from an “Event of Default” or a “Termination Event” (other than “Illegality” and “Tax Event”) (each as defined in the related Hedge Agreement where the

62 related Hedge Counterparty is the “Defaulting Party” or sole “Affected Party” (each as defined in the related Hedge Agreement)) pursuant to the terms of any Hedge Agreement then in effect, and (ii) to each Lender, to pay the unpaid principal balance of its Loan(s) until the Aggregate Loan Principal Balance is reduced to zero; (10) To each Lender, an amount equal to its Pro Rata Share of the Interest Payment for such Payment Date in respect of Step-Up Margin, after giving effect to the payment made pursuant to clause (7) above; (11) To the Lenders and the Hedge Counterparties, on a pro rata basis, interest payments on the Loans, Commitment Fees and Default Fees not paid pursuant to clause (7) or clause (10) above and any Indemnity Amounts or other amounts then due and payable; (12) [Reserved]; (13) To the Collateral Agent, any Collateral Agent Fees and Collateral Agent Indemnified Amounts then due and payable, after giving effect to the payment made pursuant to clause (1) above; (14) To the Director Services Provider in the amount of any unpaid Indemnified Amounts (as defined in the Director Services Agreement) owing pursuant to the Director Services Agreement; (15) To each Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including termination payments resulting from an “Event of Default” or a “Termination Event” (other than “Illegality” and “Tax Event”), each as defined in the related Hedge Agreement, where the related Hedge Counterparty is the “Defaulting Party” or sole “Affected Party” (each as defined in the related Hedge Agreement), but excluding any payments made pursuant to clause (7) or (9) above) pursuant to the terms of any Hedge Agreement then in effect; (16) To each of the following on a pro rata basis: (i) to the Borrower, the amount of any indemnity payments payable to the officers, directors and/or managers of the Borrower required to be made by the Borrower, and (ii) to the Manager, the amount of any indemnity payments required to be made by the Borrower to the Manager in accordance with the terms of the Management Agreement; and (17) To the Borrower, any remaining Available Distribution Amount which may be used by the Borrower for any purpose, including, without limitation, general corporate purposes, the distribution of dividends, repayment of debt, paying fees and expenses or any other purpose in the sole discretion of the Borrower.

63 (d) The Borrower shall have the right, but not the obligation, to make (or to direct the Collateral Agent to make) principal payments on the Loans and payments of other Outstanding Obligations from some or all of (i) amounts that are payable or have been paid to the Borrower pursuant to this Section 302 and (ii) other funds held by the Borrower. Section 303 Investment of Monies Held in the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account; Control over Eligible Investments. (a) The Collateral Agent shall invest any cash deposited in the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account in such Eligible Investments as the Borrower or the Manager, on behalf of the Borrower, shall direct in writing or by telephone and subsequently confirm in writing. Each Eligible Investment (including reinvestment of the income and proceeds of Eligible Investments) shall be held to its maturity and shall mature or shall be payable on demand not later than the Business Day immediately preceding the next succeeding Payment Date. If the Collateral Agent has not received written instructions from the Borrower or the Manager by 2:30 p.m. (New York time) on the day such funds are received as to the investment of funds then on deposit in any of the aforementioned accounts, the funds shall remain uninvested. Eligible Investments shall be made in the name of the Securities Intermediary, and subject to the terms of the Control Agreements. Any earnings on Eligible Investments in the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account shall be retained in each such account and be distributed in accordance with the terms of this Agreement. The Collateral Agent shall not be liable or responsible for losses on any investments made by it pursuant to this Section 303. The Borrower and the Manager acknowledge that upon its written request and at no additional cost, it has the right to receive notification after the completion of each purchase and sale of permitted investments or the Collateral Agent’s receipt of a broker’s confirmation. The Borrower and the Manager agree that such notifications shall not be provided by the Collateral Agent hereunder except in accordance with the immediately preceding sentence, and the Collateral Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement need be made available for any fund/account if no activity has occurred in such fund/account during such period. To the extent the Collateral Agent receives conflicting instructions from the Borrower or the Manager on behalf of the Borrower, the Collateral Agent shall take direction from the Borrower. (b) On or prior to the Closing Date, each of the Borrower and the Securities Intermediary shall enter into control agreements (each a “Control Agreement”, collectively, the “Control Agreements”) substantially in the form of Exhibit B hereto for each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account. At all times on and after the Closing Date, each such account shall be the subject of a Control Agreement. (c) The Collateral Agent, acting in accordance with the terms of this Agreement, shall be entitled to deliver an Entitlement Order to the Securities Intermediary at which such accounts are maintained at any time; provided, however, that the Collateral Agent agrees not to invoke its right to provide an Entitlement Order from the Restricted Cash Account in accordance with Section 306 unless an Event of Default has occurred and is continuing. Such Control Agreements shall provide that upon receipt of the Entitlement Order in accordance with

64 the provisions of this Agreement, the Collateral Agent shall comply with such Entitlement Order without further consent by the Borrower or any other Person. (d) Each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account shall be established with the Collateral Agent and, so long as any Outstanding Obligation remains unpaid, shall be maintained with the Collateral Agent so long as (A) the short-term unsecured debt obligations of the financial institution fulfilling the role of the Collateral Agent are rated not less than the Required Deposit Rating, or (B) each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account are maintained with the Collateral Agent. (e) Each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account shall be governed by the laws of the State of New York, regardless of any provision in any other agreement. Each Control Agreement shall provide for purposes of the UCC, that New York shall be deemed to be the Securities Intermediary’s jurisdiction and each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account (as well as the Securities Entitlements related thereto) shall be governed by the laws of the State of New York. (f) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to each of the Distribution Account, the Revenue Reserve Account, the Restricted Cash Account, or any Financial Assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders of such other Person and the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Borrower, the Seller, the Manager or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 303(c) hereof. (g) Except for the claims and interest of the Collateral Agent and of the Borrower hereunder in each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account, to the best of its knowledge without independent investigation, the Securities Intermediary knows of no claim to, or interest in, any of the Distribution Account, the Revenue Reserve Account, the Restricted Cash Account, or in any Financial Asset credited thereto. If any other Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any of the Distribution Account, the Revenue Reserve Account, the Restricted Cash Account, or in any Financial Asset credited thereto, the Securities Intermediary will promptly notify the Collateral Agent, the Manager, each Hedge Counterparty and the Borrower thereof. (h) The Collateral Agent shall possess a perfected security interest in all right, title and interest in and to all funds on deposit from time to time in each of the Distribution Account, the Revenue Reserve Account, the Restricted Cash Account, and in all Proceeds thereof. Each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account shall be in the name of the Borrower subject to a securities account control agreement providing that such account shall be under the sole dominion and control of the Collateral Agent (subject to the terms and conditions thereof), for the benefit of the Secured Parties. The Collateral Agent shall make withdrawals and payments from each of the Distribution Account, the Revenue

65 Reserve Account and the Restricted Cash Account and apply such amounts in accordance with the provisions of the Manager Report and, in the absence of any Manager Report, in accordance with written instructions from the Administrative Agent. (i) The Borrower and the Manager, on behalf of the Borrower, shall not direct the Collateral Agent to make any investment of any funds or to sell any investment held in any of the Distribution Account, the Revenue Reserve Account or the Restricted Cash Account unless the security interest of the Collateral Agent in such account and any funds or investments held therein shall continue to be perfected without any further action by any Person. (j) Wilmington Trust, National Association (including in its capacity as Securities Intermediary) hereby agrees that any security interest it may have in the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account or any Security Entitlement credited thereto shall be subordinate to the security interest created by this Agreement. The Financial Assets and other items deposited to the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account will not be subject to deduction, set- off, banker’s lien, or any other right in favor of any Person except as created pursuant to this Agreement. For the sake of clarity, the fees and expenses of the Collateral Agent shall be payable solely pursuant to Section 302 or 806 of this Agreement and will not be subject to deduction, set-off, bankers lien or other right of the Collateral Agent. Section 304 Reports to Lender. The Collateral Agent shall promptly upon the receipt thereof, make available to each Lender, the Administrative Agent, and each Hedge Counterparty, a copy of all reports, financial statements and notices received by the Collateral Agent pursuant to the Contribution and Sale Agreement, this Agreement, the Management Agreement and the Intercreditor Collateral Agreement, by posting copies thereof on such password-protected website as shall be specified by the Collateral Agent from time to time in writing to each Lender, the Administrative Agent and each Hedge Counterparty; provided, however, the Collateral Agent shall have no obligation to provide such information described in this Section 304 until it has received the requisite information from the applicable party. The Collateral Agent will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In connection with providing access to the Collateral Agent’s website, the Collateral Agent may require registration and the acceptance of a disclaimer. The Collateral Agent shall not be liable for the dissemination of information in accordance with the terms of this Agreement. Section 305 Records. The Collateral Agent shall cause to be kept and maintained customary records pertaining to the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account and all receipts and disbursements therefrom. The Collateral Agent shall deliver monthly an accounting thereof in the form of a trust statement to the Borrower, the Seller, the Administrative Agent and the Manager, and each Hedge Counterparty. Section 306 Restricted Cash Account. (a) The Borrower has established, and shall maintain so long as any Outstanding Obligation remains unpaid, an Eligible Account in the name of the Borrower with the Collateral Agent which shall be designated as the Restricted Cash Account, which account

66 shall be held by the Collateral Agent for the benefit of the Secured Parties pursuant to the terms of this Agreement. On the Closing Date, the Borrower will ensure that the amount on deposit in the Restricted Cash Account is at least equal to the initial Restricted Cash Amount. Thereafter funds will be deposited in the Restricted Cash Account in accordance with Section 302 hereof or from other funds otherwise available to the Borrower. The Restricted Cash Account shall only be relocated to another financial institution in accordance with the express provisions of Section 303(d) hereof. Any and all monies on deposit in the Restricted Cash Account shall be invested in Eligible Investments in accordance with this Agreement and shall be distributed in accordance with this Section 306. (b) On each Determination Date, the Collateral Agent shall, in accordance with the Manager Report (or, in the absence of any Manager Report, in accordance with written instructions from the Administrative Agent delivered in accordance with the terms of this Agreement), withdraw from the Restricted Cash Account on or prior to such Determination Date an amount equal to the Deficiency Amount. Amounts withdrawn from the Restricted Cash Account pursuant to the provisions of this Section 306(b) may only be used to pay amounts specified in the definition of “Permitted Payment Date Withdrawals”. (c) On each Payment Date, the Collateral Agent shall, in accordance with the Manager Report (or, in the absence of any Manager Report, in accordance with written instructions from the Administrative Agent delivered in accordance with the terms of this Agreement), deposit in the Distribution Account for distribution in accordance with the terms of this Agreement the excess, if any, of (A) the amounts then on deposit in the Restricted Cash Account (after giving effect to any withdrawals therefrom on such Payment Date) over (B) an amount equal to the Restricted Cash Amount for such Payment Date. On the Final Maturity Date, any remaining funds in the Restricted Cash Account shall be deposited in the Distribution Account and distributed in accordance with Section 302 of this Agreement. Section 307 Revenue Reserve Account. (a) The Borrower has established, and shall maintain so long as any Outstanding Obligation remains unpaid, an Eligible Account in the name of the Borrower with the Collateral Agent which shall be designated as the Revenue Reserve Account, which account shall be held by the Collateral Agent for the benefit of the Secured Parties pursuant to the terms of this Agreement. Any and all monies on deposit in the Revenue Reserve Account shall be invested in Eligible Investments in accordance with this Agreement and shall be distributed in accordance with this Section 307. (b) On the Closing Date, the Borrower shall, in respect of Containers acquired by the Borrower without associated accrued rentals, deposit into the Revenue Reserve Account cash in an amount equal to the Borrower’s estimate of the revenue to be accrued on the acquired Containers during the three immediately succeeding months. The Borrower shall have the right, but not the obligation, to make deposits into the Revenue Reserve Account on any other Transfer Date on which Containers are acquired by the Borrower without accrued rentals. On each of the first three Determination Dates following each such deposit, the Collateral Agent will, in accordance with the Manager Report (or, in the absence of any Manager Report, in accordance with written instructions from the Majority Lenders), withdraw from the Revenue Reserve

67 Account and deposit in the Distribution Account funds in an amount equal to one third of the amount of the corresponding deposit into the Revenue Reserve Account. Section 308 No Claim. Indemnities payable to the Collateral Agent, the Manager, the Independent Director Provider and the Administrative Agent shall be non-recourse to the Borrower and shall not constitute a claim (as defined in Section 101(5) of the Bankruptcy Code) against the Borrower or the Collateral in the event such amounts are not paid in accordance with Section 302 or 806 of this Agreement. Section 309 Compliance with Withholding Requirements. Notwithstanding any other provision of this Agreement, the Borrower and Collateral Agent shall comply with all United States federal income tax withholding requirements (without any corresponding gross-up) with respect to payments to Lenders of interest or other amounts that the Borrower or the Collateral Agent reasonably believes are subject to withholding under the Code or other Applicable Law. The consent of Lender shall not be required for any such withholding. ARTICLE IV COLLATERAL Section 401 Collateral. (a) The Loans and all other Outstanding Obligations shall be obligations of the Borrower as provided in Article II hereof. The Collateral Agent, on behalf of the Secured Parties, shall also have the benefit of, and the Outstanding Obligations shall be secured by and be payable from, the Borrower’s right, title and interest in the Collateral. The income, payments and proceeds of such Collateral shall be allocated to each such Person strictly in accordance with the applicable payment priorities set forth in Section 302 or Section 806 hereof. (b) Notwithstanding anything contained in this Agreement to the contrary, the Borrower expressly agrees that it (or the Manager on its behalf) shall remain liable under each of its Contracts and Leases to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or Lease, as the case may be. (c) The Collateral Agent hereby acknowledges the appointment by the Borrower of the Manager to service and administer the Managed Containers, the Leases of such Managed Containers (to the extent related to the Managed Containers) and certain other items of the Collateral, each in accordance with the provisions of the Management Agreement and the Intercreditor Collateral Agreement. So long as the Management Agreement shall not have been terminated in accordance with its terms, the Collateral Agent hereby agrees to provide the Manager with such documentation, and to take all such actions with respect to the Collateral as the Manager may reasonably request in accordance with the express provisions of the Management Agreement and the Intercreditor Collateral Agreement; provided, however, that the Collateral Agent shall be entitled to receive from the Manager reasonable compensation and cost reimbursement for any such action. Until such time as a Managed Container has become a

68 Terminated Managed Container following a Manager Default, the Manager, on behalf of the Borrower, shall continue to collect all Accounts and payments on the Leases of those Managed Containers that have not become a Terminated Managed Container in accordance with the provisions of the Management Agreement and the Intercreditor Collateral Agreement and deposit such amounts into a Collection Account in accordance with the provisions of the Management Agreement and the Intercreditor Collateral Agreement. Any Proceeds received directly by the Borrower in payment of any Account or Leases with respect to, or in payment for or in respect of, any of the Managed Containers or on account of any of the Contracts to which the Borrower is a party shall be promptly deposited by the Borrower in precisely the form received (with all necessary endorsements) in the Collection Account in accordance with the provisions of the Management Agreement and the Intercreditor Collateral Agreement, and until so deposited shall be deemed to be held in trust by the Borrower for the Collateral Agent and shall continue to be collateral security for all of the obligations secured by this Agreement and shall not constitute payment thereof until applied as hereinafter provided. If (i) an Event of Default has occurred, (ii) any Sale of the Collateral pursuant to Section 815 hereof shall have occurred or (iii) a Manager Default has occurred, the Borrower shall at the request of the Collateral Agent, acting with the consent of or at the direction of the Majority Lenders, to the extent practicable, deliver to the Collateral Agent (or such other Person as the Collateral Agent may direct) originals (or, to the extent originals cannot be delivered, copies) of all Leases and other documents evidencing, and relating to, the sale, lease and delivery of such Managed Containers and the Borrower shall, to the extent practicable, deliver originals (or, to the extent originals cannot be delivered, copies) of all other documents evidencing and relating to, the performance of any labor, maintenance, remarketing or other service which created any Accounts, including, without limitation, all original orders, invoices and shipping receipts. Section 402 Reserved Section 403 Collateral Agent’s Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Collateral Agent, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement; provided, however, that the Collateral Agent has no obligation or duty to take such action or to determine whether to perfect, file, record or maintain any perfected, filed or recorded document or instrument (all of which the Borrower shall prepare, deliver and instruct the Collateral Agent to execute, if applicable) in connection with the grant or security interest in the Collateral hereunder. (b) The Collateral Agent shall not exercise the power of attorney or any rights granted to the Collateral Agent pursuant to this Section 403 unless an Event of Default shall have occurred and then be continuing. The Borrower hereby ratifies, to the extent permitted by law, all actions that said attorney shall lawfully do, or cause to be done, by virtue hereof. The power of attorney granted pursuant to this Section 403 is a power coupled with an interest and shall be irrevocable until the Loans have been paid in full.

69 (c) The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon it to exercise any such powers except as set forth herein. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to the Borrower for any act or failure to act, except for its own negligence or willful misconduct. (d) The Borrower also authorizes (but does not obligate) the Collateral Agent to (i) so long as a Manager Default is continuing and a Manager Termination Notice has been delivered in accordance with the terms of the Management Agreement, communicate in its own name, or to direct any other Person, including the Manager or a replacement Manager, to communicate with any party to any Contract or Lease relating to a Managed Container that has become a Terminated Managed Container and (ii) so long as an Event of Default is continuing, and a Manager Termination Notice has been delivered in accordance with the terms of the Management Agreement, execute in connection with the sale of Collateral provided for in Article VIII hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral. (e) If the Borrower fails to perform or comply with any of its agreements contained herein and a Responsible Officer of the Collateral Agent shall receive notice of such failure, the Collateral Agent, with the consent of the Majority Lenders, shall cause performance or compliance, or acting at the direction of the Majority Lenders shall perform or comply, with such agreement; provided, however, that the Collateral Agent shall have no obligation to so perform or comply if it has reasonable grounds to believe that payment of its expenses and interest thereon (as set forth in the following sentence) is not reasonably assured. The reasonable and documented expenses, including reasonable and documented attorneys’ fees and expenses, of the Collateral Agent incurred in connection with such performance or compliance, shall be payable by the Borrower to the Collateral Agent on demand and shall constitute additional Outstanding Obligations secured hereby and shall be paid in accordance with the provisions of Section 302 or Section 806 hereof. Section 404 Release of Security Interest. Any Managed Container and any Related Assets sold, transferred or otherwise disposed of by the Borrower in accordance with Section 606(a) of this Agreement shall be deemed to be automatically released from the lien and security interest of this Agreement without any action being taken by the Collateral Agent upon receipt by the Borrower of the related price for such Managed Container. In connection with any such release, the Collateral Agent shall provide any documents and instruments (including, but not limited to, UCC termination filings) as the Borrower or the Manager may reasonably request to evidence the termination and release from the Lien of this Agreement of such Managed Container and the Related Assets. In providing such evidence, the Collateral Agent may conclusively and exclusively rely on a written direction of the Manager identifying each Managed Container or other items released from the Lien of this Agreement in accordance with the provisions of this Section 404 accompanied by an Asset Base Certificate and the form of evidence requested, properly completed and execution ready. In addition, if an Early Amortization Event is then continuing, in connection with such release, the

70 Manager shall provide the Collateral Agent (with a copy to the Administrative Agent) a certificate stating that such release is in compliance with Sections 404 and 606(a) hereof. Section 405 Administration of Collateral. (a) The Collateral Agent shall as promptly as practicable notify the Lenders, each Hedge Counterparty and the Administrative Agent of any Manager Default of which a Responsible Officer has actual knowledge. The Collateral Agent, at the written direction of the Majority Lenders, shall deliver to the Manager (with a copy to the Administrative Agent and each Hedge Counterparty) a Manager Termination Notice terminating the Manager of its responsibilities in accordance with the terms of the Management Agreement. In accordance with the terms of this Agreement, the Administrative Agent (acting at the direction of the Majority Lenders) shall seek to appoint a replacement Manager acceptable to the Majority Lenders with respect to the Terminated Managed Containers as such terminations occur. If the Administrative Agent is unable to locate and qualify a replacement Manager acceptable to the Majority Lenders within sixty (60) days after the date of delivery of the Manager Termination Notice, then the Collateral Agent may (and shall, upon the direction of the Majority Lenders) appoint, or petition a court of competent jurisdiction to appoint, a company acceptable to the Majority Lenders, having a net worth of not less than $5,000,000 and whose regular business includes equipment leasing or servicing, as the successor to the Manager of all or any part of the responsibilities, duties or liabilities of the Manager under the Management Agreement and the other Transaction Documents to which it is a party. In no event shall either the Collateral Agent or the Administrative Agent be required to act as Manager. The Manager shall continue to fulfill its duties and responsibilities as Manager with respect to those Managed Containers that are not Terminated Managed Containers in accordance with the terms of the Management Agreement and the Intercreditor Collateral Agreement. The replaced Manager shall not be entitled to receive any compensation for any period after the effective date of such replacement, but shall be entitled to receive compensation for services rendered through the effective date of such replacement except to the extent that it is unable to fulfill such duties pending the appointment of a replacement Manager. If the Manager is unable to fulfill such duties pending the appointment of a replacement Manager, the Administrative Agent shall take such actions, which it is reasonably capable of performing and as the Majority Lenders shall direct to aid in the transition of the Manager; provided, however, that no provisions of this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights, powers or duties, if the Administrative Agent shall have reasonable grounds for believing that timely repayment in full of such funds or adequate security or indemnity against such risk or liability is not reasonably assured after taking into account the reimbursement provisions set forth in Section 302 or Section 806, as applicable. All reimbursements to the Administrative Agent shall (unless the Majority Lenders have otherwise agreed in writing to indemnify the Administrative Agent) be payable on the immediately succeeding Payment Date pursuant to the provisions of Section 302 or Section 806, as applicable, hereof. Each Lender, the Collateral Agent, and each Hedge Counterparty shall, by accepting the benefits of this Agreement, be deemed to have agreed that the duties of the Administrative Agent are not to be construed as those of a replacement Manager. In connection with the appointment of a replacement Manager, the Collateral Agent or Administrative Agent may, with the written consent of the Majority Lenders, make such arrangements for the compensation of such replacement Manager out of Collections as the

71 Collateral Agent and the Majority Lenders and such replacement Manager shall agree; provided, however, that no such revised compensation shall be in excess of the Management Fees permitted the Manager under the Management Agreement and the arrangement for reimbursement of expenses shall be no more favorable than that set forth in the Management Agreement unless the Majority Lenders shall approve such higher amounts; provided, further, that in no event shall any of the Collateral Agent, any Hedge Counterparty or the Administrative Agent be liable to any replacement Manager for the Management Fees or any additional amounts (including expenses and indemnifications) payable to such replacement Manager, either pursuant to the Management Agreement or otherwise. The Collateral Agent and such successor shall take such action, consistent with the Management Agreement, as shall be necessary to effectuate any such succession including exercising the power of attorney granted by the Manager pursuant to Section 9.4 of the Management Agreement. (b) If a Manager Termination Notice has been delivered in accordance with the terms of the Management Agreement, the Collateral Agent may and shall, if directed in writing by the Majority Lenders, after first notifying the Borrower of its intention to do so, notify Account Debtors of the Borrower (and the Borrower hereby agrees to provide the Collateral Agent all commercially reasonable information to identify and locate such Account Debtors), parties to the Contracts of the Borrower, obligors in respect of Instruments of the Borrower and obligors in respect of Chattel Paper of the Borrower that the Accounts and the right, title and interest of the Borrower in and under such Contracts, Instruments, and Chattel Paper (to the extent related to the Managed Containers) have been pledged to Collateral Agent and that payments shall be made directly to the Collateral Agent or the Distribution Account. Upon the request of the Majority Lenders, the Borrower shall, or shall direct Manager to, so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. (c) Upon a Responsible Officer of the Collateral Agent obtaining actual knowledge or the actual receipt of written notice that any repurchase obligations of the Seller under Section 3.03 of the Contribution and Sale Agreement have arisen, the Collateral Agent shall notify each Hedge Counterparty and the Administrative Agent of such event and shall enforce such repurchase obligations at the written direction of the Majority Lenders. (d) Neither the Collateral Agent nor the Administrative Agent shall have any obligation to take any of the actions specified in Section 405(a), Section 405(b) or Section 405(c) unless the Collateral Agent and/or the Administrative Agent (as applicable) shall have security or indemnity reasonably satisfactory to it against the costs and expenses which may be incurred by the Collateral Agent and/or the Administrative Agent (as applicable) in taking such actions. Section 406 Quiet Enjoyment. The security interest hereby granted by the Borrower to the Collateral Agent, on behalf of the Secured Parties, is subject to the right of any lessee to the quiet enjoyment of the related Managed Container so long as such lessee is not in default under the Lease therefor. Section 407 Rights of Lenders. The Lenders shall have the right to receive, to the extent necessary to make the required payments with respect to the Loans at the times and in the amounts

72 specified herein, funds on deposit in the Distribution Account (subject to the priorities set forth in Sections 302 and 806 hereof), the Revenue Reserve Account and the Restricted Cash Account. ARTICLE V REPRESENTATIONS AND WARRANTIES Section 501 Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Collateral Agent as of the Closing Date and each Funding Date that: (a) Existence. The Borrower is a limited liability company duly organized, validly existing and in compliance under the laws of Delaware. The Borrower is in good standing and is duly qualified to do business in each jurisdiction where the failure to do so would reasonably be expected to have a material adverse effect upon the Borrower, and has all licenses, permits, charters and registrations the failure to hold which would reasonably be expected to have a material adverse effect on the Borrower. (b) Authorization. The Borrower has the power and is duly authorized to execute and deliver this Agreement and the other Transaction Documents to which it is a party; the Borrower is and will continue to be duly authorized to borrow monies under this Agreement and the other Transaction Documents; and the Borrower is and will continue to be authorized to perform its obligations under this Agreement and the other Transaction Documents. The execution, delivery and performance by the Borrower of this Agreement and the other Transaction Documents to which it is a party and the Loans hereunder does not and will not require any consent or approval of any Governmental Authority, stockholder or any other Person which has not already been obtained. (c) No Conflict; Legal Compliance. The execution, delivery and performance of this Agreement and each of the other Transaction Documents will not: (a) contravene any provision of Borrower’s limited liability company agreement or other organizational documents; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority; or (c) violate or result in the breach of, or constitute a default under this Agreement, the other Transaction Documents, any indenture or other loan or credit agreement, or other agreement or instrument to which the Borrower is a party or by which Borrower, or its property and assets may be bound or affected. The Borrower is not in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party, in each case, in a manner that would reasonably be expected to result in a Material Adverse Change. (d) Validity and Binding Effect. This Agreement is, and each other Transaction Document to which the Borrower is a party, when duly executed and delivered, will be, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy,

73 insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies. (e) Material Adverse Change. Since its date of formation, there has been no Material Adverse Change in the financial condition of the Borrower. (f) Registered Organization. The legal name of the Borrower as reflected on its certificate of formation is “TIF Funding LLC”. The Borrower is a registered organization that is organized under the laws of the State of Delaware and has not been previously and is not now organized under the laws of any other jurisdiction. (g) No Agreement or Contracts. The Borrower is not now and has not been a party to any contract or agreement (whether written or oral) other than the Transaction Documents. (h) Consents and Approvals. No approval, authorization or consent of any trustee or holder of any Indebtedness or obligation of the Borrower or of any other Person under any agreement, contract, lease or license or similar document or instrument to which the Borrower is a party or by which Borrower is bound, is required to be obtained by the Borrower in order to make or consummate the transactions contemplated under the Transaction Documents, except for those approvals, authorizations and consents that have been obtained on or prior to the Closing Date or which the failure to obtain would not reasonably be expected to result in a Material Adverse Change. All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Transaction Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect other than any such consents, approvals, filings or registrations the failure to so obtain or make would not reasonably be expected to result in a Material Adverse Change. (i) Margin Regulations. The Borrower does not own any “margin security”, as that term is defined in Regulation U of the Federal Reserve Board, and the proceeds of the Loans funded hereunder will be used only for the purposes contemplated hereunder. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause the Loans under this Agreement to be considered a “purpose credit” within the meaning of Regulations T, U and X. The Borrower will not take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered by the Borrower pursuant hereto to violate any regulation of the Federal Reserve Board. (j) Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by the Borrower have been filed with the appropriate Governmental Authorities, and all Taxes, Other Taxes and other impositions shown thereon to be due and payable by the Borrower have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or the Borrower is contesting its liability therefor in

74 good faith and has fully reserved all such amounts according to GAAP in the financial statements provided pursuant to Section 625 of this Agreement. The Borrower has paid when due and payable all charges upon the books of the Borrower and no Governmental Authority has asserted any Lien against the Borrower with respect to unpaid Taxes or Other Taxes. Proper and accurate amounts have been withheld by the Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. (k) Investment Company Act of 1940. The Borrower is not, and is not controlled by, an “investment company” registered, or required to be registered, under the Investment Company Act. The Borrower will be relying on an exemption or exclusion from the definition of “investment company” under the Investment Company Act contained in Section 3(a)(1), although there may be additional exemptions or exclusions available to the Borrower. The Borrower is not relying on the exemptions set forth in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act. The Borrower is structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act. (l) Solvency and Separateness. (i) The capital of the Borrower is adequate for the business and undertakings of the Borrower. (ii) Other than with respect to the transactions contemplated by the Transaction Documents, the Borrower is not engaged in any business transactions with the Manager except as permitted by the Management Agreement or with the Seller except as permitted by the Contribution and Sale Agreement. (iii) At all times, at least one (1) member of the board of directors of the Borrower shall qualify as an Independent Manager (as defined in the Borrower’s limited liability company agreement). (iv) The Borrower’s funds and assets are not, and will not be, commingled with those of the Manager, except as permitted by the Management Agreement. (v) The Borrower shall maintain (A) correct and complete books and records of account, and (B) minutes of the meetings and other proceedings of its board of managers. (vi) The Borrower is not insolvent under the Insolvency Law and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and after giving effect to such transactions, the Borrower will not be left with an unreasonably small amount of capital with which to engage in its business nor will the Borrower have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Borrower does not contemplate the commencement of insolvency, bankruptcy, liquidation or

75 consolidation proceedings or the appointment of a receiver, liquidator, trustee or similar official in respect of the Borrower or any of its assets. (m) No Event of Default or Early Amortization Event. No Event of Default or Early Amortization Event has occurred and is continuing hereunder. No event or condition that with notice or the passage of time (or both) could reasonably be expected to constitute an Event of Default or Early Amortization Event has occurred or is continuing. (n) Litigation and Contingent Liabilities. No claims, litigation, arbitration proceedings or governmental proceedings by any Governmental Authority are pending or threatened against or are affecting Borrower the results of which will materially and adversely interfere with the consummation of any of the transactions contemplated by this Agreement or any document issued or delivered in connection therewith or herewith. (o) Title; Liens. The Borrower has good, legal and marketable title to each of its respective assets, and none of such assets is subject to any Lien, except for Permitted Encumbrances and the Liens created or permitted pursuant to this Agreement. (p) Subsidiaries. The Borrower has no Subsidiaries. (q) No Partnership. The Borrower is not a partner or joint venturer in any partnership or joint venture. (r) Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement, no steps have been taken to terminate any Plan, and no contribution failure has occurred with respect to any Plan, sufficient to give rise to a lien under section 303(k) of ERISA. No condition exists or event or transaction has occurred with respect to any Plan which could result in the Borrower or any ERISA Affiliate of the Borrower incurring any material liability, fine or penalty. As of the Closing Date, the Borrower is not a Benefit Plan Investor. (s) Ownership of the Borrower. All of the issued and outstanding membership interests of the Borrower are owned by Triton International Finance LLC. (t) Security Interest Representations. (i) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Borrower. (ii) The Containers constitute “goods” within the meaning of the applicable UCC. The Leases constitute “tangible chattel paper” within the meaning of the UCC. The lease receivables constitute “accounts” or “proceeds” of the Leases with the meaning of the UCC. The Distribution Account, the Revenue Reserve Account and the Restricted Cash Account constitute “securities accounts” within the meaning of the UCC. The Borrower’s contractual rights under any

76 Hedge Agreements, the Contribution and Sale Agreement and the Management Agreement constitute “general intangibles” within the meaning of the UCC. (iii) The Borrower owns and has good and marketable title to the Collateral, free and clear of any Lien (whether senior, junior or pari passu), claim or encumbrance of any Person, except for Permitted Encumbrances. (iv) The Borrower has caused or shall on the Closing Date cause the filing of all appropriate financing statements or documents of similar import in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral granted to the Collateral Agent in this Agreement. (v) Other than the security interest granted to the Collateral Agent pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral, except as permitted pursuant to this Agreement. The Borrower has not authorized the filing of, and is not aware of, any financing statements against the Borrower that include a description of collateral covering the Collateral other than any financing statement or document of similar import (i) relating to the security interest granted to the Collateral Agent in this Agreement or (ii) that has been terminated. The Borrower has no actual knowledge of any judgment or tax lien filings against the Borrower. (vi) Pursuant to Section 3.3.5 of the Management Agreement, the Manager has acknowledged that it is holding the Leases, to the extent they relate to the Managed Containers on behalf of, and for the benefit of, the Collateral Agent, for the benefit of the Secured Parties. The Seller has caused or shall on the Closing Date cause the filing of all appropriate financing statements or documents of similar import in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the ownership interest of the Borrower (and the Collateral Agent as its assignee) in the Leases (to the extent that such Leases relate to the Managed Containers) arising under the Contribution and Sale Agreement. (vii) The Borrower has received all necessary consents and approvals required by the terms of the Collateral to the pledge to the Collateral Agent of its interest and rights in such Collateral hereunder or under this Agreement. (viii) Wilmington Trust, National Association (in its capacity as Securities Intermediary) has identified in its records the Collateral Agent as the Person having a Security Entitlement in each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account. (ix) Each of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account is not in the name of any Person other than the Borrower. The Borrower has not consented for Wilmington Trust, National Association (as the securities intermediary of the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account) to comply with

77 Entitlement Orders with respect to such account of any Person other than the Collateral Agent. (x) No creditor of the Borrower (other than (x) with respect to the Managed Containers, the related lessee and (y) the Manager in its capacity as Manager under the Management Agreement) has in its possession any goods that constitute or evidence the Collateral, other than for purposes of repair, refurbishment, painting, positioning, storage and other similar matters with respect to Managed Containers. The representations and warranties set forth in this clause (t) shall survive until this Agreement is terminated in accordance with its terms hereof. Any breaches of the representations and warranties set forth in this clause (t) may be waived by the Collateral Agent, only with the prior written consent of the Majority Lenders. (u) Tax Election of the Borrower. None of the Borrower, any of its members or any other Person has elected, or agreed to elect, to treat the Borrower as an association taxable as a corporation for United States federal income tax purposes. (v) Information. No information, exhibit, financial statement, document, book, record or report furnished or to be furnished by it to the Administrative Agent or a Lender in writing (i) is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the recipient thereof at the time of delivery or thereafter) as of the date so furnished and (ii) no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading in light of the statements made therein, in each case as of the date it is or shall be dated or (except as otherwise disclosed to the recipient thereof at the time of delivery or thereafter) as of the date so furnished. (w) Sanctions. The Borrower (i) is not a Sanctioned Person, (ii) is not controlled by, and is not acting on behalf of, a Sanctioned Person, (iii) is not, to its knowledge, under investigation for an alleged breach of Sanction(s) by any Sanctions Authority, (iv) will not use the proceeds of the Loans for the purpose of providing financing to, or otherwise making funds directly or indirectly available to, any Sanctioned Person, or providing financing to or otherwise funding any transaction which would be prohibited by any applicable Sanction or, to the knowledge of the Borrower, would otherwise cause the Collateral Agent, any Lender or any party to this Agreement to be in breach of any applicable Sanction, (v) will not fund any repayment of the Loans with proceeds derived from any transaction that would be prohibited by applicable Sanctions or, to the knowledge of the Borrower, would otherwise cause the Collateral Agent, any Lender or any party to this Agreement to be in breach of any applicable Sanction, and (vi) will notify the Collateral Agent and the Administrative Agent in writing not more than five (5) Business Days after becoming aware of any breach of this clause (w). (x) Anti-Corruption Laws and Anti-Money Laundering Laws. The operations of the Borrower are and have been conducted at all times in material compliance with all Anti-Corruption Laws applicable to it as well as financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended. The

78 Borrower (or its limited liability company manager on its behalf) (i) has instituted, maintains and is in compliance with policies, procedures and controls reasonably designed to comply with all Anti-Corruption Laws and Anti-Money Laundering Laws applicable to it and is currently complying with, and will at all times comply with, all such Anti-Corruption Laws and Anti- Money Laundering Laws applicable to it, and (ii) is not and has not been, to its knowledge, under administrative, civil or criminal investigation or received written notice from or made a voluntary disclosure to any governmental entity regarding a possible violation by it of any Anti-Corruption Laws or Anti-Money Laundering Laws applicable to it. The Borrower will not fund any repayment of the Loans in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws applicable to it. No part of the proceeds of the Loans will be used by the Borrower, any Subsidiary of the Borrower or any Affiliate of the Borrower, in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws applicable to it. (y) Intercreditor Collateral Agreement. Attached hereto as Exhibit G is a true, correct and complete copy of the Intercreditor Collateral Agreement in effect as of the Closing Date. (z) Liquidity Coverage Ratio Matters. The Borrower: (1) has not issued any debt obligations other than the Loans issued or to be issued pursuant to this Agreement; (2) does not and will not during the term of this Agreement issue after the Closing Date (x) any other debt obligations, or (y) securities other than equity interests issued to Triton International Finance LLC under the terms of the limited liability company agreement of the Borrower; or (3) the assets and liabilities of the Borrower are consolidated with the assets and liabilities of Triton International Finance LLC for purposes of generally accepted accounting principles. Section 502 Survival of Representations and Warranties. So long as any Loan is Outstanding and until payment and performance in full of the Outstanding Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made. ARTICLE VI COVENANTS For so long as any Outstanding Obligations have not been paid or performed, the Borrower shall observe each of the following covenants: Section 601 Payment of Principal and Interest; Payment of Taxes. (a) The Borrower will duly and punctually pay the principal of, and interest, on the Loans in accordance with this Agreement.

79 (b) The Borrower will take all actions as are necessary to insure that all taxes, assessments and governmental levies that are payable by the Borrower are paid when due except (i) such as are contested in good faith and by appropriate proceedings and (ii) if the failure to make such payment is not adverse in any material respect to the Lenders and does not give rise to any Liens other than Permitted Encumbrances. Section 602 Maintenance of Office. The Borrower shall not establish a new place of business or location for its chief executive office or change its jurisdiction of formation unless (i) the Borrower shall provide each of the Collateral Agent, the Administrative Agent and each Hedge Counterparty not less than thirty (30) days’ prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent, the Administrative Agent, or each Hedge Counterparty may reasonably request, (ii) not less than fifteen (15) days prior to the effective date of such relocation, the Borrower shall have taken, at its own cost, all action necessary so that such change of location does not impair the security interest of the Collateral Agent in the Collateral, or the perfection of the sale or contribution of the Containers to the Borrower, and shall have delivered to the Collateral Agent, the Administrative Agent and each Hedge Counterparty copies of all filings required in connection therewith and (iii) the Borrower has delivered to the Collateral Agent, the Administrative Agent and each Hedge Counterparty, an Opinion of Counsel satisfactory to the Collateral Agent (acting at the direction of the Majority Lenders), stating that, after giving effect to such change of location, either (1) in the opinion of such counsel, all registration of charges, financing statements, or other documents of similar import, and amendments thereto have been executed (if applicable) and filed that are necessary to perfect the interest of the Borrower and the Collateral Agent in the Transferred Assets, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to perfect such interest. Section 603 Corporate Existence. The Borrower will keep in full effect its existence, rights and franchises as a limited liability company organized under the laws of the State of Delaware, and will obtain and preserve its qualification in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of this Agreement, except where the failure to obtain or preserve such qualification is not reasonably expected to result in a Material Adverse Change. Section 604 Protection of Collateral. The Borrower will from time to time execute (if applicable) and deliver all financing statements, all amendments thereto and continuation statements, instruments of further assurance and other instruments, and will, upon the reasonable request of the Manager, the Administrative Agent, or any Hedge Counterparty, take such other action necessary or advisable to: (a) maintain or preserve the Lien of this Agreement (and the priority thereof) including executing and filing such documents as may be required under any international convention for the perfection of interests in Managed Containers that may be adopted subsequent to the date of this Agreement; (b) perfect, publish notice of, and protect the validity of the security interest in the Collateral created pursuant to this Agreement;

80 (c) enforce any of the items of the Collateral; (d) preserve and defend its right, title and interest to the Collateral and the rights of the Collateral Agent in such Collateral against the claims of all Persons (other than the Lenders); and (e) pay any and all taxes levied or assessed upon all or any part of the Collateral, except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Lenders. In furtherance of clauses (b) and (c) above, the Borrower hereby agrees that if at any time subsequent to a Closing Date there is a change in Applicable Law (or a change in the interpretation of Applicable Law as in effect on such Closing Date) which, in the reasonable judgment of the Majority Lenders, may affect the perfection of the Collateral Agent’s security interest in the Collateral, then the Borrower shall, within thirty (30) days after request from the Majority Lenders, furnish to the Collateral Agent and the Administrative Agent, an Opinion of Counsel either (i) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, recording and refiling of this Agreement, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are necessary to maintain the Lien created by this Agreement and reciting the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Agreement, and any other requisite documents and the execution and filing of any financing statements and continuation statements that, in the opinion of such counsel, are required to maintain the lien and security interest of this Agreement. Section 605 Performance of Obligations. (a) Except as otherwise permitted by this Agreement, the Management Agreement or the Contribution and Sale Agreement, the Borrower will not take, or fail to take, any action, and will use its best efforts not to permit any action to be taken by others, which would release any Person from any of such Person’s covenants or obligations under any agreement or instrument included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such agreement or instrument; provided that, nothing in this Agreement shall prohibit the Borrower, or the Manager on the Borrower’s behalf in accordance with the Servicing Standard, from renegotiating, amending or consenting to waivers to Leases in accordance with the terms of the Management Agreement. (b) Nothing in this Agreement shall be construed as requiring the consent of the Collateral Agent or any Lender for the exercise by any Hedge Counterparty of its rights to (i) terminate the related Hedge Agreement in accordance with its terms in the event of any event of default or termination event (however defined) under such Hedge Agreement, (ii) undertake any permitted transfer under any Hedge Agreement, or (iii) reduce the notional amount in accordance with the terms of any Hedge Agreement in the event of a notional reduction event (however defined).

81 Section 606 Negative Covenants. The Borrower will not, without the prior written consent of the Majority Lenders: (a) at any time sell, transfer, exchange or otherwise dispose of any of the Collateral, except as follows: (i) in connection with a sale, conveyance or transfer pursuant to the provisions of Section 612 or Section 815 hereof; or (ii) in connection with a substitution or repurchase of Managed Containers as permitted or required in accordance with the terms of the Contribution and Sale Agreement; or (iii) sales of Managed Containers (including any such sales resulting from the sell/repair decision of the Manager) to unaffiliated third parties that are not Sanctioned Persons, and to the extent that such sales are on terms and conditions that would be obtained in an ordinary course, arms-length transaction, to Affiliates regardless of the Sales Proceeds realized from such sales so long as an Asset Base Deficiency is not then continuing or would result from such sale of Managed Containers after giving effect to the application of the proceeds of such sales; provided, however, that (x) after giving effect to each such sale, the Borrower shall be in compliance with Section 628 hereof and (y) if an Early Amortization Event (including the existence of an Asset Base Deficiency) has occurred and is continuing or would result from any such sale (after giving effect to the application of the proceeds thereof), no such sale may be made to an Affiliate under this clause (iii) unless the net proceeds from such sale are greater than or equal to the Adjusted Net Book Value of the Managed Containers being sold; or (iv) if an Asset Base Deficiency is then continuing or would result from such sale of Managed Containers after giving effect to the application of the proceeds of such sales, sales of Managed Containers (including any such sales resulting from the sell/repair decision of the Manager), regardless of the Sales Proceeds realized from such sales so long as (A) no Event of Default is then continuing or would result from such sale, (B) any sales to Affiliates made pursuant to this clause (iv) are made on terms and conditions that would be obtained in an ordinary course, arms-length transaction and the net proceeds from any such sale are greater than or equal to the Adjusted Net Book Value of the Managed Containers being sold, (C) after giving effect to each such sale, the Borrower shall be in compliance with Section 628 hereof and (D) the aggregate sum of the Net Book Values of all Managed Containers that were sold pursuant to this clause (iv) during the applicable Collection Period and the three (3) immediately preceding Collection Periods for proceeds which are less than the Adjusted Net Book Value of the Managed Containers so sold does not exceed an amount equal to the product of (x) five percent (5%) times (y) an amount equal to a quotient (A) the numerator of which is equal to the sum of the aggregate Net Book Value of all Managed Containers as of the last day of each of the four (4) immediately preceding Collection Periods and (B) the denominator of which is equal to four (4); or

82 (v) any other sales of Managed Containers to Persons that are not Sanctioned Persons which are not covered by the preceding clauses provided that each such sale shall be specifically approved by (A) the Majority Lenders and (B) the Manager on behalf of the Borrower; or (vi) in connection with a Casualty Loss. Notwithstanding the foregoing limitations of this Section 606(a), the Borrower may sell Managed Containers to the Seller (or its designated Affiliate) in order to permit the Borrower to refinance Indebtedness in an amount of at least Twenty Five Million Dollars ($25,000,000) incurred by the Borrower pursuant to this Agreement on no more than twelve (12) occasions in any calendar year subject to satisfaction of all of the following conditions: (A) no Event of Default, Early Amortization Event or Asset Base Deficiency is then continuing or would result from such sale, after giving effect to such sale and any required prepayment of the Loans; (B) the Sales Proceeds received by the Borrower from such sale is an amount in cash that is not less than the greater of (i) the sum of the Fair Market Values of the sold Managed Containers, and (ii) the sum of the Net Book Value of the sold Managed Containers; provided, however, that if the Conversion Date has not occurred, without limiting or modifying the conditions in clause (A) above, the Sale Proceeds for such sale of Managed Containers may, at the option of the Borrower, be paid by the Seller (or such designated Affiliate) as follows: (x) cash in an amount not less than the product of (A) the Advance Rate and (B) the sum of the Net Book Values of the sold Managed Containers; and (y) an unsecured obligation of the Seller (or its designated Affiliate) payable in cash on the next succeeding Payment Date in an amount equal to the excess of (i) the Sales Proceeds payable pursuant to clause (B) above over (ii) the cash paid pursuant to clause (x) above. If no Early Amortization Event, Manager Default or Asset Base Deficiency is continuing on such Payment Date, such unsecured obligation of the Seller (or its designated Affiliate) will be distributed on such Payment Date by the Borrower to the Seller (or its designated Affiliate) as a deemed distribution. The Borrower may, without limiting or modifying the conditions in clause (A) above, utilize the cash proceeds of such sale of Managed Containers to make a prepayment of the Loans on the date of such sale notwithstanding any contrary provisions contained in this Agreement, including, without limitation, in the definition of the term “Available Distribution Amount”, or any advance prepayment notice required under Section 301(o). Notwithstanding anything to the contrary, during the continuation of an Early Amortization Event, the Borrower shall not sell all, or substantially all, of the Managed Containers without the consent of the Majority Lenders and each Hedge Counterparty if an Asset Base Deficiency shall

83 have occurred and be continuing or would result from such proposed sale after giving effect to the application of the proceeds of such sales. Notwithstanding the foregoing limitations of this Section 606(a), no consent of any Lender shall be required to terminate a Hedge Agreement. Nothing in the preceding sentence shall eliminate any rights, duties, or obligations of any Person under Section 628. (b) claim any credit on, make any deduction from the principal, premium, if any, or interest payable in respect of the Loans (other than amounts properly withheld from such payments under any Applicable Law) or assert any claim against any present or former Lender by reason of the payment of any taxes levied or assessed upon any of the Collateral; or (c) release any item from the Collateral, except as permitted pursuant to the terms of a Transaction Document. Section 607 Corporate Separateness of the Borrower. (a) The Borrower shall (1) conduct its business in its own name, (2) maintain its books and records separate from those of any other Person, (3) not commingle its funds with any other Person (except for any commingling of Collections which may occur prior to the identification and segregation of such amounts in accordance with the terms of the Management Agreement and Intercreditor Collateral Agreement) and maintain its bank accounts separate from those of any other Person, (4) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person, (5) hold itself out as a separate entity and (6) observe all other organizational formalities. (b) Notwithstanding any provision of law which otherwise empowers the Borrower, the Borrower shall not (1) hold itself out as being liable for the debts of any other Person, (2) act other than in its limited liability company name and through its duly authorized officers, managers or agents, (3) enter into any transaction described in Section 610 (except pursuant to this Agreement) other than trade payables and expense accruals incurred in the ordinary course of its business, or (4) engage in any other activity not contemplated by this Agreement or other Transaction Documents. Section 608 No Bankruptcy Petition. The Borrower shall not (1) commence any Insolvency Proceeding seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing. Section 609 Liens. The Borrower shall not (i) permit any Lien (except any Permitted Encumbrance) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the Proceeds thereof, or (ii) permit the Lien of this Agreement not to constitute a valid first priority perfected security interest in the Collateral to the extent that such Lien can be perfected pursuant to Applicable Law.

84 Section 610 Other Debt. The Borrower shall not contract for, create, incur, assume or suffer to exist any Indebtedness of the Borrower other than (i) the Loans made pursuant to this Agreement, (ii) any Management Fee, Manager Advances and all other amounts payable pursuant to the provisions of the Management Agreement, (iii) any obligation (including a deferred purchase price note and any normal warranty) arising in connection with a purchase or sale of Containers permitted by the Transaction Documents (as in effect as of the date hereof and as amended, restated or otherwise modified after the date hereof in accordance with the terms thereof), but only to the extent of the time limit contemplated by clause (x) of the definition of “Permitted Encumbrances”, (iv) any Indebtedness (including any Hedge Agreement) that is permitted or required pursuant to the terms of any Transaction Document, and (v) trade payables and expense accruals incurred in the ordinary course and which are incidental to the purposes permitted pursuant to the Borrower’s organizational documents. Section 611 Guarantees, Loans, Advances and Other Liabilities. Except for investments in Eligible Investments, the Borrower will not make any loan, advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing, or otherwise), endorse (except for the endorsement of checks for collection or deposit) or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person. Section 612 Consolidation, Merger and Sale of Assets. (a) The Borrower shall not consolidate with or merge with, or into, any other Person or sell, convey, transfer or lease all or substantially all of its assets, whether in a single transaction or a series of transactions, to any Person except for (i) any such sale, conveyance or transfer contemplated in this Agreement or the Management Agreement and (ii) the leasing or sale of the Managed Containers in accordance with the terms of the Management Agreement. (b) The obligations of the Borrower hereunder shall not be assignable nor shall any Person succeed to the obligations of the Borrower hereunder except in each case in accordance with the provisions of this Agreement. Section 613 Other Agreements; Amendment of Transaction Documents. (a) The Borrower will not after the Closing Date enter into, or become a party to, any agreements or instruments other than the Transaction Documents and any other agreement(s) contemplated by the terms of the Transaction Documents, including, without limitation, (i) any agreement(s) for disposition of the Transferred Assets permitted by Sections 606, 804 or 815 hereof and (ii) any agreement(s) for the sale, repurchase, lease or re-lease of a Managed Container made in accordance with the provisions of the Contribution and Sale Agreement and the Management Agreement. (b) The Borrower will not amend, modify or waive any provision of any Transaction Document, or give any approval or consent or permission provided for therein, except in accordance with the express terms of such Transaction Document.

85 Section 614 Organizational Documents. The Borrower will not amend or modify (a) its certificate of formation or (b) Section 4.1, 4.2, 8.3, 8.4, 16.1, 16.2, 16.3 or 16.10 of its limited liability company agreement without the prior written consent of the Majority Lenders. Section 615 Capital Expenditures. The Borrower will not make any expenditure (by long term or operating lease or otherwise) for capital assets (both realty and personalty), except for (a) acquisition of additional Managed Containers from the Seller in accordance with the terms of the Contribution and Sale Agreement and (b) capital improvements to the Managed Containers made in the ordinary course of its business and in accordance with the terms of the Management Agreement. Section 616 Permitted Activities; Compliance with Organizational Documents. The Borrower will not engage in any activity or enter into any transaction except for those activities that are specified in its organizational documents or that are contemplated by a Transaction Document. The Borrower will observe all organizational and managerial procedures required by its organizational documents and Applicable Law. The Borrower shall (i) keep complete minutes of the meetings of the managers and/or members of the Borrower and (ii) continuously maintain the resolutions, agreements and other instruments underlying the transaction contemplated by the Transaction Documents. Section 617 Investment Company Act. The Borrower will conduct its operations in a manner which will not subject it to registration as an “investment company” under the Investment Company Act of 1940, as amended. Section 618 Payments of Collateral. If the Borrower shall receive from any Person any payments with respect to the Collateral (to the extent such Collateral has not been released from the Lien of this Agreement), the Borrower shall receive such payment in trust for the Collateral Agent, on behalf of the Secured Parties, and subject to the Collateral Agent’s security interest and shall deposit such payment in the Distribution Account as required under this Agreement. Section 619 Notices. The Borrower shall notify the Collateral Agent and each Secured Party in writing of any of the following promptly, but in any event within seven (7) Business Days upon an Authorized Officer of the Borrower learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto: (a) Default. The occurrence of an Event of Default; (b) Litigation. The institution of any litigation, arbitration proceeding or Proceeding before any Governmental Authority which reasonably will be expected to result in a Material Adverse Change; (c) Material Adverse Change. The occurrence of a Material Adverse Change; (d) Sanctions. Any violation, or investigation of a violation by the Borrower of Sanctions; or

86 (e) Other Events. The occurrence of an Early Amortization Event or such other events that would, with the giving of notice or the passage of time or both, constitute an Event of Default or an Early Amortization Event. Section 620 Books and Records. The Borrower shall maintain complete and accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities. In connection with each transfer of Transferred Assets to the Borrower, the Borrower shall report, or cause to be reported, on its financial records the transfer of the Transferred Assets as a purchase or capital contribution (if applicable) under GAAP. The Borrower will ensure that the notes accompanying any consolidated financial statements issued by Triton Holdco (or issued by any Subsidiary of Triton Holdco, whose consolidated financial statements then include the accounts of the Borrower) note disclose that special purpose subsidiaries of Triton Holdco (or such Subsidiary) have been established to obtain securitized financing. Section 621 Subsidiaries. The Borrower shall not create any Subsidiaries. Section 622 Investments. The Borrower shall not make or permit to exist any Investment in any Person except for Investments in Eligible Investments made in accordance with the terms of this Agreement. Section 623 Use of Proceeds. (a) The Borrower shall use the proceeds of the Loans only for (i) the purchase of Containers and Related Assets and to pay on the related Transfer Date any Manufacturer Debt in respect of such acquired Containers and (ii) other general company purposes including the distribution of dividends, repayment of debt and paying costs relating to obtaining the Loans and any other purposes contemplated by Section 302. The Borrower shall not, directly or, to its knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Person for use, in any manner that would result in a violation of applicable Sanctions. (b) The Borrower shall not permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying any margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, and shall furnish to each Lender, upon its request, a statement in conformity with the requirements of Regulation U. Section 624 Asset Base Certificate. The Borrower shall prepare and deliver to the Collateral Agent and the Administrative Agent on or before each Determination Date, an Asset Base Certificate as of the end of the immediately preceding fiscal month of the Borrower. Section 625 Financial Statements. (a) The Borrower shall deliver to the Collateral Agent the following financial statements prepared in accordance with GAAP (subject to the limitations set forth below): (a) the quarterly financial statements of the Borrower within sixty (60) days after the end of each fiscal quarter; (b) annual unaudited financial statements of the Borrower within one hundred and

87 twenty (120) days after the end of each fiscal year; (c) annual audited consolidated financial statements of Triton Holdco and its Consolidated Subsidiaries together with the report of its Independent Accountants (solely to the extent not filed or to be filed with the Securities and Exchange Commission) within one hundred fifty (150) days after the end of each fiscal year ; (d) within one hundred fifty (150) days after the end of each fiscal year of Triton Holdco, a report addressed to the manager of the Borrower, to the effect that such firm of accountants has audited the books and records of Triton Holdco, and issued its report in connection with the audit report on the consolidated financial statements of Triton Holdco and specifying the results of the application of such agreed upon procedures, as the Administrative Agent shall reasonably agree from time to time, relating to the objectives specified on Exhibit D to the Management Agreement; and (e) within sixty (60) days after the close of the first three fiscal quarters in each fiscal year of Triton Holdco (to the extent not publicly filed), the consolidated balance sheet of Triton Holdco and its Consolidated Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income for such fiscal quarter and cash flows for the elapsed portion of the fiscal year ended with the last day of such fiscal quarter. All such financial statements shall be prepared in accordance with GAAP, subject to, in the case of unaudited financial statements, the absence of footnotes, and in the case of the quarterly financial statements, the absence of year-end adjustments. (b) [Reserved] (c) Delivery of any reports, information and documents to the Collateral Agent is for informational purposes only and the Collateral Agent’s receipt of such (including monthly distribution reports) and any publicly available information shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Borrower’s compliance with any of its covenants hereunder (as to which the Collateral Agent is entitled to rely exclusively on Officer’s Certificates). In the event such independent public accountants require the Collateral Agent to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 625 the Borrower or the Administrative Agent shall direct the Collateral Agent in writing to so agree; it being understood and agreed that the Collateral Agent will deliver such letter of agreement in conclusive reliance upon the direction of the Borrower or the Administrative Agent, as the case may be, and the Collateral Agent has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. Section 626 UNIDROIT Convention. The Borrower shall comply with the terms and provisions of the UNIDROIT Convention or any other internationally recognized system for recording interests in or liens against shipping containers at the time that such convention is adopted. Section 627 Insurance. The Borrower shall maintain (or cause to be maintained on its behalf), for the benefit of itself and the Collateral Agent, insurance with respect to the Managed Containers with such coverage and in such manner as is consistent with the requirements set forth in Section 3.9 of the Management Agreement.

88 Section 628 Interest Rate Hedging Requirement. (a) On or before the Hedge Effective Date, the Borrower will enter into, and maintain one or more Interest Rate Hedge Agreements that meet the following requirements (the “Hedging Requirement”): (i) the aggregate notional balance of all such Interest Rate Hedge Agreements will equal or exceed seventy-five percent (75%) of the then Required Hedge Base Amount, (ii) the aggregate notional balance of all outstanding Interest Rate Hedge Agreements (other than interest rate cap agreements) will be less than or equal to one hundred five percent (105%) of the then Required Hedge Base Amount, and (iii) all such outstanding Interest Rate Hedge Agreements shall terminate no earlier than (1) if the Hedge Effective Date occurs sixty (60) days or more prior to the Scheduled Commitment Expiration Date, the Conversion Date, (2) if the Scheduled Commitment Expiration Date has not been extended for a minimum of one year by the sixtieth (60th) day prior to the then existing Scheduled Commitment Expiration Date then in effect, the Final Maturity Date and (3) as of any other date of determination not covered in clause (1) or (2), the Final Maturity Date. If the Borrower elects to satisfy all or a portion of the Hedging Requirement through the purchase of interest rate caps, the strike rate on such interest rate caps shall not exceed an interest rate per annum equal to the higher of (i) five and one half percent (5.50%) and (ii) an interest rate per annum equal to the sum of (x) one and one quarter percent (1.25%) and (y) the duration equivalent swap rate at the date on which such interest rate cap is purchased. (b) If the Borrower, or the Manager, on behalf of the Borrower, fails to comply with the Hedging Requirement, the Majority Lenders shall have the right, in their sole discretion and at the expense of the Borrower, upon thirty (30) days’ notice, if necessary (as determined in the sole discretion of the Majority Lenders), to direct the Borrower, to enter into, maintain or terminate (in whole or in part), one or more Interest Rate Hedge Agreements selected by the Majority Lenders (in their sole discretion) such that, after giving effect to such action, the Borrower will be in compliance with the Hedging Requirement. In the event the Majority Lenders determine to direct the Borrower to enter into, maintain or terminate (in whole or in part) an Interest Rate Hedge Agreement, the Majority Lenders may provide the Collateral Agent and Manager on behalf of the Borrower with a written direction to deposit in the Distribution Account certain amounts to reimburse the Majority Lenders or a third party for the costs of such Interest Rate Hedge Agreement. For the avoidance of doubt, a failure by the Borrower to comply with the Hedging Requirement shall not be deemed a breach of this Section 628 if remedied by the Borrower within thirty (30) days; provided, that, if such failure is not remedied within such thirty-day period, to the extent it is deemed a breach, such breach will be deemed to have occurred as of the start of such period and will not be entitled to the initial thirty-day cure period that would otherwise be available under Section 801(5)(a), but will be entitled to the additional thirty-day cure period set forth in the proviso thereto. (c) All payments received from all such Interest Rate Hedge Agreements shall be deposited directly into the Distribution Account. (d) Upon written direction from the Borrower, the Collateral Agent will establish a separate segregated trust account for each separate Interest Rate Hedge Counterparty in the name of the Collateral Agent (each a “Counterparty Collateral Account”). So long as no Event of Default has occurred and is then continuing, investment earnings on amounts held in

89 the Counterparty Collateral Account shall be remitted to the applicable Interest Rate Hedge Provider upon written request of the Manager on behalf of the Borrower in accordance with the terms of the applicable Interest Rate Hedge Agreement. The Collateral Agent shall, upon direction, deposit all collateral received from an Interest Rate Hedge Provider under an Interest Rate Hedge Agreement in the related Counterparty Collateral Account. The only permitted withdrawal from, or application of funds on deposit in, a Counterparty Collateral Account shall be, upon written direction of the Manager on behalf of the Borrower, (i) for application to obligations of the applicable Interest Rate Hedge Provider to the Borrower under its Interest Rate Hedge Agreement if such Interest Rate Hedge Agreement becomes subject to early termination, or (ii) so long as no Event of Default has occurred and is then continuing, to return collateral or investment earnings to such Interest Rate Hedge Counterparty when and as required by such Interest Rate Hedge Agreement. Investments of funds on deposit in the Counterparty Collateral Account shall be invested in accordance with Section 303 hereunder. To the extent the Collateral Agent receives conflicting instructions from the Borrower or the Manager on behalf of the Borrower, the Collateral Agent shall take direction from the Borrower. Section 629 Reserved. Section 630 Sanctions. The Borrower shall not in a manner which would violate any Sanction applicable to it (i) lease, or consent to any sublease of, any of the Managed Containers to any Person that is a Sanctioned Person or (ii) derive any of its assets or operating income from investments in or transactions with any such Sanctioned Person. If the Borrower obtains knowledge that a Managed Container is subleased to a Sanctioned Person or located or used in a Sanctioned Country in a manner which would violate any applicable Sanction by the Borrower, then the Borrower shall, as soon as reasonably practicable after obtaining knowledge thereof, remove such Managed Container from the Asset Base for so long as such condition continues. Section 631 Tax Election of the Borrower. The Borrower will not elect or agree to elect to be treated as an association taxable as a corporation for United States federal income tax or any State income or franchise tax purposes. Section 632 Reserved. Section 633 Compliance with Law. The Borrower shall comply with any applicable statute, license, rule or regulation by which it or any of its properties may be bound if the failure to comply would reasonably be expected to result in a Material Adverse Change. Section 634 Lender Tax Identification Information. Each Lender shall provide the Borrower and the Collateral Agent with such Lender Tax Identification Information as requested from time to time by the Borrower or the Collateral Agent. Each Lender will be deemed to understand that each of the Borrower and the Collateral Agent has the right to (i) withhold tax (including without limitation FATCA Withholding Tax) on interest and other applicable amounts under the Code (without any corresponding gross-up) payable with respect to each Lender that fails to comply with the foregoing requirements or as otherwise required under the Code or other Applicable Law (including, for the avoidance of doubt, FATCA) and (ii) provide such information and documentation and any other information concerning its interest in the applicable Loans to the IRS and any other relevant U.S. or foreign tax authority. The parties agree that the Collateral Agent

90 shall be released of any liability relating to its actions and compliance under this Section 634 and FATCA, except in the case of its negligence or willful misconduct. Notwithstanding any other provisions herein, the term “Applicable Law” for purposes of this Section 634 includes U.S. federal tax law and FATCA. Upon request from the Collateral Agent, the Borrower will provide such additional information that it may have to assist the Collateral Agent in making any withholdings or informational reports. Section 635 Amendment of Intercreditor Collateral Agreement. Without the prior written consent of the Majority Lenders, the Borrower shall not consent to any amendment, modification or revision to the Intercreditor Collateral Agreement except for any supplement thereto needed to designate an additional “Triton Entity” and/or “Triton Secured Creditor”, as each such term is defined in the Intercreditor Collateral Agreement. Section 636 Inspection. (a) Upon reasonable request, the Borrower agrees that it shall make available to any representative of each of the Collateral Agent, the Administrative Agent, the Lenders and any Hedge Counterparty and their duly authorized representatives, attorneys or accountants, for inspection and copying its books of account, records and reports relating to the Managed Containers and copies of all Leases or other documents relating thereto at the times and in accordance with the provisions of the Management Agreement. Any expense incident to the reasonable exercise by the Collateral Agent, the Administrative Agent, any Hedge Counterparty or the Lenders of any right under this Section (except for one annual inspection at the expense of the Borrower) shall be borne by the Person exercising such right unless an Early Amortization Event, Manager Default or Event of Default shall have occurred and then be continuing in which case such expenses shall be borne by the Borrower. (b) The Borrower also agrees to make available on a reasonable basis to each of the Collateral Agent, the Administrative Agent, each Lender and each Hedge Counterparty a Managing Officer for the purpose of answering reasonable questions respecting recent developments affecting the Borrower. (c) Each of the Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by Applicable Law or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Transaction Document or any action or proceeding relating to this Agreement or any other Transaction Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or Participant in, any rights and obligations under this Agreement, or (ii) any actual or prospective party (or its related parties) to any swap, derivative or other transaction under which payments are to be made by reference to

91 the Borrower and its obligations, this Agreement or payments hereunder, (g) to (1) any rating agency in connection with a rating of the Borrower, the Loans issued pursuant to this Agreement, the transaction described in the Transaction Documents or the commercial paper issued by, or on behalf of, a Conduit Lender, (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of the CUSIP numbers with respect to this Agreement with respect to any Conduit Lender or (3) any dealers and investors in the commercial paper issued by, or on behalf of, a Conduit Lender; (h) with the consent of the Borrower; or (i) the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market date collectors, similar service providers to the lending industry and service providers to the Agents and the Lenders in connection with the administration of this Agreement, the other Transaction Documents, and the Commitments. For purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower after the date hereof, and such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. (d) The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and the Borrower hereby authorizes each Lender to share any information delivered to such Lender by the Borrower pursuant to this Agreement with any such Subsidiary or Affiliate of the Lender subject to the provisions of clause (c). Section 637 [Reserved.] Section 638 Cooperation Regarding Rating of the Loans. At the request of a Lender, the Borrower agrees to use commercially reasonable efforts to, and to cause its Affiliates to, take such actions, and furnish such documents, as any Lender may reasonably request in connection with obtaining, and thereafter maintaining, a rating of the Loans from a nationally recognized statistically rating agency (each, a "Rating Agency"); provided, however, that nothing contained in this Section 638 shall require the Borrower to (i) amend or otherwise alter the economic terms of the Loans (e.g., interest rate and/or principal amortization) or any Event of Default or Early Amortization Event, or (ii) incur out-of-pocket expenses in connection with obtaining a rating of the Loans from a Rating Agency unless a Lender directs the Borrower to undertake such engagement and such Lender agrees to reimburse the Borrower and its Affiliates for all expenses relating to the engagement of such Rating Agency.

92 ARTICLE VII DISCHARGE OF AGREEMENT; PREPAYMENTS Section 701 Full Discharge. Upon payment in full of all Outstanding Obligations, the Collateral Agent shall execute and deliver to the Borrower such deeds or other instruments as shall be required to evidence the satisfaction and discharge of this Agreement and the security created by this Agreement, and to release the Borrower from its covenants contained in this Agreement. In connection with the satisfaction and discharge of this Agreement, the Collateral Agent shall be provided with, and shall be entitled to conclusively rely upon, an Opinion of Counsel stating that all conditions precedent specified in the Agreement to such satisfaction and discharge have been satisfied. Section 702 Prepayment of Loans. (a) Mandatory Prepayments. On each Payment Date, the Borrower shall be required to prepay all, or a portion of, the Aggregate Loan Principal Balance, and all amounts due under the related Hedge Agreements (including any termination payments), in the amount of any Supplemental Principal Payment Amount that may exist on such Payment Date, determined after giving effect to the acquisition by the Borrower of additional Eligible Containers, which amounts shall be paid in accordance with the priority of payments set forth in Section 302 hereof. The calculations referred to herein shall be evidenced by the Asset Base Certificate received by the Administrative Agent on the related Determination Date. (b) Optional Prepayments. The Borrower may, from time to time, make an optional Prepayment of principal of the Loans pursuant to Section 301(o) of this Agreement. (c) Adjustment of Prospective Scheduled Principal Payment Amounts. In the event that the Borrower on or after the Conversion Date makes an optional Prepayment of principal of the Loans pursuant to Section 301(o) of this Agreement, then the Borrower (or the Manager on its behalf) shall promptly (but in any event within five (5) Business Days after the date on which such Prepayment is made) thereafter recalculate the Scheduled Principal Payment Amount for each future Payment Date occurring on or after the Conversion Date such that, after giving effect to such adjustment, the Scheduled Principal Payment Amounts for all subsequent Payment Dates shall be reduced by a percentage equal to the quotient of (i) the aggregate amount of the Prepayment actually received by the Lenders in respect of the Loans, divided by (ii) the Aggregate Loan Principal Balance immediately prior to such prepayment. ARTICLE VIII DEFAULT PROVISIONS AND REMEDIES Section 801 Event of Default. “Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

93 (1) the occurrence of the events set forth in clause (A), clause (B) or clause (C) at the times set forth therein; (A) default in (x) the payment on any Payment Date of any interest payment then due and payable on the Loans and the continuation of such default for more than five (5) Business Days, or (y) the payment on the Final Maturity Date (or earlier date of each acceleration) of the then unpaid Aggregate Loan Principal Balance and any other amounts owing to the Lenders; or (B) default in the payment of: (x) any Collateral Agent Fees due and payable on a Payment Date (and subject to annual dollar limitation) or (y) scheduled payments payable by the Borrower (other than termination payments, indemnification payments, tax payments, or other similar amounts) under one or more Hedge Agreements, and the continuation of such default contemplated by clause (x) or clause (y) of this clause (B) for more than five (5) Business Days after the amounts in such clause (x) or clause (y) shall have become due and payable in accordance with the terms of this Agreement; (C) default in the payment of other amounts not dealt with in clauses (A) or (B) above that are then due and owing to the Lenders in respect of the Loans and the continuation of such default for more than thirty (30) days after the same shall have become due and payable in accordance with the terms of such this Agreement; (2) default in the observation or performance of any covenant of the Borrower set forth in Sections 608, 612 or 621 hereof which breach materially and adversely affects the interest of any Lender; (3) the occurrence of the events set forth in clause (A) or (B) at the times set forth therein: (A) default in the observation or performance of any covenant of the Borrower set forth in Sections 606, 607, 609, 610, 611, 613(a), 616 or 622 hereof which breach materially and adversely affects the interest of any Lender, and, if curable, continues unremedied for fifteen (15) days after the earlier of the date (x) on which there has been given to the Borrower, by the Collateral Agent (at the direction of a Lender) or any Lender, a written notice specifying such default or breach and requiring it to be remedied and (y) any Authorized Officer of the Borrower or any Authorized Officer of the Manager shall have knowledge of such default or breach; (B) default in any material respect in the observation or performance of any covenant of the Borrower set forth in Sections 619(a) or 619(d) and the continuation of such default for three (3) Business Days; (4) the occurrence of the events set forth in clause (A), (B) or (C) at the times set forth herein:

94 (A) default in the observation or performance of any covenant of the Borrower set forth in Sections 602, 614, 615 or 623(b) hereof, which breach if curable, continues for thirty (30) days after the earlier of the date (x) on which there has been given to the Borrower, by the Collateral Agent (at the direction of any Lender) or any Lender, a written notice specifying such default or breach and requiring it to be remedied and (y) on which any Authorized Officer of the Borrower or any Authorized Officer of the Manager shall have knowledge of such default or breach; (B) default in any material respect in the observation or performance of any covenant of the Borrower set forth in Sections 613(b) or 624 and, if curable, which continues for fifteen (15) days after the earlier of the date (x) on which there has been given to the Borrower, by the Collateral Agent (at the direction of any Lender) or any Lender, a written notice specifying such default or breach and requiring it to be remedied and (y) on which any Authorized Officer of the Borrower or any Authorized Officer of the Manager shall have knowledge of such default or breach; (C) default in any material respect in the observation or performance of any covenant of the Borrower to deliver financial statements and reports set forth in the first sentence of Section 625 and the continuation of such default for fifteen (15) days after the earlier of the date (A) on which there has been given to the Borrower, by the Collateral Agent (at the written direction of any Lender) or any Lender, a written notice specifying such default or breach and requiring it to be remedied and (B) on which any Authorized Officer of the Borrower or any Authorized Officer of the Manager shall have knowledge of such default or breach; provided, however, that (w) if the reason for such default is primarily attributable to changes in accounting principles or interpretations or the application of the same, (x) such changes are not related to the assets of the Borrower, and (y) no Manager Default then exists under Section 10.1.6 or Sections 10.1.8 through 10.1.13 of the Management Agreement, and (z) if the Borrower is diligently attempting to effect such cure at the end of the thirty (30) day period, then the Borrower shall be entitled to an additional thirty (30) day period to complete such cure; (5) default in the performance, or breach, in any material respect, of (a) any covenant of the Borrower in this Agreement or any other Transaction Document (other than a covenant or agreement a breach of which or default in the performance of which is specifically dealt with elsewhere in this Section 801), which breach, if curable, continues for thirty (30) days after the earlier of the date (x) on which there has been given to the Borrower, by the Collateral Agent (at the direction of any Lender) or any Lender, a written notice specifying such default or breach and requiring it to be remedied and (y) on which any Authorized Officer of the Borrower or any Authorized Officer of the Manager shall have knowledge of such default or breach, provided, however, that if the Borrower is diligently attempting to effect

95 such cure at the end of such thirty (30) day period, the Borrower shall be entitled to an additional thirty (30) day period in which to complete such cure; or (b) any representation or warranty of the Borrower made in any of the Transaction Documents or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith with respect to or affecting any Outstanding Loan shall prove to be inaccurate in any respect which materially and adversely affects the interests of any Lender as of the time when the same shall have been made, and such inaccuracy, if curable, continues for thirty (30) days after the date on which there has been given to the Borrower by the Collateral Agent (at the direction of any Lender), or to the Borrower and the Collateral Agent by any Lender, a written notice specifying such inaccuracy and requiring it to be remedied, provided, however, that if such inaccuracy is capable of cure and the Borrower is diligently attempting to effect such cure at the end of such thirty (30) day period, the Borrower shall be entitled to an additional thirty (30) day period in which to complete such cure; (6) an involuntary case is commenced under the Bankruptcy Code against the Borrower and the petition is not controverted within 10 days, or is not dismissed within sixty (60) days, after commencement of the case, or a decree or order for relief by a court having jurisdiction in respect of the Borrower is entered appointing a receiver, liquidator, assignee, custodian, trustee, or sequestrator (or other similar official) for the Borrower or for any substantial part of its properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; (7) the commencement by the Borrower of a voluntary case under any applicable Insolvency Law, or other similar law now or hereafter in effect, or the consent by the Borrower to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Borrower, or any substantial part of its properties, or the making by the Borrower of any general assignment for the benefit of creditors, or the failure by the Borrower generally to pay its debts as they become due, or the taking of corporate action by the Borrower in furtherance of any such action; (8) the Aggregate Loan Principal Balance shall exceed the Asset Base and such condition continues without being cured or waived by the Majority Lenders for (A) thirty (30) days if the Conversion Date has not occurred or (B) six (6) months if the Conversion Date has occurred; (9) the occurrence of a contribution failure with respect to a Plan , which contribution failure is sufficient to give rise to a lien under Section 303(k) of ERISA; or

96 (10) the Collateral Agent shall fail to have a first priority perfected security interest (other than on account of Permitted Encumbrances) under the laws of the United States in any material portion of the Collateral, and such condition continues for fifteen (15) days without being cured or waived by each of the Lenders unless such failure to have a first priority perfected security interest is due to any act or omission of the Collateral Agent, the Administrative Agent or the Lenders; (11) the Borrower is required to register as an investment company under the Investment Company Act of 1940, as amended; (12) the rendering against the Borrower of a final, non-appealable judgment, decree or order for the payment of money in excess of One Million Dollars ($1,000,000) (to the extent not paid when due or covered by a reputable and solvent insurance company, with any portion of such judgment, decree or order not so paid or not so covered, as applicable, to be included in the determination of the dollar amount specified in this clause (12)) which judgment, decree or order results in a claim that would entitle the claimholder to petition for the involuntary bankruptcy of the Borrower under the Bankruptcy Code, and the continuance of such judgment, decree or order for a period of 60 consecutive days; (13) all of the following shall have occurred: (A) a Manager Default shall have occurred and be continuing, (B) the Majority Lenders (or the Collateral Agent, acting at the direction of the Majority Lenders) shall have delivered the Manager Termination Notice to the Manager in accordance with the terms of the Management Agreement, (C) the Collateral Agent (at the direction of the Majority Lenders) shall have directed the Borrower to appoint a replacement Manager, and (D) a replacement Manager has not assumed the duties of the terminated Manager within ninety (90) days measured from the date of such Manager Termination Notice; (14) any Transaction Document shall cease to be the legal, valid and binding obligation of the Borrower (other than upon the expiration or termination of such Transaction Document in accordance with its terms) enforceable in accordance with its terms; or (15) the Borrower fails to be a Subsidiary of Triton Holdco. Section 802 Acceleration of Stated Maturity. Upon the occurrence of an Event of Default of the type described in paragraph (6) or (7) of Section 801, the unpaid Aggregate Loan Principal Balance of, and accrued interest on, the Loans, together with all other amounts then due and owing to the Lenders and each Hedge Counterparty, shall become immediately due and payable without further action by any Person. Except as set forth in the immediately preceding sentence, if an Event of Default under Section 801 occurs and is continuing, then and in every such case the Collateral Agent shall at the direction of the Majority Lenders declare the principal of and accrued interest on the Loans then Outstanding to be due and payable immediately, by a notice in

97 writing to the Borrower, each Hedge Counterparty and to the Collateral Agent given by the Majority Lenders, and upon any such declaration such principal and accrued interest shall become immediately due and payable. Section 803 Collection of Indebtedness. The Borrower covenants that, if an Event of Default occurs and is continuing and a declaration of acceleration has been made under Section 802 and not rescinded, the Borrower will, upon demand of the Collateral Agent (acting at the direction of the Majority Lenders), pay to the Collateral Agent, for the benefit of the Secured Parties, an amount equal to the whole amount then due and payable on the Loans for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the Default Rate payable with respect to each Loan and, in addition thereto, such further amount as shall be sufficient to cover all other Outstanding Obligations, the costs and out-of-pocket expenses of collection, including the reasonable and documented compensation, expenses, disbursements and advances of the Collateral Agent and the Majority Lenders, their respective agents and counsel incurred in connection with the enforcement of this Agreement. Section 804 Remedies. If an Event of Default occurs and is continuing, the Collateral Agent, by such officer or agent as it may appoint, shall notify each Lender, each Hedge Counterparty and the Administrative Agent of such Event of Default. So long as an Event of Default is continuing or at any time after a declaration of acceleration has been made, the Collateral Agent shall if instructed by the Majority Lenders: (i) institute any Proceedings, in its own name and as trustee of an express trust, for the collection of all amounts then due and payable under this Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Collateral and any other assets of the Borrower any monies adjudged due; (ii) subject to the quiet enjoyment rights of any lessee of a Managed Container, sell (subject to, in the case of any Managed Container that is not a Terminated Managed Container, the rights of the Manager under the Management Agreement), hold or lease the Collateral or any portion thereof or rights or interest therein, at one or more public or private transactions conducted in any manner permitted by law; (iii) institute any Proceedings from time to time for the complete or partial foreclosure of the Lien created by this Agreement with respect to the Collateral; (iv) institute such other appropriate Proceedings to protect and enforce any other rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy; (v) exercise any remedies of a secured party under the Uniform Commercial Code or any Applicable Law and take any other appropriate action to

98 protect and enforce the rights and remedies of the Collateral Agent or the Lenders hereunder; and (vi) appoint a receiver or a manager over the Borrower or its assets. Section 805 Reserved. Section 806 Allocation of Money Collected. If the Loans have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded or annulled, any money collected by the Collateral Agent pursuant to this Article or otherwise and any other monies that may be held or thereafter received by the Collateral Agent as security for the Loans and the obligations secured hereby shall be applied, to the extent permitted by law, in the following order, pursuant to a Manager Report by wire transfer of immediately available funds: (1) To the Collateral Agent, an amount equal to the sum of (A) all the Collateral Agent Fees and Collateral Agent Indemnified Amounts then due and payable and (B) any amounts payable to the Collateral Agent in accordance with the provisions of Section 403(e) hereof; (2) To the Director Services Provider in the amount of any unpaid fees owing pursuant to the Director Services Agreement (not to exceed $25,000 per annum) (3) To the Manager, an amount equal to the sum of: (i) the Management Fee then due and payable, (ii) the amount of any Management Fee Arrearage, and (iii) any Excess Deposit then due and payable, but in each case only to the extent not previously withheld by the Manager in accordance with the terms of the Transaction Documents, provided, further, however, that the foregoing amount (determined without regard to this proviso or any comparable proviso in any other section of this Agreement relating to distributions to the Manager) shall only be payable to the Manager up to the amount of any prior or current unpaid Net Manager Compensation, and the remainder thereof shall be payable directly to the Container Service Provider in payment of the CSP Compensation provided, further, that the aggregate amount payable pursuant to this clause (3) shall in no event exceed the sum of (i) such Management Fee, (ii) such Management Fee Arrearage (if any), and (iii) such Excess Deposit (if any); (4) To the Manager, reimbursement for any Manager Advances; (5) To the Administrative Agent, the Administrative Agent Fees then due and payable; (6) To the Persons entitled thereto: (i) any auditing, accounting and related fees then due and payable which are classified as a Borrower Expense and (ii) any other Borrower Expenses then due and payable, so long as the aggregate

99 amount paid pursuant to this clause (6) in any calendar year would not exceed One Hundred Thousand Dollars ($100,000); (7) To each of the following on a pro rata basis: (i) to each Hedge Counterparty, the amount of any scheduled payments (but excluding termination payments) then due and payable pursuant to the terms of any Hedge Agreement then in effect and (ii) to each Lender, an amount equal to its Pro Rata Share of the Interest Payment for such Payment Date (excluding the portion of such Interest Payment in respect of Step-Up Margin); (8) To each of the following on a pro rata basis: (i) to each Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including termination payments but excluding (x) any payments made pursuant to clause (7) above and (y) termination payments resulting from an “Event of Default” or a “Termination Event” (other than “Illegality” and “Tax Event”) (each as defined in the related Hedge Agreement) where the related Hedge Counterparty is the “Defaulting Party” or sole “Affected Party” (each as defined in the related Hedge Agreement)) pursuant to the terms of any Hedge Agreement then in effect, and (ii) to each Lender, to pay the unpaid principal balance of its Loan(s) until the Aggregate Loan Principal Balance is reduced to zero; (9) To each Lender, an amount equal to its Pro Rata Share of the Interest Payment for such Payment Date in respect of Step-Up Margin, after giving effect to the payment made pursuant to clause (7) above; (10) To the Lenders and Hedge Counterparties, on a pro rata basis, interest payments on the Loans and Default Fees not paid pursuant to clause (7) or clause (9) above and any Indemnity Amounts or other amounts then due and payable; (11) [Reserved]; (12) To the Collateral Agent, any Collateral Agent Fees and Collateral Agent Indemnified Amounts then due and payable, after giving effect to the payment made pursuant to clause (1) above; (13) To the Director Services Provider in the amount of any unpaid Indemnified Amounts (as defined in the Director Services Agreement) owing pursuant to the Director Services Agreement; (14) To each Hedge Counterparty, on a pro rata basis, the amount of any unpaid payments then due and payable (including termination payments resulting from an “Event of Default” or a “Termination Event” (other than “Illegality” and “Tax Event”), each as defined in the related Hedge Agreement, where the related Hedge Counterparty is the “Defaulting Party” or sole “Affected Party” (each as defined in the related Hedge Agreement),

100 but excluding any payments made pursuant to clause (7) or (8) above) pursuant to the terms of any Hedge Agreement then in effect; (15) To each of the following on a pro rata basis: (i) to the Borrower, the amount of any indemnity payments payable to the officers, directors and/or managers of the Borrower required to be made by the Borrower, and (ii) to the Manager, the amount of any indemnity payments required to be made by the Borrower to the Manager in accordance with the terms of the Management Agreement; and (16) To the Borrower, any remaining monies which may, any provision in the Transaction Documents to the contrary notwithstanding, be used by the Borrower for any purpose, including, without limitation, general corporate purposes, the distribution of dividends, repayment of debt, paying fees and expenses or any other purpose in the sole discretion of the Borrower. Section 807 Reserved. Section 808 Reserved. Section 809 Restoration of Rights and Remedies. If the Collateral Agent or any Lender has instituted any Proceeding to enforce any right or remedy under this Agreement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Collateral Agent or to such Lender, then and in every such case, subject to any determination in such Proceeding, the Borrower, the Collateral Agent and the Lenders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Collateral Agent and the Lenders shall continue as though no such Proceeding had been instituted. Section 810 Rights and Remedies Cumulative. No right or remedy conferred upon or reserved to the Collateral Agent, any Hedge Counterparty or to the Lenders pursuant to this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 811 Delay or Omission Not Waiver. No delay or omission of the Collateral Agent, of any Hedge Counterparty or of any Lenders to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Collateral Agent, any Hedge Counterparty, or to the Lenders may be exercised from time to time, and as often as may be deemed expedient, by the Collateral Agent, by any Hedge Counterparty or by the Lenders, as the case may be. Section 812 Control by Majority Lenders. (a) Upon the occurrence of an Event of Default, the Majority Lenders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy

101 available to the Collateral Agent or exercising any trust or power conferred on the Collateral Agent, provided that (i) such direction shall not be in conflict with any rule of law or with this Agreement, including, without limitation, Section 804 hereof and (ii) the Collateral Agent may take any other action deemed proper by the Collateral Agent which is not inconsistent with such direction. (b) Notwithstanding the grant of a security interest to secure the Outstanding Obligations owing to the Collateral Agent, for the benefit of the Secured Parties, all rights to direct actions or to exercise rights or remedies under this Agreement or the UCC (including these set forth in Section 804 hereof) shall be vested solely in the Majority Lenders and, by accepting the benefits of this Agreement, each Secured Party acknowledges such statement; provided, however, that nothing contained in this paragraph shall constitute a modification of Section 808, Section 813(b) or Section 815(d) hereof. Section 813 Waiver of Past Defaults. (a) The Majority Lenders may, on behalf of all the Lenders, waive any past Event of Default and its consequences, except an Event of Default: (i) in the payment of (x) the principal outstanding amount of the Loans on the Final Maturity Date of the Loans, (y) interest on the Loans on any Payment Date, or (z) fees in respect of the Loans on any Payment Date, all of which defaults can be waived solely by the affected Lenders; (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of all of the Lenders; or (iii) which requires the consent of a Hedge Counterparty under Section 1007 hereof, in which event the consent of such Hedge Counterparty must be obtained for the Majority Lenders to waive such Event of Default on behalf of all the Lenders. (b) Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured and not to have occurred for every purpose of this Agreement; provided, however, that no such waiver shall extend to (i) any subsequent or other Event of Default or impair any right consequent thereon or (ii) affect any Hedge Agreement which has been terminated in accordance with its terms. Section 814 Waiver of Stay or Extension Laws. The Borrower covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. Section 815 Sale of Collateral.

102 (a) The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Section 804 hereof shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all Outstanding Obligations shall have been paid in full. The Collateral Agent at the direction of the Majority Lenders may from time to time postpone any Sale by public announcement made at the time and place of such Sale. (b) Upon any Sale, whether made under the power of sale hereby given or under judgment, order or decree in any Proceeding for the foreclosure or involving the enforcement of this Agreement: (i) the Collateral Agent, at the written direction of the Majority Lenders, may bid for and purchase the property being sold, and upon compliance with the terms of such Sale may hold, retain and possess and dispose of such property in accordance with the terms of this Agreement; and (ii) the receipt of the Collateral Agent or of any officer thereof making such Sale shall be a sufficient discharge to the purchaser or purchasers at such Sale for its or their purchase money, and such purchaser or purchasers, and its or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Collateral Agent or of such officer thereof, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misappropriation or non-application thereof. (c) The Collateral Agent shall execute and deliver an appropriate instrument of conveyance provided to it transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Collateral Agent is hereby irrevocably appointed the agent and attorney-in-fact of the Borrower to transfer and convey its interest (subject to lessees’ rights of quiet enjoyment) in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Collateral Agent’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies. (d) The Collateral Agent acknowledges that its right to sell, transfer or otherwise convey any Hedge Agreement or any transaction outstanding thereunder, or to exercise foreclosure rights with respect thereto shall be subject to compliance with the provisions of the applicable Hedge Agreement. Section 816 Collateral Agent Action. The Collateral Agent’s right to seek and recover judgment on the Loans or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the Lien of this Agreement nor any rights or remedies of the Collateral Agent, any Hedge Counterparty or the Lenders shall be impaired by the recovery of any judgment by the Collateral Agent against the Borrower or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Borrower. ARTICLE IX THE COLLATERAL AGENT Section 901 Duties of the Collateral Agent. Each of the Lenders hereby (i) appoints Wilmington Trust, N.A. to act as the Collateral Agent under this Agreement and the other

103 Transaction Documents and as its “representative” as such term is used in the UCC, and (ii) authorizes and directs the Collateral Agent to enter into the Intercreditor Collateral Agreement and the Control Agreements. The Collateral Agent, prior to the occurrence of an Event of Default or after the cure or waiver of any Event of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied duties shall be inferred against it. If any Event of Default has occurred and is continuing, the Collateral Agent, at the written direction of the Majority Lenders, shall exercise such of the rights and powers vested in it by this Agreement. The Collateral Agent, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Collateral Agent which are specifically required to be furnished pursuant to any provisions of this Agreement, shall, as expressly set forth in this Agreement, determine whether they are substantially in the form required by this Agreement; provided, however, that the Collateral Agent shall not be responsible for investigating or re-calculating, evaluating, certifying, verifying or independently determining the accuracy or content (including mathematical calculations) of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished pursuant to this Agreement. No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that: (i) Prior to the occurrence of an Event of Default and after the cure or waiver of any Event of Default that may have occurred, the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement issued pursuant to the terms hereof. The Collateral Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement issued pursuant to the terms hereof, and no implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, statements, reports, documents, orders, opinions or other instruments (whether in their original or facsimile form) furnished to the Collateral Agent and conforming to the requirements of this Agreement; (ii) The Collateral Agent shall not be liable for actions taken, or any error of judgment made, in good faith by a Responsible Officer or Responsible Officers of the Collateral Agent, unless it shall be proved that the Collateral Agent was negligent in ascertaining the pertinent facts; and (iii) The Collateral Agent shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Lenders relating to the time, method and place of conducting any Proceeding for any remedy available to the Collateral Agent, or

104 exercising any trust or power conferred upon the Collateral Agent, under this Agreement. No provisions of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate security or indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent shall be subject to the provisions of this Section 901. Section 902 Certain Matters Affecting the Collateral Agent. (a) Except as otherwise provided in Section 901 hereof: (i) The Collateral Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any Opinion of Counsel, certificate of an officer of the Borrower, the Manager or the Administrative Agent, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties; (ii) The Collateral Agent may consult with counsel of its selection and any advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; (iii) The Collateral Agent shall not be liable with respect to any action it takes or omits to take in accordance with a direction received by it from the Borrower, the Manager, the Administrative Agent or the Majority Lenders in accordance with the terms of this Agreement and the other Transaction Documents. The Collateral Agent shall be under no obligation to institute, conduct or defend any litigation or Proceeding hereunder or in relation hereto at the request, order or direction of the Majority Lenders, pursuant to the provisions of this Agreement, unless the Majority Lenders shall have offered to the Collateral Agent security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; and (iv) The Collateral Agent shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; (b) The Collateral Agent shall not be bound to take any discretionary action, including any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority Lenders; provided,

105 however, that the Collateral Agent may require security or indemnity reasonably satisfactory to it against any cost, expense or liability likely to be incurred in making such investigation as a condition to so proceeding. The reasonable expense of any such examination shall be paid, on a pro rata basis, by the Lenders requesting such examination or, if paid by the Collateral Agent, shall be reimbursed by such Lenders upon demand; (c) The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Collateral Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; (d) The Collateral Agent shall not be deemed to have knowledge of any default, Event of Default, Early Amortization Event, or other event or information, or be required to act upon any default, Event of Default, Early Amortization Event, or other event or information (including the sending of any notice) unless a Responsible Officer of the Collateral Agent shall have received written notice or has actual knowledge of such event or information, and shall have no duty to take any action to determine whether any such event, default, Event of Default or Early Amortization Event has occurred; (e) The knowledge of the Collateral Agent shall not be attributed or imputed to any other roles of Wilmington Trust, National Association or its Affiliates (“Wilmington Trust”) in the transaction and knowledge of the Securities Intermediary shall not be attributed or imputed to each other or to the Collateral Agent (other than those where the roles are performed by the same group or division within Wilmington Trust or otherwise share the same Responsible Officers), or any Affiliate, line of business, or other division of Wilmington Trust (and vice versa); (f) Notwithstanding anything to the contrary herein or otherwise, under no circumstance will the Collateral Agent be liable for special, punitive, indirect, or consequential loss or damage of any kind whatsoever (including lost profits), whether or not foreseeable, even if the Collateral Agent is actually aware of or has been advised of the likelihood of such loss or damage; (g) Before the Collateral Agent acts or refrains from taking any action under this Agreement, it may require an Officer’s Certificate and/or an Opinion of Counsel from the party requesting that the Collateral Agent act or refrain from acting in form and substance acceptable to the Collateral Agent, the costs of which (including the Collateral Agent’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Collateral Agent act or refrain from acting. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificates and/or Opinions of Counsel; (h) The Collateral Agent shall incur no liability if, by reason of any provision of any future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, act of war or terrorism, or other circumstances beyond its reasonable control, the Collateral Agent shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed, or by reason of any

106 exercise of, or failure to exercise, any discretion provided for in this Agreement or any other transaction document; (i) Notwithstanding anything to the contrary in this Agreement, the Collateral Agent shall not be required to take any action that is not in accordance with Applicable Law; (j) The right of the Collateral Agent to perform any permissive or discretionary act enumerated in this Agreement or any related document shall not be construed as a duty; (k) Neither the Collateral Agent nor any of its officers, directors, employees, attorneys or agents will be responsible or liable for the existence, genuineness, value or protection of the Collateral, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents for the creation, perfection, continuation, priority, sufficiency or protection of any of the Liens created hereunder, or for any defect or deficiency as to any such matters, or for monitoring the status of any Lien or performance of the Collateral; (l) The Collateral Agent shall not be liable for any action or inaction of the Borrower, the Manager, the Seller, or any other party (or agent thereof) to this Agreement or any related document and may assume compliance by such parties with their obligations under this Agreement or any related agreements, unless a Responsible Officer of the Collateral Agent shall have received written notice to the contrary at the Corporate Trust Office of the Collateral Agent; (m) The rights, privileges, protections, immunities and benefits given to the Collateral Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Collateral Agent in each of its capacities hereunder and under the other Transaction Documents, including without limitation, the Securities Intermediary, and to each agent, custodian and other Person employed to act hereunder; (n) The Collateral Agent shall have no duty to see to, or be responsible for the correctness or accuracy of, any recording, filing or depositing of this Agreement or any agreement referred to herein, or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refilling or re-depositing of any thereof; and (o) The Collateral Agent shall not have any liability for any determination made by or on behalf of the Administrative Agent or the Borrower in connection with the determination of Adjusted Term SOFR or any replacement thereof or any alternate rate of interest to Adjusted Term SOFR, and each Lender shall be deemed to waive and release any and all claims against the Collateral Agent relating to any such determinations. The Collateral Agent will not have any liability or obligation with respect to any determination by the Administrative Agent or the Borrower that the circumstances set forth in Section 301(s) have occurred or the selection of any replacement or alternate rate of interest to Adjusted Term SOFR. The Collateral Agent shall not have any responsibility to make any determination with respect to Adjusted Term SOFR, or have any involvement in connection with the selection, cessation or replacement of Term SOFR or any replacement or alternate rate of interest to Term SOFR. The provisions of this Section 902 shall be applicable to the Collateral Agent in its capacity as the Collateral Agent under this Agreement.

107 Section 903 Collateral Agent Not Liable. (a) The recitals contained herein (other than the representations and warranties contained in Section 911 hereof) shall be taken as the statements of the Borrower, and the Collateral Agent assumes no responsibility for their correctness. The Collateral Agent makes no representations as to, and shall not be responsible for, the validity, legality, enforceability or adequacy or sufficiency of this Agreement, the Collateral or of any Transaction Document, or as to the correctness of any statement contained in any thereof; provided that this sentence shall not limit the representations and warranties made by the Collateral Agent in Section 911. The Collateral Agent shall not be accountable for the use or application by the Borrower of the Loans or of the proceeds thereof, or for the use or application of any funds paid to the Borrower or the Manager in respect of the Collateral. (b) The Collateral Agent shall have no responsibility or liability for or with respect to the existence or validity of any Container, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Collateral to the Collateral Agent or of any intervening assignment, the compliance by the Seller or the Manager with any covenant or the breach by the Seller or the Manager of any warranty or representation made hereunder, or in any related document or the accuracy of such warranty or representation, any investment of monies in the Distribution Account, the Revenue Reserve Account, or the Restricted Cash Account or any loss resulting therefrom (provided that such investments are made in accordance with the provisions of Section 303 hereof), or the acts or omissions of the Seller or the Manager taken in the name of the Collateral Agent. (c) Except as expressly provided herein, the Collateral Agent shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement or the granting of a security interest in such Contract hereunder or the receipt by the Collateral Agent of any payment relating to any Contract pursuant hereto, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower, the Seller or the Manager under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Contract. Section 904 Reserved. Section 905 Collateral Agent’s Fees and Expenses. The fees and expenses (“Collateral Agent Fees”) of the Collateral Agent shall be paid by the Borrower in accordance with Section 302 or 806 hereof. Subject to the provisions of Section 902(a)(iii) hereof, the Borrower shall indemnify the Collateral Agent and each of its officers, directors and employees for, and hold them harmless against, any loss, liability, damage, claim or out-of-pocket expense (including reasonable and documented out-of-pocket legal fees, costs and expenses and court costs), in each case incurred without negligence or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself both individually and in its representative capacity against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and those incurred in connection with any action, claim or suit brought to enforce the Collateral Agent’s right to indemnification

108 (“Collateral Agent Indemnified Amounts”). Upon request from the Borrower or any Lender, the Collateral Agent shall provide to such requesting party reasonable detail of all Collateral Agent Indemnified Amounts and expenses incurred by the Collateral Agent. The obligations of the Borrower under this Section 905 to compensate the Collateral Agent, to pay or reimburse the Collateral Agent for expenses, disbursements and advances and to indemnify and hold harmless, the Collateral Agent shall constitute Outstanding Obligations hereunder and shall survive the resignation or removal of the Collateral Agent and the satisfaction and discharge and assignment of this Agreement. When the Collateral Agent incurs expenses or renders services in connection with an Event of Default specified in Section 801(6) or Section 801(7), the expenses and the compensation for the services are intended to constitute expenses of administration under any Insolvency Law. Section 906 Eligibility Requirements for the Collateral Agent. The Collateral Agent hereunder shall at all times be a national banking association or a corporation organized and doing business under the laws of the United States of America or any State, and authorized under such laws to exercise corporate trust powers. In addition, the Collateral Agent or its parent corporation shall at all times (i) have a combined capital and surplus of at least Two Hundred Fifty Million Dollars ($250,000,000), (ii) be subject to supervision or examination by federal or State authority and (iii) have a long-term unsecured senior debt rating of not less than investment grade by Moody’s and S&P, and short-term unsecured senior debt rating of not less than investment grade by Moody’s and S&P. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then, for the purposes of this Section 906, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section, the Collateral Agent shall resign promptly in the manner and with the effect specified in Section 907 hereof. Section 907 Resignation and Removal of the Collateral Agent. The Collateral Agent may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Borrower, the Manager, the Administrative Agent, each Hedge Counterparty and each Lender. Upon receiving such notice of resignation, the Borrower, at the direction and subject to the consent of the Majority Lenders, shall promptly appoint a successor agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Collateral Agent, each Hedge Counterparty, the Administrative Agent and one copy to the successor Collateral Agent. If no successor Collateral Agent shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the Majority Lenders may appoint a successor Collateral Agent or, if it does not do so within 30 days thereafter, the resigning Collateral Agent may petition at the expense of the Borrower any court of competent jurisdiction for the appointment of a successor Collateral Agent, which successor Collateral Agent shall meet the eligibility standards set forth in Section 906. If at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of Section 906 hereof and shall fail to resign after written request therefor by the Borrower, at the direction of the Majority Lenders, or if at any time the Collateral Agent shall

109 become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Collateral Agent or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Borrower, at the direction of the Majority Lenders, shall remove the Collateral Agent and appoint a successor Collateral Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Collateral Agent so removed and one copy to the successor Collateral Agent. If no successor Collateral Agent shall have been so appointed and have accepted appointment within 30 days after such removal, the Majority Lenders may appoint a successor Collateral Agent or, if it does not do so within 30 days after such resignation or removal, the departing Collateral Agent may petition at the expense of the Borrower any court of competent jurisdiction for the appointment of a successor Collateral Agent, which successor Collateral Agent shall meet the eligibility standards set forth in Section 906. In addition, the Borrower may, with the consent of the Majority Lenders, remove the Collateral Agent for cause (which includes a determination by the Borrower and/or the Majority Lenders that Collateral Agent Indemnified Amounts and expenses are excessive) and appoint a successor Collateral Agent with prior written notice by written instrument, in duplicate, one copy of which instrument shall be delivered to the Collateral Agent so removed and one copy to the successor Collateral Agent. In connection with any such removal of the Collateral Agent, the departing Collateral Agent shall be entitled to receive all accrued but unpaid Collateral Agent Fees and Collateral Agent Indemnified Amounts. Any resignation or removal of the Collateral Agent and appointment of a successor Collateral Agent pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor Collateral Agent as provided in Section 908 hereof. Section 908 Successor Collateral Agent. Any successor Collateral Agent appointed as provided in Section 907 hereof shall execute, acknowledge and deliver to the Borrower, each Secured Party and to its predecessor Collateral Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as the Collateral Agent herein. The predecessor Collateral Agent shall upon payment of all charges due it, its agents and counsel deliver to the successor Collateral Agent all documents relating to the Collateral, if any, delivered to it, together with any amount remaining in the Distribution Account, the Revenue Reserve Account and the Restricted Cash Account. In addition, the predecessor Collateral Agent and, upon request of the successor Collateral Agent, the Borrower shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Collateral Agent all such rights, powers, duties and obligations. No successor Collateral Agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor Collateral Agent shall be eligible under the provisions of Section 906 hereof and shall be acceptable to the Majority Lenders. Upon acceptance of appointment by a successor Collateral Agent as provided in this Section, the Borrower shall mail notice of the succession of such Collateral Agent hereunder to all

110 Lenders at their respective addresses as shown in the registration books maintained by the Administrative Agent. If the Borrower fails to mail such notice within ten (10) days after acceptance of appointment by the successor Collateral Agent, the successor Collateral Agent shall cause such notice to be mailed at the expense of the Borrower. Section 909 Merger or Consolidation of the Collateral Agent. Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder, provided such corporation shall be eligible under the provisions of Section 906 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Section 910 Separate Collateral Agents, Co-Collateral Agents and Custodians. If the Collateral Agent is not capable of acting for jurisdictional purposes, it shall have the power from time to time to appoint one or more Persons or corporations to act either as co-agents jointly with the Collateral Agent, or as separate agents, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any of the Collateral, when such separate agent or co-agent is necessary or advisable under any Applicable Laws or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any applicable jurisdiction. The separate agents, co-agents, or custodians so appointed shall be agents, co-agents, or custodians for the benefit of the Secured Parties and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Collateral Agent and the Collateral Agent shall not have any liability relating to such appointment. The Borrower shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment. Every separate agent, co-agent and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions: (i) all powers, duties, obligations and rights conferred upon the Collateral Agent in respect of the receipt, custody and payment of moneys shall be exercised solely by the Collateral Agent; (ii) all other rights, powers, duties and obligations conferred or imposed upon the Collateral Agent shall be conferred or imposed upon and exercised or performed by the Collateral Agent and such separate agent, co-agent, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate agent, co-agent or custodian;

111 (iii) no agent, co-agent, separate agent or custodian hereunder shall be personally liable by reason of any act or omission of any other agent, co-agent, separate agent or custodian hereunder; and (b) the Borrower or the Collateral Agent may at any time accept the resignation of or remove any separate agent, co-agent or custodian so appointed by it or them if such resignation or removal does not violate the other terms of this Agreement. Any notice, request or other writing given to the Collateral Agent shall be deemed to have been given to each of the then separate agents and co-agents, as effectively as if given to each of them. Every instrument appointing any separate agent, co-agent, or custodian shall refer to this Agreement and the conditions of this Article. Each separate agent and co-agent, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Collateral Agent or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Collateral Agent. Every such instrument shall be furnished to the Collateral Agent and each Hedge Counterparty. Any separate agent, co-agents, or custodian may, at any time, constitute the Collateral Agent, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate agent, co-agent, or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Collateral Agent, to the extent permitted by law, without the appointment of a new or successor agent or custodian. No separate agent, co-agent or custodian hereunder shall be required to meet the terms of eligibility as a successor agent under Section 906 hereof and no notice to the Lenders of the appointment thereof shall be required under Section 908 hereof. The Collateral Agent agrees to instruct the co-agents, if any, to the extent necessary to fulfill the Collateral Agent’s obligations hereunder. Section 911 Representations and Warranties. The Collateral Agent hereby represents and warrants as of the Closing Date that: (a) Organization and Good Standing. The Collateral Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has the power to own its assets and to transact the business in which it is presently engaged; (b) Authorization. The Collateral Agent has the power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by the Collateral Agent by all necessary corporate action;

112 (c) Binding Obligations. This Agreement, assuming due authorization, execution and delivery by the Borrower, constitutes the legal, valid and binding obligations of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought, whether in a Proceeding at law or in equity; (d) No Violation. The performance by the Collateral Agent of its obligations under this Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the charter documents or bylaws of the Collateral Agent; (e) No Proceedings. There are no Proceedings or investigations to which the Collateral Agent is a party pending, or, to the knowledge of the Collateral Agent without independent investigation, threatened, before any court, regulatory body, administrative agency or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Collateral Agent of its obligations under, or the validity or enforceability of, this Agreement; and (f) Approvals. Neither the execution or delivery by the Collateral Agent of this Agreement nor the consummation of the transactions by the Collateral Agent contemplated hereby requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any Governmental Authority under any existing federal or State of New York or State of Minnesota law governing the banking or trust powers of the Collateral Agent. Section 912 Reserved. Section 913 Notice of Various Events. If a Responsible Officer of the Collateral Agent shall have actual knowledge that an Event of Default or an Early Amortization Event shall have occurred and be continuing, the Collateral Agent shall promptly (but in any event within five (5) Business Days) give written notice thereof to each affected Lender, the Administrative Agent and each Hedge Counterparty. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Collateral Agent, the Collateral Agent shall not be deemed to have actual knowledge of any Event of Default or Early Amortization Event unless notified in writing thereof by the Borrower, the Seller, the Manager, the Administrative Agent or a Lender, and such notice references the Borrower or this Agreement. Section 914 Notices. Any application by the Collateral Agent for written instructions from the Borrower may, at the option of the Collateral Agent, set forth in writing any action proposed to be taken or omitted by the Collateral Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Collateral

113 Agent shall not be liable for any action taken by, or omission of, the Collateral Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the limited liability company manager of the Borrower actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Collateral Agent shall have received written instructions in response to such application specifying the action to be taken or omitted. ARTICLE X SUCCESSORS AND ASSIGNS; AMENDMENTS Section 1001 General Condition. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or Outstanding Obligations hereunder without the prior written consent of each Lender. No Lender may assign or otherwise transfer any of its rights or obligations hereunder except (a) to an Eligible Assignee in accordance with the provisions of Section 1002, (b) by way of participation in accordance with the provisions of Section 1004 or (c) by way of pledge or assignment of a security interest in accordance with the provisions of Section 1005. Any other attempted assignment or transfer by any party hereto shall be null and void. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, participants to the extent provided in Section 1004, and, to the extent expressly contemplated hereby, the Related Group of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or any of the other Transaction Documents. Assignments and Transfers by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (i)(B) of this Section in the aggregate or in the case of an assignment to an Eligible Assignee, no minimum amount need be assigned; and (B) in any case not described in paragraph (i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such

114 assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 (unless such assignment is made by a Conduit Lender to an Eligible Assignee), unless each of the Administrative Agent and, so long as the Conversion Date has not occurred and no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loan or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (i)(B) of this Section and the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (w) an Event of Default has occurred and is continuing at the time of such assignment, or (x) such assignment is to an Eligible Assignee, or (y) such assignment is made by a Conduit Lender to an Eligible Assignee, or (z) the Conversion Date shall have occurred. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (unless such assignment is made by a Conduit Lender to an Eligible Assignee); provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower's Affiliates, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof, or (C) a Competitor. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

115 (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. From and after the effective date of such assignment, the Eligible Assignee shall be a Lender under the Transaction Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement and the other Transaction Documents. In the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 301(q) and (t) with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 1004. Notwithstanding anything to the contrary contained herein, the Borrower shall not be obligated to pay to the Eligible Assignee any amount under Section 301(q) or Section 301(t) that is greater than the amount that the Borrower would have been obligated to pay such Eligible Assignee’s assignor if such assigning Lender had not assigned to such Eligible Assignee any of its rights under this Agreement, unless (i) the circumstances giving rise to such greater payments did not exist at the time of such assignment, or (ii) the Borrower consented to the assignment to such Eligible Assignee. Section 1003 Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Aggregate Loan Principal Balance (and stated interest) owing

116 to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Transaction Documents is pending, any Lender wishing to consult with other Lenders in connection therewith may request and receive from the Administrative Agent a copy of the Register. Section 1004 Participation. (a) Any Lender may at any time, without the consent of, or notice to, the Borrower, sell participations to any Person (other than a natural person, a Competitor, the Borrower or an Affiliate of the Borrower) (each, a “Participant”) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of the Loans owing to it); provided, that (a) such Lender’s obligations under this Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other Borrower for the performance of such obligations and (c) the Borrower, and the Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Transaction Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Transaction Documents; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of, and interest rate on, the Loans, or extend any regularly scheduled payment date for principal or interest or the Final Maturity Date. Subject to clause (b) below, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 301(q) and (t) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (1) above. (b) Limitations on Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 301(q) and/or (t) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 301(q) unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 301(q)(6) as though it were a Lender. (c) Participant Register. Each Lender that sells a participation shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in the Loans or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure (x) is necessary to establish that such loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or (y) is reasonably requested by the Collateral Agent, the Administrative Agent, the Borrower, the Seller or the

117 Manager in connection with any policies and procedures relating to applicable sanctions, anti- bribery, anti-corruption or anti-money laundering laws, regulations or rules. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, neither the Borrower nor the Administrative Agent shall have any responsibility for maintaining a Participant Register. Section 1005 Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Loans) to secure obligations of such Lender, including any pledge or assignment to secure obligations to (i) a Federal Reserve Bank, the European Central Bank or any other applicable central bank or Governmental Authority, or (ii) a collateral agent or a security trustee in connection with the funding by such Lender of all or a portion of its investment in the Loans, without notice to or consent of the Borrower or any other party; provided, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 1006 Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 1007 Consents, Amendments, Waivers, Etc. Any consent or approval required or permitted by this Agreement to be given by the Lenders may be given, and any term of this Agreement, the other Transaction Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement, the other Transaction Documents or such other instrument or the continuance of any Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Lenders (unless otherwise specifically provided). Notwithstanding the foregoing, no amendment, modification or waiver shall: (a) without the written consent of the Borrower and each Lender directly affected thereby: (i) reduce, delay or forgive the payment or repayment when due of any Supplemental Principal Payment Amount, the unpaid principal of any Loans or any fees or other amounts payable to any Lender hereunder or under any other Transaction Document or reduce the amount or rate of interest (or fees) on the Loans or the priority thereof (other than interest at the Default Rate accruing before or after the date of any waiver by the Majority Lenders of the Event of Default relating thereto);

118 (ii) postpone or extend any Payment Date or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or other amounts payable to such Lender (it being understood that (A) a waiver of the application of the default rate of interest pursuant to Section 301(i), and (B) any vote to rescind any acceleration made pursuant to Section 802 of amounts owing with respect to the Loans and other Outstanding Obligations shall require only the approval of the Majority Lenders); (iii) release all, or substantially all, or permit the creation of any Lien (other than Permitted Encumbrances) on the Collateral ranking prior to or party with the Lien created by this Agreement; and (iv) change the pro rata nature of payments to and from a Lender, and increase or extend the Commitment of a Lender. (b) without the written consent of all of the Lenders, amend, modify or waive this Section 1007, any other provision of this Agreement or any other Transaction Document that expressly requires the consent of all of the Lenders, the definitions of “Eligible Container”, “Majority Lenders”, “Asset Base”, “Aggregate Net Book Value”, or “Pro Rata Share”; (c) without the written consent of the Collateral Agent, amend or waive Article IX, the amount or time of payment of any fee payable for the Collateral Agent’s account or any other provision applicable to the Collateral Agent; (d) without the written consent of the Administrative Agent, amend or waive Article XIV, the amount or time of payment of any fee payable for the Administrative Agent’s account or any other provision applicable to the Administrative Agent; (e) without the written consent of each affected Hedge Counterparty, (i) amend, modify, waive or supplement any sections in this Agreement granting rights or benefits with respect to Hedge Agreements or Hedge Counterparties if the effect of any such amendment, modification, waiver or supplement is to modify in a manner adverse to such Hedge Counterparty such rights or benefits; (ii) enter into any amendments, modifications, waivers or supplements which would adversely affect or deprive such Hedge Counterparty of any rights expressly granted to it under this Agreement or to subordinate any payment priority attributed to such Hedge Counterparty; (iii) release all, or substantially all, or permit the creation of any Lien (other than Permitted Encumbrances) on the Collateral ranking prior to or parri passu with the Lien created by this Agreement; or (iv) waive an Event of Default if, at the time of such waiver, the related Hedge Agreement has been previously terminated and the Hedge Counterparty is owed any termination payments on account thereof; or (f) without the written consent of each Conduit Lender, amend, modify or waive the definition of Eligible Assignee or any of Sections 301(b), 301(d), 636, 1002, 1311 or 1406, in each case, in a manner that adversely impacts such Conduit Lender. Notwithstanding anything to the contrary herein, no Defaulting Lender will have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender

119 may be effected with the consent of the Lenders other than Defaulting Lenders), except that (1) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender, (2) the amount of principal and accrued fees and interest owing to any Defaulting Lender may not be reduced without the consent of such Lender, and (3) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders will require the consent of such Defaulting Lender. In executing, or accepting the additional trusts created by, an amendment permitted by this Article or the modification thereby of the trusts created by this Agreement, the Collateral Agent shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that all conditions precedent specified in this Agreement for the execution of such amendment have been satisfied and that the execution of such amendment is authorized or permitted by this Agreement. The Collateral Agent may, but shall not be obligated to, enter into any such amendment which affects the Collateral Agent’s own rights, duties or immunities under this Agreement or otherwise. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Collateral Agent, Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances. Prior to the execution of any amendment, modification, waiver or supplement pursuant to this Section 1007, the Borrower shall provide a written notice (which may be in the form of an e- mail) to each Hedge Counterparty setting forth in general terms the substance of any such amendment, modification, waiver or supplement. Promptly after the execution of any amendment, modification, waiver or supplement pursuant to this Section, the Borrower shall mail (which may be in the form of an e-mail) to the Lenders and each Hedge Counterparty, a notice setting forth in general terms the substance of such amendment, modification, waiver or supplement, together with a copy of the text of such amendment, modification, waiver or supplement. ARTICLE XI CONDITIONS PRECEDENT Section 1101 Conditions Precedent to Effectiveness of Agreement. The effectiveness of this Agreement is subject to the condition precedent that the Collateral Agent, the Administrative Agent and the Lenders shall have received all of the following, each duly executed and delivered, in form and substance satisfactory to all of the initial Lenders: (a) Certificate(s) of Secretary or Assistant Secretary or Officer; Other Documents. Separate certificates executed by the corporate secretary, assistant secretary or authorized officer of each of the Manager, TAL, the Seller, the Container Service Provider and the Borrower as of the Closing Date, certifying (i) that the respective company has the authority to execute and deliver, and perform its respective obligations under each of the Transaction Documents to which it is a party, and (ii) that attached are true, correct and complete copies of

120 the board resolutions and incumbency certificates of the related company in form and substance satisfactory to each Lender as to such matters as the Lender shall reasonably require. (b) Transaction Documents; Notes. This Agreement and all other Transaction Documents shall have been executed and delivered by the Borrower and all other parties thereto, together with such other documents reasonably requested by the Administrative Agent, the Collateral Agent or any Lender. There shall have been delivered to the Administrative Agent for the account of each Lender that has requested a Note, the appropriate Note, in each case executed by the Borrower and in the amount, maturity and as otherwise provided herein. (c) Opinions of Counsel. Opinions from counsel to the Borrower, the Seller, the Container Service Provider, TAL and the Manager, each dated the Closing Date and in form and in substance satisfactory to each Lender, as to such matters as it shall reasonably require including, without limitation, true sale, non-consolidation, enforceability, investment company act, corporate matters, perfected security interest in the Collateral and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request. (d) Certificate as to Managed Containers. A certificate from the Manager, dated the Closing Date, certifying that it is managing all of the Managed Containers in accordance with the Management Agreement in satisfactory form shall have been duly executed and delivered. (e) Fees. The Borrower shall have paid all fees owing to the Administrative Agent, the Collateral Agent and the Lenders, including the Upfront Fee. (f) Matters regarding the Collateral. The Administrative Agent and the Lenders shall have received from the Borrower satisfactory evidence of (i) the existence or validity of the Collateral, (ii) the perfection of the Collateral Agent’s security interest in the Collateral, and (iii) compliance by the Borrower, the Seller, the Container Service Provider and the Manager with all of their respective covenants, and the accuracy of all of their respective warranties or representations, in each case to the extent such covenants, warranties or representations relate to the Collateral. (g) Notices. The Borrower (or the Manager on its behalf) shall have delivered notices of (i) the designation of the Borrower as an “Unrestricted Subsidiary” under the TCIL Credit Agreement, and (ii) the designation of the Borrower and Collateral Agent as a “Managed Equipment Owner” and “Managed Equipment Lender”, respectively, under the Intercreditor Collateral Agreement in effect as of the Closing Date. (h) Officer’s Certificate. The Administrative Agent shall have received a certificate from the Borrower, dated as of the Closing Date and signed by an Authorized Officer of the Borrower, certifying (a) that no Default, Event of Default or Early Amortization Event exists on such date and (b) all representations and warranties of the Borrower contained herein and in each other Transaction Document are true and correct in all material respects. (i) Further Assurances. All instruments and agreements in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the

121 Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of company proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper company or governmental authorities. Section 1102 Conditions Precedent to all Loans. Each Loan (including any Loans on the Closing Date) shall be subject to satisfaction of the following conditions precedent: (a) Representations and Warranties. The representations and warranties contained in Section 501 of this Agreement are true and correct as though made on the date of such Loan unless such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty was true and correct as of such earlier date. (b) Performance by Borrower. On and as of such day, the Borrower has performed in all material respects all of the agreements contained in this Agreement and the other Transaction Documents to which it is a party to be performed by the Borrower at or prior to such day. (c) Early Amortization Event or Asset Base Deficiency. Both before and after giving effect to the Loan, no Asset Base Deficiency or Early Amortization Event shall have occurred and be continuing unless, in each case, the Loan has been approved by each Lender. (d) Funding Notice and Asset Base Certificate. The Borrower shall have delivered to the Administrative Agent a duly completed and executed (i) Funding Notice in accordance with the terms of this Agreement and (ii) an Asset Base Certificate demonstrating that no Asset Base Deficiency shall exist before and after the making of the requested Loan (which calculations shall give effect to any Eligible Containers to be acquired with the proceeds of such Loan). (e) Event of Default. No Event of Default, or event or condition that with the passage of time or the giving of notice or both would constitute an Event of Default, shall have occurred and be continuing. (f) Conversion Date. The Conversion Date shall not have occurred. (g) Discharge of Existing Indebtedness. If the Borrower requests that the proceeds of the Loans be used in whole or in part to discharge in full any undischarged Liens on the Containers to be acquired on such date, the Borrower shall provide the name of the related lienholders, a pay-off letter from such lienholder and the related wiring instructions to the Administrative Agent. ARTICLE XII EARLY AMORTIZATION EVENTS Section 1201 Early Amortization Events. As of any date of determination, the existence of any one of the following events or conditions shall constitute an Early Amortization Event:

122 (1) The occurrence of (i) an Event of Default, (ii) a breach by the Seller of any of its obligations under the Contribution and Sale Agreement or any other Transaction Document to which it is a party, which breach materially and adversely affects the interests of any Lender and which continues, if curable, for sixty (60) days after the occurrence of such breach, or (iii) any representation or warranty of the Seller made in the Contribution and Sale Agreement or any other Transaction Document to which it is a party shall prove to be inaccurate in any respect when made which materially and adversely affects the interest of any Lender, and such inaccuracy, if curable, continues for thirty (30) days after the date on which there has been given to the Borrower by the Collateral Agent (at the direction of a Lender), or to the Borrower and the Collateral Agent by any Lender, a written notice specifying such inaccuracy and requiring it to be remedied, provided, however, that if such inaccuracy is capable of cure and the Seller or the Borrower is diligently attempting to effect such cure at the end of such thirty (30) day period, the Seller and the Borrower shall be entitled to an additional thirty (30) day period in which to complete such cure; for the avoidance of doubt, a breach of any Container Representation and Warranty shall be considered to have been cured upon the repurchase by the Seller of the applicable Container and Related Assets with respect thereto; (2) a Manager Default shall have occurred and then be continuing; (3) if on any Payment Date an Asset Base Deficiency shall exist; (4) as of each Payment Date occurring after the Amendment Number 3 Effective Date, the Borrower EBIT to Borrower Cash Interest Expense Ratio (as reported in the related Manager Report) shall be less than 1.3 to 1.0; and (5) as of any Payment Date, the Weighted Average Age of the Eligible Containers (as reported in the related Manager Report) shall be greater than nine (9.0) years. If the Early Amortization Event described in either of clauses (4) or (5) occurs, such condition shall be deemed cured if it does not exist on any subsequent Payment Date as reported in the Manager Report delivered on the Determination Date for such Payment Date, such cure to become effective on such Payment Date. Except as set forth in the immediately preceding sentence, if an Early Amortization Event exists on any Payment Date, then such Early Amortization Event shall be deemed to continue until the Business Day on which the Majority Lenders waive, in writing, such Early Amortization Event. The Collateral Agent shall promptly provide notice of any such waiver to each Hedge Counterparty. Section 1202 Remedies. If an Early Amortization Event shall have occurred and then be continuing, the Collateral Agent shall have in addition to the rights provided in the Transaction Documents, all rights and remedies provided under all Applicable Laws.

123 ARTICLE XIII MISCELLANEOUS PROVISIONS Section 1301 Compliance Certificates and Opinions. Upon any application or request by the Borrower to the Collateral Agent to take any action under any provision of this Agreement, the Borrower shall furnish to the Collateral Agent a certificate stating that all conditions precedent, if any, provided for in this Agreement have been complied with and, if required pursuant to the terms of this Agreement, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished. (a) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include: (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and (b) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; provided that in the case of an opinion delivered by a law firm, such opinion may, but need not, make such statements with regard to the individual signing such opinion. Section 1302 Form of Documents Delivered to Collateral Agent. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. (a) Any certificate or opinion may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, another Person, unless the Person providing such certificate or opinion knows that the certificate or opinion or representations with respect to the matters upon which such Person’s certificate or opinion is based are erroneous.

124 (b) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument. Section 1303 Acts of Lenders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Lenders may be (i) embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lenders in person or by an agent duly appointed in writing, (ii) evidenced by the written consent or direction of the Lenders of the specified percentage of the principal amount of the Loans, or (iii) evidenced by a combination of such instrument or instruments; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments, or consent or direction, are delivered to the Collateral Agent and, where it is hereby expressly required, to the Borrower. Proof of execution of any such instrument or of a writing appointing any such agent or of the execution of any written consent or direction shall be sufficient for any purpose of this Agreement and conclusive in favor of the Collateral Agent and the Borrower, if made in the manner provided in this Section. (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Collateral Agent deems sufficient. Section 1304 Expenses. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Transaction Documents and the other agreements and instruments mentioned herein, (b) the reasonable and documented fees, expenses and disbursements of the Administrative Agent’s special counsel and any local counsel to the Administrative Agent actually incurred in connection with the preparation, administration, or interpretation of or due diligence related to the Transaction Documents and other instruments mentioned herein (regardless of whether this loan facility is closed), any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Transaction Document upon payment in full in cash of all of the Outstanding Obligations or pursuant to any terms of such Transaction Document providing for such cancellation, (c) the reasonable and documented fees, expenses and disbursements of the Administrative Agent or any of its Affiliates actually incurred by the Administrative Agent or such Affiliate in connection with the preparation, syndication, administration or interpretation of the Transaction Documents and other instruments mentioned herein, (d) any reasonable and documented fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral, (e) all reasonable and documented out-of-pocket expenses (including without limitation reasonable and documented attorneys’ fees and costs, and

125 reasonable and documented consulting, accounting, audit, due diligence, field examination, investment banking and similar professional fees and charges) actually incurred by the Lenders and/or the Administrative Agent in connection with (x) the enforcement of or preservation of rights under any of the Transaction Documents against the Borrower or the administration thereof after the occurrence and during the continuance of an Event of Default and (y) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Administrative Agent’s relationship with the Borrower, provided, that, notwithstanding anything to the contrary in any Transaction Document, the Borrower shall only be obligated to pay the reasonable and documented fees and expenses of (1) one counsel for the Administrative Agent and the Lenders in connection with this clause (e) (to the extent such Lenders are not conflicted with the Administrative Agent in any proceeding described in or resulting from any circumstance described in this clause (e)) and (2) separate counsel for each Lender that is conflicted with the Administrative Agent in connection with this clause (e); and (f) all reasonable and documented fees, expenses and disbursements of Collateral Agent incurred in connection with UCC searches or UCC filings. The covenants contained in this Section 1304 shall survive payment or satisfaction in full of all Outstanding Obligations. Section 1305 Limitation of Right. Except as expressly set forth in this Agreement, this Agreement shall be binding upon the Borrower, the Lenders and their respective successors and permitted assigns and shall not inure to the benefit of any Person other than the parties hereto, the Lenders and the Manager as provided herein. Notwithstanding the previous sentence, the parties hereto, the Seller and the Manager acknowledge that each Hedge Counterparty is an express third party beneficiary hereof entitled to enforce its rights hereunder as if actually a party hereto. Section 1306 Severability. If any provision of this Agreement is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections of this Agreement shall not affect the remaining portions of this Agreement, or any part thereof. Section 1307 Notices. (a) All demands, notices, instructions, directions and communications hereunder shall be in writing, personally delivered, or by facsimile (with subsequent telephone confirmation of receipt thereof), or sent by internationally recognized overnight courier service to: Manager: Triton Container International Limited c/o Triton Container International, Incorporated of North America 100 Manhattanville Road Purchase, New York 10577-2135 Attn: Michael S. Pearl Fax: 914-697-2526

126 with a copy to: Triton Container International Limited c/o Triton Container International, Incorporated of North America 100 Manhattanville Road Purchase, New York 10577-2135 Attn: Marc A. Pearlin Fax: 914-697-2526 Borrower: TIF Funding LLC c/o Triton Container International, Incorporated of North America 100 Manhattanville Road Purchase, New York 10577-2135 Attn: Michael S. Pearl with a copy to: Triton Container International Limited c/o Triton Container International, Incorporated of North America 100 Manhattanville Road Purchase, New York 10577-2135 Attn: Michael S. Pearl Fax: 914-697-2526 and Triton Container International Limited c/o Triton Container International, Incorporated of North America 100 Manhattanville Road Purchase, New York 10577-2135 Attn: Marc A. Pearlin Fax: 914-697-2526

127 Lenders: Wells Fargo Bank, National Association 550 South Tryon Street Charlotte, NC 28202 Email: Emily.Alt@wellsfargo.com ABN AMRO Capital USA LLC 100 Park Avenue, Floor 17 New York, New York 10017 Email: Ross.Briggs@abnamro.com Administrative Agent Wells Fargo Bank, National Association 550 South Tryon Street Charlotte, NC 28202 Email: Emily.Alt@wellsfargo.com  Collateral Agent: Wilmington Trust, National Association 1100 North Market Street Rodney Square North Wilmington, Delaware Attention: Corporate Trust Administration /Robert Perkins Fax: 302-651-8947 Hedge Counterparty: To its address as set forth in the applicable Hedge Agreement or at such other address as shall be designated by such party in a written notice to the other parties. Any notice required or permitted to be given to the Lenders shall be given by certified first class mail, postage prepaid (return receipt requested), or by courier, or by facsimile, with subsequent telephone confirmation of receipt thereof, in each case at the address of the Lender or to the telephone and fax number furnished by the Lender. Notice shall be effective and deemed received (a) two (2) days after being delivered to the courier service, if sent by courier, (b) upon receipt of confirmation of transmission, if sent by fax, or (c) when delivered, if delivered by hand. Section 1308 Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. Section 1309 Captions. The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

128 Section 1310 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Section 1311 No Petition. (a) The Collateral Agent, on its own behalf, hereby covenants and agrees, and each Lender by its funding of the Loans shall be deemed to covenant and agree, that it will not institute (or cause or direct or solicit any Person to institute) against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, at any time other than on a date which is at least one (1) year and one (1) day after the last date on which the Loans are Outstanding. (b) Each party hereto agrees, for the benefit of the holders of the privately or publicly placed indebtedness for borrowed money on behalf of each Conduit Lender, not, prior to the date which is one year and one day after the payment in full of all such indebtedness, to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause such Conduit Lender to invoke, the process of any Governmental Authority for the purpose of (a) commencing or sustaining a case against such Conduit Lender under any federal or state bankruptcy, insolvency or similar law (including the Federal Bankruptcy Code), (b) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for such Conduit Lender, or any substantial part of its property, or (c) ordering the winding up or liquidation of the affairs of such Conduit Lender. (c) Notwithstanding anything contained in this Agreement to the contrary, no Conduit Lender shall have any obligation to pay any amounts owing under this Agreement unless and until such Conduit Lender has received such amounts pursuant to this Agreement. The parties hereto hereby agree that no amount owing hereunder constituting fees, indemnities or expenses shall constitute a claim (as defined in Section 101 or Tittle 11 of the United States Bankruptcy Code or any similar law in any other jurisdiction) against any Conduit Lender, and no Conduit Lender shall not be required to pay such amounts, unless such Conduit Lender has received cash pursuant to this Agreement sufficient to pay such amounts, and such amounts are not necessary to pay outstanding indebtedness of such Conduit Lender. (d) The provisions of this Section 1311 shall survive the termination of the Commitments and repayment in full of the Outstanding Obligations and the termination of the Loan Agreement. Section 1312 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR

129 PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF. Section 1313 Waiver of Immunity. To the extent that any party hereto or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal actions, suits or proceedings, from set-off or counterclaim, from the jurisdiction or judgment of any competent court, from service of process, from execution of a judgment, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, such party, for itself and its successors and assigns and its property, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the other Transaction Documents or the subject matter hereof or thereof, subject, in each case, to the provisions of the Transaction Documents and mandatory requirements of Applicable Law. Section 1314 Judgment Currency. The parties hereto (A) acknowledge that the matters contemplated by this Agreement are part of an international financing transaction and (B) hereby agree that (i) specification and payment of Dollars is of the essence, (ii) Dollars shall be the currency of account in the case of all obligations under the Transaction Documents unless otherwise expressly provided herein or therein, (iii) the payment obligations of the parties under the Transaction Documents shall not be discharged by an amount paid in a currency or in a place other than that specified with respect to such obligations, whether pursuant to a judgment or otherwise, except to the extent actually received by the Person entitled thereto and converted into Dollars by such Person (it being understood and agreed that, if any party hereto shall so receive an amount in a currency other than Dollars, it shall (A) if it is not the Person entitled to receive payment, promptly return the same (in the currency in which received) to the Person from whom it was received or (B) if it is the Person entitled to receive payment, either, in its sole discretion, (x) promptly return the same (in the currency in which received) to the Person from whom it was received or (y) subject to reasonable commercial practices, promptly cause the conversion of the same into Dollars), (iv) to the extent that the amount so paid on prompt conversion to Dollars under normal commercial practices does not yield the requisite amount of Dollars, the obligee of such payment shall have a separate cause of action against the party obligated to make the relevant payment for the additional amount necessary to yield the amount due and owing under the Transaction Documents, (v) if, for the purpose of obtaining a judgment in any court with respect to any obligation under any of the Transaction Documents, it shall be necessary to convert to any other currency any amount in Dollars due thereunder and a change shall occur between the rate of exchange applied in making such conversion and the rate of exchange prevailing on the date of payment of such judgment, the obligor in respect of such obligation will pay such additional amounts (if any) as may be necessary to insure that the amount paid on the date of payment is the amount in such other currency which, when converted into Dollars and transferred to New York City, New York, in accordance with normal banking procedures, will result in realization of the amount then due in Dollars and (vi) any amount due under this paragraph shall be due as a separate debt and shall not be affected by or merged into any judgment being obtained for any other sum due under or in respect of the Transaction Documents.

130 Section 1315 Consents and Approvals. If a consent or approval from any Person (other than the Collateral Agent, the Administrative Agent, the Borrower and any Lender (including any Conduit Lender)) is required to be provided to the Borrower under this Agreement, such consent or approval shall be deemed to have been given if the Borrower does not receive a written objection from such Person within ten (10) Business Days after a written request by the Borrower for such consent or approval shall have been given. Section 1316 Counterparts; Signatures. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. This Agreement may be executed by an authorized individual on behalf of each party hereto by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Notwithstanding the foregoing, with respect to any notice provided for in this Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof. Section 1317 PATRIOT Act. The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, the Collateral Agent in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Agent. Each party hereby agrees that it shall provide the Collateral Agent with such information as the Collateral Agent may request that will help Collateral Agent to identify and verify each party’s identity, including without limitation each party’s name, physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Section 1318 Indemnification. (a) The Borrower shall indemnify the Administrative Agent (and any sub- agent thereof), each Lender and each Person in its Related Group and each officer, director or agents of each of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including (A) special, indirect, consequential or punitive damages or any liabilities actually incurred or paid by any Indemnitee to a third party that does not also have rights as an Indemnitee under this Section 1318 and (B) subject to the final proviso in this paragraph, the fees, charges and disbursements of any external counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the

131 Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by the Borrower, or any environmental liability related in any way to the Borrower or any of its Subsidiaries, (iv) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including reasonable counsel fees and disbursements) incurred in connection with defense thereof by, an Indemnitee as a result of conduct of the Borrower or the Manager that violates a sanction enforced by OFAC or (v) any actual claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee (and, upon any such determination, any indemnification payments with respect to such indemnified matter or related costs and expenses previously received by such Indemnitee shall be promptly reimbursed by such Indemnitee), or (y) result from a claim brought by the Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Transaction Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction; provided, further, that, notwithstanding anything to the contrary in any Transaction Document, the Borrower shall only be obligated to pay the reasonable and documented fees and expenses of (x) one counsel for the Administrative Agent and the Lenders (to the extent such Lenders are not conflicted with the Administrative Agent in any proceeding described in or resulting from any circumstance described in clauses (i) through (v) above) and (y) separate counsel for each Lender that is conflicted with the Administrative Agent in any proceeding described in or resulting from any circumstance described in clauses (i) through (v) above. (b) To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent, under clause (a) hereof, each Lender severally agrees to pay to the Administrative Agent, such Lender’s pro rata share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. (c) To the extent permitted by applicable law, none of the Borrower, the Administrative Agent, the Collateral Agent, any Lender or any other Indemnitee shall assert, and each of such Persons hereby waives, any claim against any other of such Persons, on any theory of liability, for special, indirect, consequential or punitive damages or any liabilities based upon any theory of lost profits (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Loan or the use of proceeds thereof; provided, however, that nothing in this sentence shall prevent any Indemnitee that is entitled to indemnification under

132 Section 1318(a) for any such damages or liabilities from seeking indemnification for such liabilities (to the extent paid to a third party that does not also have rights as an Indemnitee under this Section 1318) from the Borrower thereunder. (d) The agreements in this Section 1318 shall survive the resignation of the Administrative Agent, the replacement of any Lender, and the repayment, satisfaction or discharge of all Outstanding Obligations. Section 1319 Multiple Roles. The parties expressly acknowledge and consent to Wilmington Trust, National Association acting in the multiple capacities of Securities Intermediary, and in the capacity as Collateral Agent. Wilmington Trust, National Association may, in such multiple capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles or other breach of duties to the extent that any such conflict or breach arises from the performance by Wilmington Trust, National Association of express duties set forth in this Agreement and any other transaction documents in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wilmington Trust, National Association. Section 1320 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement, any other Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Agreement or the other Transaction Documents, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document ; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. For purposes of this Section 1320, the following terms have the following meanings:

133 “Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution. “Bail-In Action”: The exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Resolution Authority” means any EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

134 “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1321 Acknowledgement Regarding Any Supported QFCs. To the extent that the Transaction Documents provide support through a guarantee or otherwise, for any Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Transaction Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Transaction Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. For purposes of this Section 1321, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party.

135 “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning provided in this Section 1321. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning provided in this Section 1321. “Supported QFC” has the meaning provided in this Section 1321. “U.S. Special Resolution Regimes” has the meaning provided in this Section 1321. ARTICLE XIV THE ADMINISTRATIVE AGENT Section 1401 Authorization and Action. (a) Each Lender hereby designates and appoints Wells Fargo Bank, National Association as the Administrative Agent, and authorizes Wells Fargo Bank, National Association to take such actions as agent on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement and the other Transaction Documents, together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the related Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower, the Seller or the Manager or any of their respective successors or assigns. The Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Administrative Agent hereunder shall terminate at the time of the indefeasible payment in full of all amounts due under the Transaction Documents. Section 1402 Delegation of Duties.

136 The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Section 1403 Exculpatory Provisions. (a) The Administrative Agent, and its directors, officers, agents or employees, shall not be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement, any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Transaction Document or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article XI. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Borrower or the Manager. The Administrative Agent shall not be deemed to have knowledge of any Event of Default, Manager Default or Early Amortization Event unless the Administrative Agent has received written notice from the Borrower, the Collateral Agent (to the extent a Responsible Officer thereof has received written notice or has actual knowledge of such Event of Default, Manager Default or Early Amortization Event) or a Lender. Section 1404 Reliance. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or statement believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement, the Transaction Documents or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders, provided, that unless and until the Administrative Agent shall have received such advice or indemnification, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of all Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Lenders and/or Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders. Section 1405 Non-Reliance on Administrative Agent and Other Lenders.

137 Each Lender expressly acknowledges that none of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates, has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Lender represents and warrants to the Administrative Agent that it has made and will make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own appraisal of an investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement. Section 1406 Indemnification of the Administrative Agent. (a) In accordance with Section 1318, the Administrative Agent will be indemnified by the Borrower for actions taken in such capacity pursuant to the terms of this Agreement and the other Transaction Documents. (b) Each Lender other than a Conduit Lender agrees to reimburse and indemnify, severally, the Administrative Agent ratably according to their Pro Rata Shares, to the extent the Borrower fails to indefeasibly pay or reimburse any amounts for which the Administrative Agent, in its capacity as administrative agent, is entitled to reimbursement or indemnification by the Borrower pursuant to the terms of the Transaction Documents. Section 1407 Administrative Agent in Its Individual Capacity. The Administrative Agent and each of its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, the Seller or any Affiliate thereof as though it was not the Administrative Agent hereunder. With respect to the funding of Loans pursuant to this Agreement, the Administrative Agent and each of its Affiliates shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender,” shall include the Administrative Agent in its individual capacity. Section 1408 Successor Administrative Agent. If the Administrative Agent shall resign, then the Majority Lenders shall appoint from among the Lenders a successor Administrative Agent. At the request of the Majority Lenders, the Administrative Agent shall resign. No resignation of the Administrative Agent shall be effective until its successor shall have been appointed and shall have accepted such appointment. After the retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Agreement shall inure to its benefit and be binding upon it as to any actions taken or omitted to be taken by it while it was the Administrative Agent, as the case may be, under this Agreement. [Signature Pages Follow]

[Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the day and year first above written. TIF FUNDING LLC, as Borrower By: Triton Container International Limited, its manager By: /s/ Michael S. Pearl Name: Michael S. Pearl Title: Senior Vice President and Treasurer

[Loan and Security Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ John Fulvimar Name: John Fulvimar Title: Director

[Loan and Security Agreement] WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent and Securities Intermediary By: Robert J. Perkins Name: Robert J. Perkins Title: Vice President

*This exhibit has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision. Schedule I SCHEDULE I Maximum Concentrations of Lessees [***]*

*The Commitment for each Lender has been redacted in accordance with Item 601(a)(5) of Regulation S-K as it does not constitute information material to an investment or voting decision. The aggregate Commitments for all Lenders totaled $1,125,000,000. Schedule II SCHEDULE II Commitments Lender Commitment Wells Fargo Bank, National Association [***]* Bank of America, N.A. [***]* Citizens Bank, National Association [***]* ING Belgium SA/NV [***]* PNC Bank National Association [***]* Mizuho Bank, Ltd. [***]* Regions Bank [***]* MUFG Bank, Ltd. [***]*

SCHEDULE III

Scheduled Targeted Principal Balance

Payment Date Following Conversion Date	Target Percentage	Payment Date Following Conversion Date	Target Percentage
0	100.00%	25	79.17%
1	99.17%	26	78.33%
2	98.33%	27	77.50%
3	97.50%	28	76.67%
4	96.67%	29	75.83%
5	95.83%	30	75.00%
6	95.00%	31	74.17%
7	94.17%	32	73.33%
8	93.33%	33	72.50%
9	92.50%	34	71.67%
10	91.67%	35	70.83%
11	90.83%	36	70.00%
12	90.00%	37	69.17%
13	89.17%	38	68.33%
14	88.33%	39	67.50%
15	87.50%	40	66.67%
16	86.67%	41	65.83%
17	85.83%	42	65.00%
18	85.00%	43	64.17%
19	84.17%	44	63.33%
20	83.33%	45	62.50%
21	82.50%	46	61.67%
22	81.67%	47	60.83%
23	80.83%	48	60.00%
24	80.00%	49	0.00%

Schedule III

Exhibit A EXHIBIT A [Reserved]

Exhibit B EXHIBIT B FORM OF CONTROL AGREEMENT [Attached]

*This exhibit has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision. Exhibit C EXHIBIT C Depreciation Policy for Managed Containers [***]*

*This exhibit has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision. Exhibit D EXHIBIT D Form of Asset Base Certificate [***]*

Exhibit E EXHIBIT E [Reserved]

Exhibit F-1 EXHIBIT F Form of Assignment and Acceptance Reference is made to the Loan and Security Agreement, dated as of December 13, 2018 (as such agreement may be amended, restated, replaced or otherwise modified from time to time, the “Agreement”), by and among TIF Funding LLC, as Borrower, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and Wilmington Trust, National Association, as Collateral Agent. Terms defined in the Agreement are used herein with the same meaning. (the “Assignor”) and (the “Assignee”) agree as follows: 1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Annex 1 of all outstanding rights and obligations of the Assignor under the Agreement. 2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representation made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto. 3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Assignor or any other party to the Agreement and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking action under the Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender. 4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for recording by the Administrative Agent. The effective date of this Assignment and Acceptance (the "Transfer Date") shall be the date of recording thereof by the Administrative Agent. 5. Upon such recording by the Administrative Agent, as of the Transfer Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

Exhibit F-2 6. Upon such recording by the Administrative Agent, from and after the Transfer Date, the Administrative Agent shall make, or cause to be made, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal and interest with respect thereto) to the Assignee as follows: [payment instructions] [to the Administrative Agent’s Account at ____________]. The Assignor and the Assignee shall make all appropriate adjustments in payment under the Agreement for periods prior to the Transfer Date directly between themselves. 7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). (signatures to commence on the following page)

Exhibit F-2 IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written. [ASSIGNOR] By: Name: Title: Address for notices [Address] [ASSIGNEE] By: Name: Title: Address for notices [Address]

Exhibit F-3 Annex 1 to Assignment and Acceptance Date: Section 1. Percent Interest: Section 2. Assignee’s Commitment: $[●] Assignor’s Commitment after giving effect to assignment: $[●] Section 3. Transfer Date:

*This exhibit has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision. Exhibit G Exhibit G Intercreditor Collateral Agreement [***]*

Exhibit H EXHIBIT H Funding Notice I, Michael S. Pearl, Treasurer of TIF FUNDING LLC (the “Borrower”), hereby certify that, with respect to that certain Loan and Security Agreement, dated as of December 13, 2018, among the Borrower, the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, and Wilmington Trust, National Association, as collateral agent (the “Loan and Security Agreement”; all defined terms in the Loan and Security Agreement are incorporated herein by reference): (i) The Borrower hereby requests a Loan be made in accordance with the following terms: (a) The Loan shall be in an amount equal to $[●]. (b) The date of such Loan shall be [●]. (ii) The representations and warranties contained in Section 501 of the Loan and Security Agreement are true and correct as though made on the date hereof. (iii) Except as described below, no event has occurred and is continuing, or would result from any Loan occurring on the date hereof, which constitutes an Event of Default or an Early Amortization Event. (iv) As of the date hereof, the Aggregate Loan Principal Balance (after giving effect to the Loans requested hereby) does not exceed the Asset Base. For purposes hereof, the Aggregate Loan Principal Balance and the Asset Base have been re-calculated by the Borrower based upon amounts and percentages as of the date hereof (after giving effect to the Loans requested hereby). (v) On and as of such day, the Borrower has performed in all material respects all of the agreements contained in the Loan and Security Agreement (including those set forth in Section 1101) and the other Transaction Documents to which it is a party to be performed by the Borrower at or prior to such day. (vi) The Conversion Date has not occurred.

Exhibit H This notice has been signed as of the date first above written. TIF FUNDING LLC By: Triton Container International Limited, its manager __________________________________ Name: Michael S. Pearl Title: Vice President and Treasurer